Exhibit 10.1

CREDIT AGREEMENT

Dated as of May 28, 2003

Among

OMNOVA SOLUTIONS INC.

as the Borrower

THE FINANCIAL INSTITUTIONS NAMED HEREIN

as the Lenders

BANK ONE, NA

as the Agent

and

BANC ONE CAPITAL MARKETS, INC.

as the Lead Arranger and Sole Book Runner

Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

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ARTICLE 6 GENERAL WARRANTIES AND REPRESENTATIONS		23

6.1	Authorization, Validity, and Enforceability of this Agreement and the Loan Documents	23
6.2	Validity and Priority of Security Interest	24
6.3	Organization and Qualification	24
6.4	Corporate Name; Prior Transactions	24
6.5	Subsidiaries and Affiliates	24
6.6	Financial Statements and Projections	25
6.7	[Intentionally Deleted]	25
6.8	Solvency	25
6.9	Debt	25
6.10	Distributions	25
6.11	Real Estate; Leases; Liens	25
6.12	Proprietary Rights	26
6.13	Trade Names	26
6.14	Litigation	26
6.15	Labor Disputes	26
6.16	Environmental Laws	27
6.17	No Violation of Law	28
6.18	No Default	28
6.19	ERISA Compliance	28
6.20	Taxes	29
6.21	Regulated Entities	29
6.22	Use of Proceeds; Margin Regulations	29
6.23	Copyrights, Patents, Trademarks and Licenses, etc.	29
6.24	No Material Adverse Change	29
6.25	Full Disclosure	29
6.26	Material Agreements	30
6.27	Bank Accounts	30
6.28	Governmental Authorization	30
6.29	Insurance	30
6.30	Inactive Subsidiaries	30
6.31	Reportable Transaction	30

ARTICLE 7 AFFIRMATIVE AND NEGATIVE COVENANTS		30

7.1	Taxes and Other Obligations	30
7.2	Legal Existence and Good Standing	31
7.3	Compliance with Law and Agreements; Maintenance of Licenses	31
7.4	Maintenance of Property; Inspection of Property	31
7.5	Insurance	32
7.6	Insurance and Condemnation Proceeds	32
7.7	Environmental Laws.	33
7.8	Compliance with ERISA	33
7.9	Mergers, Consolidations or Sales	33
7.10	Distributions; Capital Change; Restricted Investments	34

7.11	Transactions Affecting Collateral or Obligations	34
7.12	Guaranties	34
7.13	Debt	35
7.14	Prepayment	35
7.15	Transactions with Affiliates	35
7.16	Investment Banking and Finder’s Fees	35
7.17	Business Conducted	36
7.18	Liens	36
7.19	Sale and Leaseback Transactions	36
7.20	New Subsidiaries	36
7.21	Fiscal Year	36
7.22	Capital Expenditures	36
7.23	Fixed Charge Coverage Ratio	36
7.24	Minimum Availability	36
7.25	Use of Proceeds	36
7.26	Amendments to Agreements	37
7.27	Inactive Subsidiaries	37
7.28	Bank Accounts	37
7.29	Further Assurances	37

ARTICLE 8 CONDITIONS OF LENDING		37

8.1	Conditions Precedent to Making of Loans on the Closing Date	37
8.2	Conditions Precedent to Each Loan	39

ARTICLE 9 DEFAULT; REMEDIES		40

9.1	Events of Default	40
9.2	Remedies	42

ARTICLE 10 TERM AND TERMINATION		43

10.1	Term and Termination	43

ARTICLE 11 AMENDMENTS; WAIVERs; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS		44

11.1	Amendments and Waivers	44
11.2	Assignments; Participations	45

ARTICLE 12 THE AGENT		47

12.1	Appointment and Authorization	47
12.2	Delegation of Duties	48
12.3	Liability of Agent	48
12.4	Reliance by Agent	48
12.5	Notice of Default	49
12.6	Credit Decision	49

12.7	Indemnification	49
12.8	Agent in Individual Capacity	50
12.9	Successor Agent	50
12.10	Withholding Tax	50
12.11	Collateral Matters	52
12.12	Restrictions on Actions by Lenders; Sharing of Payments	53
12.13	Agency for Perfection	53
12.14	Payments by Agent to Lenders	53
12.15	Settlement	54
12.16	Letters of Credit; Intra-Lender Issues	57
12.17	Concerning the Collateral and the Related Loan Documents	59
12.18	Field Audit and Examination Reports; Disclaimer by Lenders	59
12.19	Relation Among Lenders	60

ARTICLE 13 MISCELLANEOUS		60

13.1	No Waivers; Cumulative Remedies	60
13.2	Severability	60
13.3	Governing Law; Choice of Forum; Service of Process	60
13.4	WAIVER OF JURY TRIAL	61
13.5	Survival of Representations and Warranties	62
13.6	Other Security and Guaranties	62
13.7	Fees and Expenses	62
13.8	Notices	63
13.9	Waiver of Notices	64
13.10	Binding Effect	64
13.11	Indemnity of the Agent and the Lenders by the Borrower	64
13.12	Limitation of Liability	65
13.13	Final Agreement	65
13.14	Counterparts	65
13.15	Captions	66
13.16	Right of Setoff	66
13.17	Confidentiality	66
13.18	Conflicts with Other Loan Documents	67

ANNEXES, EXHIBITS AND SCHEDULES

ANNEX A	–	DEFINED TERMS

EXHIBIT A-1	–	FORM OF REVOLVING LOAN NOTE

EXHIBIT A-2	–	FORM OF SWING LINE NOTE

EXHIBIT B	–	FORM OF BORROWING BASE CERTIFICATE

EXHIBIT C	–	FINANCIAL STATEMENTS

EXHIBIT D	–	FORM OF NOTICE OF BORROWING

EXHIBIT E	–	FORM OF NOTICE OF CONTINUATION/CONVERSION

EXHIBIT F	–	FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

SCHEDULE 1.2 – LENDERS’ COMMITMENTS (ANNEX A – DEFINED TERMS)

SCHEDULE 6.3 – ORGANIZATION AND QUALIFICATIONS

SCHEDULE 6.5 – SUBSIDIARIES AND AFFILIATES

SCHEDULE 6.9 – DEBT

SCHEDULE 6.11 – REAL ESTATE; LEASES; LIENS

SCHEDULE 6.12 – PROPRIETARY RIGHTS

SCHEDULE 6.13 – TRADE NAMES

SCHEDULE 6.14 – LITIGATION

SCHEDULE 6.15 – LABOR DISPUTES

SCHEDULE 6.16 – ENVIRONMENTAL LAW

SCHEDULE 6.19 – ERISA COMPLIANCE

SCHEDULE 6.26 – MATERIAL AGREEMENTS

SCHEDULE 6.27 – BANK ACCOUNTS

SCHEDULE 6.29 – INSURANCE

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SCHEDULE 6.30 – INACTIVE SUBSIDIARIES

CREDIT AGREEMENT

This Credit Agreement, dated as of May 28, 2003, (this “Agreement”) among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), Bank One, NA having its principal office at 120 S. LaSalle Street, Chicago, IL 60603, as agent for the Lenders (in its capacity as agent, the “Agent”), and OMNOVA Solutions Inc., an Ohio corporation, with offices at 175 Ghent Road, Fairlawn, Ohio 44333 (the “Borrower”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested the Lenders to make available to the Borrower a revolving line of credit for loans and letters of credit in an amount not to exceed $100,000,000, which extensions of credit the Borrower will use for the purposes permitted hereunder;

WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in Annex A which is attached hereto and incorporated herein; the rules of construction contained therein shall govern the interpretation of this Agreement, and all Annexes, Exhibits and Schedules attached hereto are incorporated herein by reference;

WHEREAS, the Lenders have agreed to make available to the Borrower a revolving credit facility upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lenders, the Agent, and the Borrower hereby agree as follows.

ARTICLE 1

LOANS AND LETTERS OF CREDIT

1.1 Total Facility. Subject to all of the terms and conditions of this Agreement, the Lenders agree to make available a total credit facility of up to $100,000,000 (the “Total Facility”) to the Borrower from time to time during the term of this Agreement. The Total Facility shall be composed of a revolving line of credit consisting of Revolving Loans and Letters of Credit described herein.

1.2 Revolving Loans.

(a) (i) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 8, each Lender severally, but not jointly, agrees, upon the Borrower’s request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans, including, without duplication, Swing Line Loans (the “Revolving Loans”) to the Borrower in amounts not to exceed such Lender’s Pro Rata Share of Availability, except for Agent Advances. The Lenders, however, in their unanimous discretion, may elect to make Revolving Loans or issue or arrange to have issued

Letters of Credit in excess of the Borrowing Base on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Borrowing Base or to be obligated to exceed such limits on any other occasion. If any Borrowing would exceed Availability, the Lenders may refuse to make or may otherwise restrict the making of Revolving Loans as the Lenders determine until such excess has been eliminated, subject to the Agent’s authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 1.2(i).

(ii) Borrower shall execute and deliver to each Lender a note to evidence the Revolving Loan of that Lender. Each note shall be in the principal amount of the Lender’s Pro Rata Share of the Revolving Loan Commitments, dated the date hereof and substantially in the form of Exhibit A-1 (each a “Revolving Loan Note” and, collectively, the “Revolving Loan Notes”). Each Revolving Loan Note shall represent the obligation of Borrower to pay the amount of Lender’s Pro Rata Share of the Revolving Loan Commitments, or, if less, such Lender’s Pro Rata Share of the aggregate unpaid principal amount of all Revolving Loans to Borrower together with interest thereon as prescribed in Section 1.2. The entire unpaid balance of the Revolving Loan and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Termination Date.

(b) Procedure for Borrowing.

(1) Each Borrowing shall be made upon the Borrower’s irrevocable written notice delivered to the Agent in the form of a notice of borrowing (“Notice of Borrowing”), which must be received by the Agent prior to (i) 12:00 noon (Chicago time) three Business Days prior to the requested Funding Date, in the case of Eurodollar Revolving Loans and (ii) 11:00 a.m. (Chicago time) on the requested Funding Date, in the case of Alternate Base Rate Revolving Loans, specifying:

(A) the amount of the Borrowing, which in the case of a Eurodollar Revolving Loan must equal or exceed $5,000,000 (and increments of $1,000,000 in excess of such amount) and which in the case of Alternate Base Rate Revolving Loans must equal or exceed $100,000 (and increments of $100,000 in excess of that amount);

(B) the requested Funding Date, which must be a Business Day;

(C) whether the Revolving Loans requested are to be Alternate Base Rate Revolving Loans or Eurodollar Revolving Loans (and if not specified, it shall be deemed a request for an Alternate Base Rate Revolving Loan); and

(D) the duration of the Interest Period for Eurodollar Revolving Loans (and if not specified, it shall be deemed a request for an Interest Period of one month);

provided, however, that with respect to the Borrowing to be made on the Closing Date, such Borrowings will consist of Alternate Base Rate Revolving Loans only.

(2) In lieu of delivering a Notice of Borrowing, the Borrower may give the Agent telephonic notice of such request for advances to the Designated Account on or before the deadline set forth above. The Agent at all times shall be entitled to rely on such telephonic notice in making such Revolving Loans, regardless of whether any written confirmation is received.

(3) The Borrower shall have no right to request a Eurodollar Revolving Loan while a Default or Event of Default has occurred and is continuing.

(c) Reliance upon Authority. Prior to the Closing Date, the Borrower shall deliver to the Agent, a notice setting forth the account of the Borrower (“Designated Account”) to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested hereunder. The Borrower may designate a replacement account from time to time by written notice. All such Designated Accounts must be reasonably satisfactory to the Agent. The Agent is entitled to rely conclusively on any person’s request for Revolving Loans on behalf of the Borrower, so long as the proceeds thereof are to be transferred to the Designated Account. The Agent has no duty to verify the identity of any individual representing himself or herself as a person authorized by the Borrower to make such requests on its behalf.

(d) No Liability. The Agent shall not incur any liability to the Borrower as a result of acting upon any notice referred to in Sections 1.2(b) and (c), which the Agent believes in good faith to have been given by an officer or other person duly authorized by the Borrower to request Revolving Loans on its behalf. The crediting of Revolving Loans to the Designated Account conclusively establishes the obligation of the Borrower to repay such Revolving Loans as provided herein.

(e) Notice Irrevocable. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to Section 1.2(b) shall be irrevocable. The Borrower shall be bound to borrow the funds requested therein in accordance therewith.

(f) Agent’s Election. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof), the Agent shall elect to have the terms of Section 1.2(g) or the terms of Section 1.2(h) apply to such requested Borrowing. If the Bank declines in its sole discretion to make a Swing Line Loan pursuant to Section 1.2(h), the terms of Section 1.2(g) shall apply to the requested Borrowing.

(g) Making of Revolving Loans. If Agent elects to have the terms of this Section 1.2(g) apply to a requested Borrowing, then promptly after receipt of a Notice of Borrowing or telephonic notice in lieu thereof, the Agent shall notify the Lenders by telecopy, telephone or e-mail of the requested Borrowing. Each Lender shall transfer its Pro Rata Share of the requested Borrowing available to the Agent in immediately available funds, to the account from time to time designated by Agent, not later than 12:00 noon (Chicago time) on the applicable Funding Date. After the Agent’s receipt of all proceeds of such Revolving Loans, the Agent shall make the proceeds of such Revolving Loans available to the Borrower on the applicable Funding Date by transferring same day funds to the account designated by the Borrower; provided, however, that the amount of Revolving Loans so made on any date shall not exceed the Availability on such date.

(h) Making of Swing Line Loans.

(A) If Agent elects, with the consent of the Bank, to have the terms of this Section 1.2(h) apply to a requested Borrowing, the Bank shall make a Revolving Loan in the amount of that Borrowing available to the Borrower on the applicable Funding Date by transferring same day funds to Borrower’s Designated Account. Each Revolving Loan made solely by the Bank pursuant to this Section is herein referred to as a “Swing Line Loan,” and such Revolving Loans are collectively referred to as the “Swing Line Loans.” Each Swing Line Loan shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to the Bank solely for its own account. The aggregate amount of Swing Line Loans outstanding at any time shall not exceed $10,000,000 (the “Swing Line Commitment”). The Agent shall not request the Bank to make any Swing Line Loan if (1) the Agent has received written notice from any Lender that one or more of the applicable conditions precedent set forth in Article 8 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (2) the requested Borrowing would exceed Availability on that Funding Date.

(B) The Swing Line Loans shall be secured by the Agent’s Liens in and to the Collateral and shall constitute Alternate Base Rate Revolving Loans and Obligations hereunder.

(C) Borrower shall execute and deliver to the Bank a promissory note to evidence the Swing Line Commitment. Such note shall be in the principal amount of the Swing Line Commitment of the Bank, dated the Closing Date and substantially in the form of Exhibit A-2 (the “Swing Line Note”). The Swing Line Note shall represent the obligation of Borrower to pay the amount of the Swing Line Commitment or, if less, the aggregate unpaid principal amount of all Swing Line Loans made to Borrower together with interest thereon as prescribed in Section 2.1.

(i) Agent Advances.

(A) Subject to the limitations set forth below, the Agent is authorized by the Borrower and the Lenders, from time to time in the Agent’s sole discretion, (A) after the occurrence of a Default or an Event of Default, or (B) at any time that any of the other conditions precedent set forth in Article 8 have not been satisfied, to make Alternate Base Rate Revolving Loans to the Borrower on behalf of the Lenders in an aggregate amount outstanding at any time not to exceed $5,000,000 (but not to exceed the Maximum Revolver Amount) which the Agent, in its reasonable business judgment, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, (2) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (3) to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement, including costs, fees and expenses as described in Section 13.7 (any of such advances are herein referred to as “Agent Advances”); provided, that the Required Lenders may at any time revoke the Agent’s authorization to make Agent Advances. Any such revocation must be in writing and shall become effective prospectively upon the Agent’s receipt thereof.

(B) The Agent Advances shall be secured by the Agent’s Liens in and to the Collateral and shall constitute Alternate Base Rate Revolving Loans and Obligations hereunder.

1.3 Letters of Credit.

(a) Agreement to Issue or Cause To Issue. Subject to the terms and conditions of this Agreement, the Agent agrees (i) to cause the Letter of Credit Issuer to issue for the account of the Borrower one or more commercial/documentary and standby letters of credit (“Letter of Credit”) and/or (ii) to provide credit support or other enhancement to a Letter of Credit Issuer acceptable to Agent, which issues a Letter of Credit for the account of the Borrower (any such credit support or enhancement being herein referred to as a “Credit Support”) from time to time during the term of this Agreement.

(b) Amounts; Outside Expiration Date. The Agent shall not have any obligation to issue or cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit at any time if: (i) the maximum face amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (ii) the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from the Borrower in connection with the opening thereof would exceed Availability at such time; or (iii) such Letter of Credit has an expiration date less than five (5) days prior to the Stated Termination Date or more than 12 months from the date of issuance (provided that any Letter of Credit with a 12-month tenor may provide for the renewal thereof for additional 12-month periods, which shall in no event extend beyond five (5) days prior to the Stated Termination Date). With respect to any Letter of Credit which contains any “evergreen” or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless any such Lender shall have provided to the Agent, written notice that it declines to consent to any such extension or renewal at least thirty (30) days prior to the date on which the Letter of Credit Issuer is entitled to decline to extend or renew the Letter of Credit. If all of the requirements of this Section 1.3 are met and no Default or Event of Default has occurred and is continuing, no Lender shall decline to consent to any such extension or renewal.

(c) Other Conditions. In addition to conditions precedent contained in Article 8, the obligation of the Agent to issue or to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner reasonably satisfactory to the Agent:

(1) The Borrower shall have delivered to the Letter of Credit Issuer, at such times and in such manner as such Letter of Credit Issuer may prescribe, an application in form and substance satisfactory to such Letter of Credit Issuer and reasonably satisfactory to the Agent for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form, terms and purpose of the proposed Letter of Credit shall be reasonably satisfactory to the Agent and the Letter of Credit Issuer; and

(2) As of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of

Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

(d) Issuance of Letters of Credit.

(1) Request for Issuance. Borrower must notify the Agent of a requested Letter of Credit at least three (3) Business Days prior to the proposed issuance date. Such notice shall be irrevocable and must specify the original face amount of the Letter of Credit requested, the Business Day of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the Business Day on which the requested Letter of Credit is to expire, the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. The Borrower shall attach to such notice the proposed form of the Letter of Credit.

(2) Responsibilities of the Agent; Issuance. As of the Business Day of the requested issuance date of the Letter of Credit, the Agent shall determine the amount of the applicable Unused Letter of Credit Subfacility and Availability. If (i) the face amount of the requested Letter of Credit is less than the Unused Letter of Credit Subfacility and (ii) the amount of such requested Letter of Credit and all commissions, fees, and charges due from the Borrower in connection with the opening thereof would not exceed Availability, the Agent shall cause the Letter of Credit Issuer to issue the requested Letter of Credit on the requested issuance date so long as the other conditions hereof are met.

(3) No Extensions or Amendment. The Agent shall not be obligated to cause the Letter of Credit Issuer to extend or amend any Letter of Credit issued pursuant hereto unless the requirements of this Section 1.3 are met as though a new Letter of Credit were being requested and issued.

(e) Payments Pursuant to Letters of Credit. The Borrower agrees to reimburse immediately the Letter of Credit Issuer for any draw under any Letter of Credit and the Agent for the account of the Lenders upon any payment pursuant to any Credit Support, and to pay the Letter of Credit Issuer the amount of all other charges and fees payable to the Letter of Credit Issuer in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which the Borrower may have at any time against the Letter of Credit Issuer or any other Person. Each drawing under any Letter of Credit shall constitute a request by the Borrower to the Agent for a Borrowing of an Alternate Base Rate Revolving Loan in the amount of such drawing. The Funding Date with respect to such borrowing shall be the date of such drawing.

(f) Indemnification; Exoneration; Power of Attorney.

(1) Indemnification. In addition to amounts payable as elsewhere provided in this Section 1.3, the Borrower agrees to protect, indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys’ fees) which any Lender or the Agent (other than a Lender in its capacity as Letter of Credit Issuer) may incur or be subject to (excluding such claims, demands, liabilities, damages, losses, costs, charges and expenses arising solely from disputes between or among Agent and/or Lenders) as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any Credit Support or enhancement in connection therewith. The Borrower’s obligations under this Section shall survive payment of all other Obligations.

(2) Assumption of Risk by the Borrower. As among the Borrower, the Lenders, and the Agent, the Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders and the Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority or (I) the Letter of Credit Issuer’s honor of a draw for which the draw or any certificate fails to comply in any respect with the terms of the Letter of Credit. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this Section 1.3(f).

(3) Exoneration. Without limiting the foregoing, no action or omission whatsoever by Agent or any Lender (excluding any Lender in its capacity as a Letter of Credit Issuer and excluding any such liability resulting from the gross negligence or willful misconduct of the party seeking exoneration hereunder) shall result in any liability of Agent or any Lender to the Borrower, or relieve the Borrower of any of its obligations hereunder to any such Person.

(4) Rights Against Letter of Credit Issuer. Nothing contained in this Agreement is intended to limit the Borrower’s rights, if any, with respect to the Letter of Credit Issuer which arise as a result of the letter of credit application and related documents executed by and between the Borrower and the Letter of Credit Issuer.

(5) Account Party. The Borrower hereby authorizes and directs any Letter of Credit Issuer to name the Borrower as the “Account Party” therein and to deliver to the Agent all instruments, documents and other writings and property received by the

Letter of Credit Issuer pursuant to the Letter of Credit, and to accept and rely upon the Agent’s instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

(g) Supporting Letter of Credit; Cash Collateral. If, notwithstanding the provisions of Section 1.3(b) and Section 10.1, any Letter of Credit or Credit Support is outstanding upon the termination of this Agreement, then upon such termination the Borrower shall deposit with the Agent, for the ratable benefit of the Agent and the Lenders, with respect to each Letter of Credit or Credit Support then outstanding, cash collateral in an amount equal to 110% of the greatest amount for which such Letter of Credit or such Credit Support may be drawn plus any fees and expenses associated with such Letter of Credit or such Credit Support. Such cash collateral shall be held by the Agent, for the ratable benefit of the Agent and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or such Credit Support remaining outstanding.

1.4 Bank Products. The Borrower may request and the Agent may, in its sole and absolute discretion, arrange for the Borrower to obtain from the Bank or the Bank’s Affiliates Bank Products although the Borrower is not required to do so. If Bank Products are provided by an Affiliate of the Bank, the Borrower agrees to reimburse the Agent, the Bank and the Lenders for any and all costs and obligations now or hereafter incurred by the Agent, the Bank or any of the Lenders which arise from any indemnity given by the Agent to its Affiliates related to such Bank Products; provided, however, nothing contained herein is intended to limit the Borrower’s rights, with respect to the Bank or its Affiliates, if any, which arise as a result of the execution of documents by and between the Borrower and the Bank which relate to Bank Products. The agreement contained in this Section shall survive termination of this Agreement. The Borrower acknowledges and agrees that the obtaining of Bank Products from the Bank or the Bank’s Affiliates (a) is in the sole and absolute discretion of the Bank or the Bank’s Affiliates, and (b) is subject to all rules and regulations of the Bank or the Bank’s Affiliates.

ARTICLE 2

INTEREST AND FEES

2.1 Interest.

(a) Interest Rates. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Alternate Base Rate or the Eurodollar Rate plus the Applicable Margins as set forth below, but not to exceed the Maximum Rate. If at any time Loans are outstanding with respect to which the Borrower has not delivered to the Agent a notice specifying the basis for determining the interest rate applicable thereto in accordance herewith, those Loans shall bear interest at a rate determined by reference to the Alternate Base Rate until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

(i) For all Alternate Base Rate Revolving Loans and other Obligations (other than Eurodollar Revolving Loans) at a fluctuating per annum rate equal to the Alternate Base Rate plus the Applicable Margin; and

(ii) For all Eurodollar Revolving Loans at a per annum rate equal to the Eurodollar Rate plus the Applicable Margin.

Each change in the Alternate Base Rate shall be reflected in the interest rate applicable to Alternate Base Rate Revolving Loans as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). The Borrower shall pay to the Agent, for the ratable benefit of Lenders, interest accrued on all Alternate Base Rate Revolving Loans in arrears on the first day of each month hereafter, on the date of any repayment of any portion of such Loans and on the Termination Date. The Borrower shall pay to the Agent, for the ratable benefit of Lenders, interest on all Eurodollar Revolving Loans in arrears on each Eurodollar Interest Payment Date.

(b) Default Rate. If any Default or Event of Default occurs and is continuing and the Agent or the Required Lenders in their discretion so elect, then, while any such Default or Event of Default is continuing, all of the Obligations shall bear interest at the Default Rate applicable thereto.

2.2 Continuation and Conversion Elections.

(a) The Borrower may:

(i) elect, as of any Business Day, in the case of Alternate Base Rate Revolving Loans (other than Swing Line Loans) to convert any Alternate Base Rate Revolving Loan (or any part thereof in an amount not less than $5,000,000 or that is in an integral multiple of $1,000,000 in excess thereof) into Eurodollar Revolving Loans; or

(ii) elect, as of the last day of the applicable Interest Period, to continue any Eurodollar Revolving Loan having Interest Periods expiring on such day (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of Eurodollar Revolving Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $5,000,000, such Eurodollar Revolving Loans shall automatically convert into Alternate Base Rate Revolving Loans; provided further that if the notice shall fail to specify the duration of the Interest Period, such Interest Period shall be one month.

(b) The Borrower shall deliver a notice of continuation/conversion (“Notice of Continuation/Conversion”) to the Agent not later than 12:00 noon (Chicago time) at least three (3) Business Days in advance of the Continuation/Conversion Date, if the Loans are to be converted into or continued as Eurodollar Revolving Loans and specifying:

(i) the proposed Continuation/Conversion Date;

(ii) the aggregate amount of Loans to be converted or renewed;

(iii) the type of Loans resulting from the proposed conversion or continuation; and

(iv) the duration of the requested Interest Period, provided, however, the Borrower may not select an Interest Period that ends after the Stated Termination Date.

(c) If upon the expiration of any Interest Period applicable to Eurodollar Revolving Loans, the Borrower has failed to select timely a new Interest Period to be applicable to Eurodollar Revolving Loans or if any Default or Event of Default then exists, the Borrower shall be deemed to have elected to convert such Eurodollar Revolving Loans into Alternate Base Rate Revolving Loans effective as of the expiration date of such Interest Period.

(d) The Agent will promptly notify each Lender of its receipt of a Notice of Continuation/Conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

(e) There may not be more than five (5) different Eurodollar Revolving Loans in effect hereunder at any time.

2.3 Maximum Interest Rate. In no event shall any interest rate provided for hereunder exceed the maximum rate legally chargeable by any Lender under applicable law for such Lender with respect to loans of the type provided for hereunder (the “Maximum Rate”). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 2.3, have been paid or accrued if the interest rate otherwise set forth in this Agreement had at all times been in effect, then the Borrower shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rate otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. If a court of competent jurisdiction determines that the Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Agent and/or such Lender shall refund to the Borrower such excess.

2.4 Fee Letter. The Borrower agrees to pay the Agent the fees set forth in the fee letter dated May 8, 2003, among Agent, Banc One Capital Markets, Inc. and Borrower at the times set forth therein.

2.5 Unused Line Fee. On the first day of each Fiscal Quarter and on the Termination Date the Borrower agrees to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the “Unused Line Fee”) equal to the Applicable Margin times the amount by which the Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of Revolving Loans and the average daily undrawn face amount of outstanding Letters of Credit, during the immediately prior Fiscal Quarter or shorter period if calculated for the first Fiscal Quarter ending after the Closing Date or on the Termination Date. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All principal payments received by the Agent shall be deemed to be credited to the Borrower’s Loan Account immediately upon receipt of good funds for purposes of calculating the Unused Line Fee pursuant to this Section 2.5.

2.6 Letter of Credit Fee. The Borrower agrees to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, for each Letter of Credit, a fee (the “Letter of Credit Fee”) equal to the Applicable Margin per annum times the face amount of such Letter of Credit and to Agent for the benefit of the Letter of Credit Issuer a fronting fee of one-quarter of one percent (0.25%) per annum of the undrawn face amount of each Letter of Credit, and to the Letter of Credit Issuer, all out-of-pocket costs, fees and expenses incurred by the Letter of Credit Issuer in connection with the application for, processing of, negotiation of, issuance of, or amendment to any Letter of Credit. The Letter of Credit Fee shall be payable quarterly in arrears on the first day of each Fiscal Quarter following any Fiscal Quarter in which a Letter of Credit is outstanding and on the Termination Date. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

ARTICLE 3

PAYMENTS AND PREPAYMENTS

3.1 Revolving Loans. The Borrower shall repay the outstanding principal balance of the Revolving Loans and all other Obligations, plus all accrued but unpaid interest thereon, on the Termination Date. The Borrower may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement. In addition, and without limiting the generality of the foregoing, upon demand the Borrower shall pay to the Agent, for account of the Lenders, the amount, without duplication, by which the Aggregate Revolver Outstandings exceeds the lesser of the Borrowing Base or the Maximum Revolver Amount.

3.2 Termination of Facility. The Borrower may terminate this Agreement upon at least ten (10) Business Days’ notice to the Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation and return of all outstanding Letters of Credit, (b) the payment in full in cash of all reimbursable expenses and other Obligations, and (c) with respect to any Eurodollar Revolving Loan prepaid, payment of the amounts due under Section 4.4, if any. If this Agreement or the Commitments are terminated at any time prior to the Stated Termination Date, whether pursuant to this Section or pursuant to Section 9.2, the Borrower shall pay to the Agent, for the account of the Lenders, an early termination fee determined in accordance with the following table:

Period during which early termination occurs	Early Termination Fee
On or prior to the first Anniversary Date	1% of the Maximum Revolver Amount

After the first Anniversary Date but on or prior to the second Anniversary Date	0.5% of the Maximum Revolver Amount

After the second Anniversary Date but prior to the Stated Termination Date	0% of the Maximum Revolver Amount

3.3 Prepayments of the Loans.

(a) Immediately upon receipt by Borrower or its Subsidiaries of proceeds of any (i) sale or other disposition of Collateral (excluding Accounts and Inventory) permitted under Section 7.9 in excess of $1,000,000 in the aggregate in any Fiscal Year, (ii) sale of the stock of any Subsidiary of Borrower or (iii) issuance of equity securities (other than equity issued in connection with Borrower’s Plans) or issuance of Debt (other than Guaranties) permitted under the last sentence of Section 7.13 (excluding proceeds of equity or Debt issued to finance a Permitted Acquisition but only to the extent such proceeds are received and paid to the sellers of the Target contemporaneously with the consummation of the Permitted Acquisition or contemporaneously with the date on which any other consideration is required to be paid to such sellers in connection with such Permitted Acquisition), Borrower shall prepay the Obligations in an amount equal to all such proceeds, net of (A) commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by Borrower in connection therewith (in each case, paid to non-Affiliates), (B) transfer taxes, (C) amounts payable to holders of senior Liens (to the extent such Liens constitute Permitted Liens hereunder), if any, and (D) an appropriate reserve for income taxes in accordance with GAAP in connection therewith (“Net Proceeds”). Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, all Net Proceeds from a sale of Collateral subject to clause (i) above shall be applied to the Obligations without regard to the $1,000,000 exclusion set forth above. Any such prepayment required by this Section 3.3(a) shall be applied in accordance with Section 3.7.

(b) [Intentionally Deleted].

(c) No provision contained in this Section 3.3 shall constitute a consent to an asset disposition that is otherwise not permitted by the terms of this Agreement.

(d) To the extent any of the Obligations are repaid with proceeds of an “Asset Sale” (as defined in the Indenture) of assets that do not constitute Bond Creditor Collateral and the terms of the Indenture require Borrower to either (x) repay Obligations with such proceeds with a corresponding reduction in the Commitments in connection with such repayment, (y) invest such proceeds in “Replacement Assets” (as defined in the Indenture) or (z) make an offer to purchase the Senior Notes with such proceeds, (i) Borrower will prepay the Obligations, (ii) the Commitments and Maximum Revolver Amount shall be permanently reduced, ratably as to each Lender, by the amount of such repayment and (iii) the Borrower shall pay to the Agent, for the account of the Lenders, an early termination fee in an amount equal to the amount by which the Commitments and Maximum Revolver Amount were reduced, multiplied by 1% if such reduction occurs on or prior to the first Anniversary Date and 0.5% if such reduction occurs after the first Anniversary Date but on or prior to the second Anniversary Date.

3.4 Eurodollar Revolving Loan Prepayments. In connection with any prepayment, if any Eurodollar Revolving Loan is prepaid prior to the expiration date of the Interest Period applicable thereto, the Borrower shall pay to the Lenders the amounts described in Section 4.4.

3.5 Payments by the Borrower.

(a) All payments to be made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrower shall be made to the Agent for the account of the Lenders, at the account designated by the Agent and shall be made in Dollars and in immediately available funds, no later than 12:00 noon (Chicago time) on the date specified herein. Any payment received by the Agent after such time shall be deemed (for purposes of calculating interest only) to have been received on the following Business Day and any applicable interest shall continue to accrue.

(b) Subject to the provisions set forth in the definition of “Interest Period”, whenever any payment is due on a day other than a Business Day, such payment shall be due on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

3.6 Payments as Revolving Loans. At the election of Agent, all payments of interest, reimbursement obligations in connection with Letters of Credit and Credit Support for Letters of Credit, fees, premiums, reimbursable expenses and other sums payable hereunder, may be paid from the proceeds of Revolving Loans made hereunder. The Borrower hereby irrevocably authorizes the Agent to charge the Loan Account for the purpose of paying all amounts from time to time due hereunder and agrees that all such amounts charged shall constitute Revolving Loans (including Swing Line Loans and Agent Advances).

3.7 Apportionment, Application and Reversal of Payments. Principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders, except for fees payable solely to Agent and the Letter of Credit Issuer and except as provided in Section 11.1(b). All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities or expense reimbursements (excluding any amounts relating to Bank Products) then due to the Agent from the Borrower; second, to pay any fees or expense reimbursements then due to the Lenders from the Borrower; third, to pay interest due in respect of all Loans, including Swing Line Loans and Agent Advances; fourth, to pay or prepay principal of the Swing Line Loans and Agent Advances; fifth, to pay or prepay principal of the Revolving Loans (other than Swing Line Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit; sixth, to pay an amount to Agent equal to all outstanding Letter of Credit Obligations to be held as cash collateral for such Obligations; and seventh, to the payment of any other Obligation (including all amounts with respect to Bank Products) due to the Agent or any Lender by the Borrower. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower, or unless an Event of Default has occurred and is continuing, neither the Agent nor any Lender shall apply any payments which it receives to any Eurodollar Revolving Loan, except (a) on the expiration date of the Interest Period applicable to any such Eurodollar Revolving Loan, or (b) in the event, and only to the extent, that there are no outstanding Alternate Base Rate Revolving Loans and, in any event, the Borrower shall pay Eurodollar breakage losses in accordance with Section 4.4. The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

3.8 Indemnity for Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Agent, any Lender, the Bank or any Affiliate of the Bank is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender and the Borrower shall be liable to pay to the Agent and the Lenders, and hereby does indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless for the amount of such payment or proceeds surrendered. The provisions of this Section 3.8 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent’s and the Lenders’ rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 3.8 shall survive the termination of this Agreement.

3.9 Agent’s and Lenders’ Books and Records; Monthly Statements. The Agent shall record the principal amount of the Loans owing to each Lender, the undrawn face amount of all outstanding Letters of Credit and the aggregate amount of unpaid reimbursement obligations outstanding with respect to the Letters of Credit from time to time on its books. In addition, each Lender may note the date and amount of each payment or prepayment of principal of such Lender’s Loans in its books and records. Failure by Agent or any Lender to make such notation shall not affect the obligations of the Borrower with respect to the Loans or the Letters of Credit. The Borrower agrees that the Agent’s and each Lender’s books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to the Borrower a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Borrower and an account stated (except for reversals and reapplications of payments made as provided in Section 3.7 and corrections of errors discovered by the Agent), unless the Borrower notifies the Agent in writing to the contrary within sixty (60) days after such statement is rendered. In the event a timely written notice of objections is given by the Borrower, only the items to which exception is expressly made will be considered to be disputed by the Borrower.

ARTICLE 4

TAXES, YIELD PROTECTION AND ILLEGALITY

4.1 Taxes.

(a) Any and all payments by the Borrower to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Borrower shall pay all Other Taxes.

(b) The Borrower agrees to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by any Lender or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender or the Agent makes written demand therefor.

(c) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

(i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

(ii) the Borrower shall make such deductions and withholdings;

(iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

(iv) the Borrower shall also pay to each Lender or the Agent for the account of such Lender, at the time interest is paid, all additional amounts which the respective Lender specifies as necessary to preserve the after-tax yield such Lender would have received if such Taxes or Other Taxes had not been imposed.

(d) At the Agent’s request, within 30 days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

(e) If the Borrower is required to pay additional amounts to any Lender or the Agent pursuant to subsection (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to eliminate any such additional payment by the Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

4.2 Illegality.

(a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make Eurodollar Revolving Loans, then, on notice thereof by that Lender to the Borrower through the Agent, any obligation of that Lender to make Eurodollar Revolving Loans shall be suspended until that Lender notifies the Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

(b) If a Lender determines that it is unlawful to maintain any Eurodollar Revolving Loan, the Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such Eurodollar Revolving Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 4.4, either on the last day of the Interest Period thereof, if that Lender may lawfully continue to maintain such Eurodollar Revolving Loans to such day, or immediately, if that Lender may not lawfully continue to maintain such Eurodollar Revolving Loans. If the Borrower is required to so prepay any Eurodollar Revolving Loan, then concurrently with such prepayment, the Borrower shall borrow from the affected Lender, in the amount of such repayment, an Alternate Base Revolving Loan.

4.3 Increased Costs and Reduction of Return.

(a) If any Lender determines that due to either (i) the introduction of or any change in the interpretation of any law or regulation or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Eurodollar Revolving Loan, then the Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

(b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender or any corporation or other entity controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation or other entity controlling such Lender and (taking into consideration such Lender’s or such corporation’s or other entity’s policies with respect to capital adequacy and such Lender’s desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Borrower through the Agent, the Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

4.4 Funding Losses. The Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

(a) the failure of the Borrower to make on a timely basis any payment of principal of any Eurodollar Revolving Loan;

(b) the failure of the Borrower to borrow, continue or convert a Loan after the Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Continuation/Conversion; or

(c) the prepayment or other payment (including after acceleration thereof) of any Eurodollar Revolving Loan on a day that is not the last day of the relevant Interest Period;

including any such loss of anticipated profit and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Eurodollar Revolving Loans or from fees payable to terminate the deposits from which such funds were obtained. Borrower shall also pay any customary administrative fees charged by any Lender in connection with the foregoing.

4.5 Inability to Determine Rates. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Revolving Loan, or that the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Revolving Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Revolving Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Notice of Borrowing or Notice of Continuation/Conversion then submitted by it. If the Borrower does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Alternate Base Rate Revolving Loans instead of Eurodollar Revolving Loans.

4.6 Certificates of Agent. If any Lender claims reimbursement or compensation under this Article 4, Agent shall determine the amount thereof and shall deliver to the Borrower (with a copy to the affected Lender) a certificate setting forth in reasonable detail the amount payable to the affected Lender, and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.

4.7 Survival. The agreements and obligations of the Borrower in this Article 4 shall survive the payment of all other Obligations.

ARTICLE 5

BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

5.1 Books and Records. The Borrower shall maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a). The Borrower shall, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. The Borrower shall maintain at all times books and records pertaining to the Collateral in such detail, form and scope as the Agent or any Lender shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral.

5.2 Financial Information. The Borrower shall promptly furnish to each Lender, all such financial information as the Agent shall reasonably request. Without limiting the foregoing, the Borrower will furnish to the Agent, in sufficient copies for distribution by the Agent to each Lender, in such detail as the Agent or the Lenders shall request, the following:

(a) As soon as available, but in any event not later than ninety (90) days after the close of each Fiscal Year, audited consolidated balance sheets, and income statements, cash flow statements and changes in stockholders’ equity for the Borrower and its consolidated Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of the Borrower and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards by and, in the case of such statements performed on a consolidated basis, accompanied by a report thereon unqualified in any respect of independent certified public accountants selected by the Borrower and reasonably satisfactory to the Agent. The Borrower, simultaneously with retaining such independent public accountants to conduct such annual audit, shall send a letter to such accountants, with a copy to the Agent and the Lenders, notifying such accountants that one of the primary purposes for retaining such accountants’ services and having financial statements audited by them is for use by the Agent and the Lenders. To the extent the Borrower cannot provide Agent with any additional financial statements and other supporting financial documents and schedules as the Agent may request, the Borrower hereby authorizes the Agent, with the Borrower’s participation, to communicate directly with the Borrower’s certified public accountants and, by this provision, authorizes those accountants to discuss directly with the Agent, with Borrower’s participation, the finances and affairs of the Borrower; provided, that if any request made to such accountants by the Agent is for information, materials or other supporting financial documents or schedules with respect to matters which are outside the scope of such accountants’ engagement or which have not been approved for release by Borrower’s audit committee, at the request of Agent, Borrower will propose to its audit committee for consideration at its next scheduled meeting an amendment to include such additional matters in the scope of its accountants’ engagement and/or to approve the release of such materials or supporting information as Agent shall request; provided, further that such accountants may only disclose such materials and supporting information if permitted to be disclosed pursuant to such accountants’ policies and procedures.

(b) As soon as available, but in any event not later than thirty (30) days after the end of each month, unaudited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such month, and unaudited consolidated income statements and cash flow statements for the Borrower and its consolidated Subsidiaries for such month and for the period from the beginning of the Fiscal Year to the end of such month, all in reasonable detail, fairly presenting the financial position and results of operations of the Borrower and its consolidated Subsidiaries as at the date thereof and for such periods, and, in each case, in comparable form, figures for the corresponding period for the prior Fiscal Year and for the Borrower’s budget, and prepared in accordance with GAAP applied consistently as with the audited Financial Statements required to be delivered pursuant to Section 5.2(a); provided, however, that monthly cash flow statements will be prepared in a manner consistent with the unaudited cash flow statements delivered to Agent prior to the Closing Date and which is not in accordance with GAAP. The Borrower shall certify by a certificate signed by its chief financial officer that all such statements (except the monthly cash flow statements) have been prepared in accordance with GAAP and present fairly the Borrower’s financial position as at the dates thereof and its results of operations for the periods then ended, subject to normal year-end adjustments.

(c) With each of the audited Financial Statements delivered pursuant to Section 5.2(a), a certificate of the independent certified public accountants that examined such statement to the effect that they have reviewed and are familiar with this Agreement and that, in examining such Financial Statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default with respect to a financial covenant, except for those, if any, described in reasonable detail in such certificate.

(d) With each of the annual audited Financial Statements delivered pursuant to Section 5.2(a), and within thirty (30) days after the end of each month, a certificate of the chief financial officer of the Borrower setting forth in reasonable detail the calculations required to establish that the Borrower was in compliance with the covenants set forth in

Sections 7.22 through 7.24 during the period covered in such Financial Statements and as at the end thereof. Within thirty (30) days after the end of each month, a certificate of the chief financial officer of the Borrower stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of the Borrower contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular date, (B) the Borrower is, at the date of such certificate, in compliance in all material respects with all of its respective covenants and agreements in this Agreement and the other Loan Documents, (C) no Default or Event of Default then exists or existed during the period covered by the Financial Statements for such month, (D) describing and analyzing in reasonable detail all material trends, changes, and developments in each and all Financial Statements; and (E) explaining the variances of the figures in the corresponding budgets and prior Fiscal Year financial statements. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Borrower has taken or proposes to take with respect thereto.

(e) No sooner than sixty (60) days and not less than thirty (30) days prior to the beginning of each Fiscal Year, annual forecasts (to include forecasted consolidated balance sheets, income statements and cash flow statements) for the Borrower and its Subsidiaries as at the end of and for each month of such Fiscal Year.

(f) Promptly after filing with the PBGC and the IRS, a copy of each annual report and, upon Agent’s request, such other filings filed with respect to each Plan of the Borrower.

(g) As soon as available, but in any event not later than forty-five (45) days after the end of each Fiscal Quarter, unaudited consolidated financial statements for such Fiscal Quarter, in a form consistent with Borrower’s Form 10-Q quarterly report filed with the Securities and Exchange Commission for the Fiscal Quarter ending February 28, 2003. Promptly upon the filing thereof, Borrower shall notify Agent if any reports or other documents have been filed by the Borrower or any of its Subsidiaries with the Securities and Exchange Commission under the Exchange Act. Borrower shall promptly provide Agent with copies of any of the above filings if not electronically available and shall promptly provide Agent with copies of all reports, notices, or statements sent or received by the Borrower or any of its Subsidiaries to or from the holders of any equity interests of the Borrower (other than routine non-material correspondence sent by shareholders of the Borrower to the Borrower) or any such Subsidiary or of any Debt of the Borrower or any of its Subsidiaries registered under the Securities Act of 1933 or to or from the trustee under any indenture under which the same is issued.

(h) As soon as available, but in any event not later than 15 days after the Borrower’s receipt thereof, a copy of all management reports and management letters prepared for the Borrower by any independent certified public accountants of the Borrower.

(i) Promptly after their distribution or filing, as applicable, copies of any and all proxy statements, financial statements, and reports which the Borrower makes available to its shareholders; provided, that if any such materials are available electronically as a filing with the Securities and Exchange Commission, Borrower shall give Agent prompt notice of such filing and need not provide Agent with copies of such publicly filed materials.

(j) If requested by the Agent, promptly after filing with the IRS, a copy of each tax return filed by the Borrower or by any of its Subsidiaries.

(k) Within fifteen (15) days after the end of each month (for such month) or more frequently if requested by Agent, a Borrowing Base Certificate together with supporting information in accordance with Section 9 of the Security Agreement.

(l) On each anniversary date of the Closing Date and at any other time as Agent shall request so long as an Event of Default has occurred and is continuing, an updated Schedule 6.13 which shall be complete and accurate as of such date. On the last day of each Fiscal Quarter and at any other time as Agent shall request so long as an Event of Default has occurred and is continuing, an updated Schedule 6.12 which shall be complete and accurate as of such date.

(m) Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of the Borrower or any Subsidiary.

5.3 Notices to the Lenders. The Borrower shall notify the Agent and the Lenders in writing of the following matters at the following times:

(a) Immediately after an officer of Borrower becomes aware of any Default or Event of Default;

(b) Immediately after an officer of Borrower becomes aware of the assertion by the holder of any capital stock of the Borrower or of any Subsidiary or the holder of any Debt of the Borrower or any Subsidiary in a face amount in excess of $100,000 that a default exists with respect thereto or that the Borrower or such Subsidiary is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance;

(c) Immediately after an officer of Borrower becomes aware of any event or circumstance which could have a Material Adverse Effect;

(d) Immediately after an officer of Borrower becomes aware of any pending or threatened action, suit, or proceeding, by any Person, or any pending or threatened investigation by a Governmental Authority, which could reasonably be expected to have a Material Adverse Effect;

(e) Immediately after an officer of Borrower becomes aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting the Borrower or any of its Subsidiaries in a manner which could reasonably be expected to have a Material Adverse Effect;

(f) Immediately after an officer of Borrower becomes aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting the Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect;

(g) Immediately after receipt of any notice of any violation by the Borrower or any of its Subsidiaries of any Environmental Law which could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted in writing that the Borrower or any Subsidiary is not in compliance with any Environmental Law or is investigating the Borrower’s or such Subsidiary’s compliance therewith, which non-compliance could reasonably be expected to have a Material Adverse Effect;

(h) Immediately after receipt of any written notice that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that the Borrower or any Subsidiary is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability of Borrower in excess of $850,000;

(i) Immediately after receipt of any written notice of the imposition of any Environmental Lien against any property of the Borrower or any of its Subsidiaries;

(j) Any change in the Borrower’s name as it appears in the state of its incorporation or other organization, state of incorporation or organization, type of entity, organizational identification number, locations of Collateral, or form of organization, trade names under which the Borrower will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least thirty (30) days prior thereto;

(k) Within ten (10) Business Days after the Borrower or any ERISA Affiliate knows or has reason to know, that an ERISA Event (other than a Reportable Event with respect to a Pension Plan) or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto; and in the event a Reportable Event with respect to a Pension Plan occurs within ten Business Days after such occurrence and before such occurrence is reported to the PBGC.

(l) Upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby, within three (3) Business Days after the filing thereof with the PBGC, the DOL or the IRS, as applicable, copies of the following: (i) each annual report (Form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL or the IRS with respect to each Plan, (ii) a copy of each funding waiver request filed with the PBGC, the DOL or the IRS with respect to any Plan and all communications received by the Borrower or any ERISA Affiliate from the PBGC, the DOL or the IRS with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL or the IRS, with respect to each Plan by either the Borrower or any ERISA Affiliate;

(m) Upon request, copies of each actuarial report for any Plan or Multi-employer Plan and annual report for any Multi-employer Plan and a summary of any changes in the benefits of any existing Plan which increases the Borrower’s annual costs with respect thereto by an amount in excess of $1,000,000; and within three (3) Business Days after receipt by an officer of Borrower or an officer of any ERISA Affiliate, copies of the following: (i) any notices of the PBGC’s intention to terminate a Plan or to have a trustee appointed to administer such Plan; (ii) any favorable or unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code; or (iii) any notice from a Multi-employer Plan regarding the imposition of withdrawal liability;

(n) Within three (3) Business Days after an officer of the Borrower becomes aware of the occurrence thereof: (i) the establishment of any new Plan or the commencement of contributions to any Plan to which the Borrower or any ERISA Affiliate was not previously contributing; or (ii) any failure by the Borrower or any ERISA Affiliate to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment; or

(o) Within three (3) Business Days after an officer of the Borrower or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur: (i) a Multi-employer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi-employer Plan; or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multi-employer Plan.

Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that the Borrower, its Subsidiary, or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

5.4 Appraisals. Whenever a Default or Event of Default exists, and at such other times not more frequently than twice a year as the Agent requests, the Borrower shall, at its expense and upon the Agent’s request, provide the Agent with an Appraisal.

ARTICLE 6

GENERAL WARRANTIES AND REPRESENTATIONS

The Borrower warrants and represents to the Agent and the Lenders that except as hereafter disclosed to and accepted by the Agent and the Required Lenders in writing:

6.1 Authorization, Validity, and Enforceability of this Agreement and the Loan Documents. The Borrower has the power and authority to execute, deliver and perform this Agreement and the other Loan Documents to which it is a party, to incur the Obligations, and to grant to the Agent Liens upon and security interests in the Collateral. The Borrower has taken all necessary action (including obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party. This Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by the Borrower, and constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms. The Borrower’s execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of (excluding conflicts, violations or breaches of any provision in any contract prohibiting the grant of a lien in specific leased or licensed assets), or result in the imposition of any Lien upon the property of the Borrower or any of its Subsidiaries, by reason of the terms of (a) any contract, mortgage, lease, agreement, indenture, or instrument to which the Borrower is a party or which is binding upon it and which involves obligations in excess of $500,000, (b) any Requirement of Law applicable to the Borrower or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of the Borrower or any of its Subsidiaries.

6.2 Validity and Priority of Security Interest. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Agent and the Lenders, and such Liens constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens on the Collateral, except for those Liens identified in clauses (c), (d) and (e) of the definition of Permitted Liens securing all the Obligations, and enforceable against the Borrower and all third parties.

6.3 Organization and Qualification. The Borrower (a) is duly organized or incorporated and validly existing in good standing under the laws of the state of its organization or incorporation, (b) is qualified to do business and is in good standing in the jurisdictions set forth on Schedule 6.3 which are the only jurisdictions in which qualification is necessary in order for it to own or lease its property and conduct its business and in respect of any jurisdiction outside the United States, where the failure to so qualify in such jurisdiction could reasonably be expected to have a Material Adverse Effect and (c) has all requisite power and authority to conduct its business and to own its property.

6.4 Corporate Name; Prior Transactions. The Borrower has not, during the past five (5) years, been known by or used any other corporate or fictitious name other than JDRP IV, Inc. (a Jones Day shelf corporation) and Omnova Solutions Inc., or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.

6.5 Subsidiaries and Affiliates. Schedule 6.5 is a correct and complete list of the name and relationship to the Borrower of each and all of the Borrower’s Subsidiaries and other Affiliates subject to the addition of any new Subsidiaries pursuant to a Permitted Acquisition. Each Subsidiary is (a) duly incorporated or organized and validly existing in good standing under the laws of its state of incorporation or organization set forth on Schedule 6.5, and (b) qualified to do business and in good standing in each jurisdiction in which the failure to so qualify or be in good standing could reasonably be expected to have a material adverse effect on any such Subsidiary’s business, operations, Collateral, or condition (financial or otherwise) and (c) has all requisite power and authority to conduct its business and own its property.

6.6 Financial Statements and Projections.

(a) The Borrower has delivered to the Agent and the Lenders the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for the Borrower and its consolidated Subsidiaries as of November 30, 2002, and for the Fiscal Year then ended, accompanied by the report thereon of the Borrower’s independent certified public accountants, Ernst & Young. The Borrower has also delivered to the Agent and the Lenders the unaudited balance sheet and related statements of income and cash flows for the Borrower and its consolidated Subsidiaries for the month ending April 30, 2003. Such financial statements are attached hereto as Exhibit C. All such financial statements have been prepared in accordance with GAAP (other than for monthly cash flow statements which have been prepared in a manner consistent with the unaudited cash flow statements delivered to Agent prior to the Closing Date) and present accurately and fairly in all material respects the financial position of the Borrower and its consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended.

(b) The Latest Projections when submitted to the Lenders as required herein represent the Borrower’s best estimate of the future financial performance of the Borrower and its consolidated Subsidiaries for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which the Borrower believes are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Lenders.

(c) The pro forma balance sheet of the Borrower as at February 28, 2003, attached hereto as Exhibit C, presents fairly and accurately the Borrower’s financial condition as at such date as if the transactions contemplated by the Loan Documents and the Senior Note Documents had occurred on such date and the Closing Date had been such date, and has been prepared in accordance with GAAP.

6.7 [Intentionally Deleted]

6.8 Solvency. The Borrower is Solvent and prior to and after giving effect to the Borrowings to be made on the Closing Date, the issuance of the Senior Notes, and the issuance of the Letters of Credit to be issued on the Closing Date, and shall remain Solvent during the term of this Agreement.

6.9 Debt. After giving effect to the making of the Revolving Loans to be made on the Closing Date, the Borrower and its Subsidiaries have no Debt, except (a) the Obligations, (b) the Senior Notes, and (c) Debt described on Schedule 6.9.

6.10 Distributions. Since November 30, 2002, no Distribution has been declared, paid, or made upon or in respect of any capital stock or other securities of the Borrower or any of its Subsidiaries.

6.11 Real Estate; Leases; Liens. Schedule 6.11 sets forth, as of the Closing Date, a correct and complete list of all Real Estate owned by the Borrower and all Real Estate owned by any of its Subsidiaries, all leases and subleases of real or personal property held by the Borrower as lessee or sublessee (other than any lease of personal property as to which the

Borrower is lessee or sublessee for which the aggregate payments with respect to such lease in any Fiscal Year are less than $100,000), and all leases and subleases of real or personal property held by the Borrower as lessor, or sublessor. Each of such leases and subleases in respect of real property where the Borrower maintains Collateral (including, without limitation, its offices in Fairlawn, Ohio) is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists. With respect to all other leases and subleases of real or personal property, each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists except for defaults that could not be reasonably expected to have a Material Adverse Effect. The Borrower has good and marketable title in fee simple to the Real Estate identified on Schedule 6.11 as owned by the Borrower, or valid leasehold interests in all Real Estate designated therein as “leased” by the Borrower and the Borrower and its Subsidiaries have good, indefeasible, and merchantable title to all of their respective property reflected on the November 30, 2002 Financial Statements delivered to the Agent and the Lenders, except as disposed of in the ordinary course of business since the date thereof. Except as disclosed on Schedule 6.11, Borrower and its Subsidiaries own their assets free of all Liens except Permitted Liens.

6.12 Proprietary Rights. Schedule 6.12 sets forth a correct and complete list of all of the Borrower’s Proprietary Rights, as updated by Borrower pursuant to Section 5.2(l). None of the Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on Schedule 6.12, as updated by Borrower pursuant to Section 5.2(l). To the best of the Borrower’s knowledge, none of the Proprietary Rights infringes on or conflicts with any other Person’s property, and no other Person’s property infringes on or conflicts with the Proprietary Rights to the extent that such infringement or conflict with the Proprietary Rights could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Proprietary Rights described on Schedule 6.12 (as updated by Borrower pursuant to Section 5.2(l))constitute all of the property of such type necessary to the current conduct of the Borrower’s business.

6.13 Trade Names. All trade names under which the Borrower or any of its Subsidiaries will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on Schedule 6.13, as updated by Borrower pursuant to Section 5.2(l).

6.14 Litigation. Except as set forth on Schedule 6.14, there is no pending, or to the best of the Borrower’s knowledge threatened, action, suit, proceeding, or counterclaim by any Person, or to the best of the Borrower’s knowledge, investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to have a Material Adverse Effect.

6.15 Labor Disputes. Except as set forth on Schedule 6.15, as of the Closing Date (a) there is no collective bargaining agreement or other labor contract covering employees of the Borrower or any of its Subsidiaries, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) to the best of Borrower’s knowledge, no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of the Borrower or any of its

Subsidiaries or for any similar purpose, (d) there is no pending or (to the best of the Borrower’s knowledge) threatened, strike or work stoppage and (e) there is no pending or (to the best of the Borrower’s knowledge) threatened unfair labor practice claim, or other labor dispute against or affecting the Borrower or its Subsidiaries or their employees that could, individually or in the aggregate, reasonably be expected to have a Material Adverse effect.

6.16 Environmental Laws. Except as otherwise disclosed on Schedule 6.16, to the best knowledge of each officer of Borrower, based on reasonable investigation and inquiry:

(a) The Borrower and its Subsidiaries have complied in all material respects with all Environmental Laws for which such failure to comply could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and neither the Borrower nor any Subsidiary nor any of its presently owned real property or presently conducted operations, nor its previously owned real property or prior operations, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant, that in either instance could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) The Borrower and its Subsidiaries have obtained or filed applications for all permits necessary for their current operations under Environmental Laws, and all such permits are in good standing and the Borrower and its Subsidiaries are in compliance with all material terms and conditions of such permits.

(c) Neither the Borrower nor any of its Subsidiaries nor any of its predecessors in interest, has in violation of applicable law stored, treated or disposed of any hazardous waste except where such violation, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(d) Neither the Borrower nor any of its Subsidiaries has received any summons, complaint, order or similar written notice indicating that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant, that in either instance could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e) None of the present or past operations of the Borrower and its Subsidiaries is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(f) Neither the Borrower nor any of its Subsidiaries has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Contaminant into the environment which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(g) Neither the Borrower nor any of its Subsidiaries has entered into any negotiations or settlement agreements with any Person (including the prior owner of its property) imposing material obligations or liabilities on the Borrower or any of its Subsidiaries with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

(h) None of the products manufactured, distributed or sold by the Borrower or any of its Subsidiaries contain asbestos containing material.

(i) No Environmental Lien has attached to the Real Estate.

6.17 No Violation of Law. Neither the Borrower nor any of its Subsidiaries is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

6.18 No Default. Neither the Borrower nor any of its Subsidiaries is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which the Borrower or such Subsidiary is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

6.19 ERISA Compliance. Except as specifically disclosed in Schedule 6.19:

(a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law and listed on Schedule 6.19. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Borrower, nothing has occurred which would cause the loss of such qualification. The Borrower and each ERISA Affiliate have made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

(b) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

6.20 Taxes. The Borrower and its Subsidiaries have filed all federal and other tax returns and reports required to be filed, and have paid all federal and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable unless such unpaid taxes and assessments would constitute a Permitted Lien.

6.21 Regulated Entities. None of the Borrower, any Person controlling the Borrower, or any Subsidiary, is an “Investment Company” within the meaning of the Investment Company Act of 1940. The Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

6.22 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for general corporate purposes, to refinance certain existing indebtedness and for working capital purposes. Neither the Borrower nor any Subsidiary is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

6.23 Copyrights, Patents, Trademarks and Licenses, etc. The Borrower owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, licenses, rights of way, authorizations and other rights that are reasonably necessary for the operation of its businesses, without conflict with the rights of any other Person except where any conflict, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed by the Borrower or any Subsidiary infringes upon any valid, enforceable intellectual property rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of Borrower, threatened, which, in either case, could reasonably be expected to have a Material Adverse Effect.

6.24 No Material Adverse Change. As of the Closing Date, no Material Adverse Effect has occurred since November 30, 2002 except to the extent disclosed to Agent in writing prior to May 8, 2003 or disclosed in Borrower’s public filings with the Securities and Exchange Commission prior to May 8, 2003.

6.25 Full Disclosure. None of the representations or warranties made by the Borrower or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Borrower or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Borrower to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

6.26 Material Agreements. Schedule 6.26 hereto sets forth as of the Closing Date all material agreements and contracts to which the Borrower or any of its Subsidiaries is a party or is bound as of the date hereof.

6.27 Bank Accounts. Schedule 6.27 contains as of the Closing Date a complete and accurate list of all bank accounts maintained by the Borrower with any bank or other financial institution.

6.28 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or any of its Subsidiaries of this Agreement or any other Loan Document.

6.29 Insurance. Schedule 6.29 summarizes the property and casualty insurance carried by the Borrower with respect to itself and its Subsidiaries. Schedule 6.29 includes the insurer’s or insurers’ name(s), policy number(s), expiration date(s), amount(s) of coverage, type(s) of coverage and deductibles. Schedule 6.29 also includes similar information, and describes any reserves, relating to any self-insurance program that is in effect.

6.30 Inactive Subsidiaries. Except as set forth on Schedule 6.30, none of the Inactive Subsidiaries (a) has assets with an aggregate book value in excess of $5,000 (other than equity in its foreign Subsidiaries), (b) has any material liabilities or (c) engage in any business activities.

6.31 Reportable Transaction. The Borrower does not intend to treat the Advances and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Agent thereof.

ARTICLE 7

AFFIRMATIVE AND NEGATIVE COVENANTS

The Borrower covenants to the Agent and each Lender that so long as any of the Obligations remain outstanding or this Agreement is in effect:

7.1 Taxes and Other Obligations. The Borrower shall, and shall cause each of its Subsidiaries to, (a) file when due all tax returns and other reports which it is required to file; (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing; and (c) pay when due all Debt owed by it and all claims of materialmen, mechanics, carriers, warehousemen, landlords, processors and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it; provided, however, so long as the Borrower has notified the Agent in writing, neither the Borrower nor any of its Subsidiaries need pay any tax, fee, assessment, or governmental charge or claims of materialmen, mechanics, carriers, warehousemen, landlords, processors and other like Persons (i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) as to which the Borrower or its Subsidiary, as the case may be, has established proper reserves as required under GAAP, and (iii) the nonpayment of which does not result in the imposition of a Lien (other than a Permitted Lien) or if such nonpayment will result in a Lien (other than a Permitted Lien) such anticipated Lien is bonded to the reasonable satisfaction of Agent (A) within thirty (30) days after the imposition of such Lien if such Lien is imposed solely on Borrower’s owned Real Estate or (B) in all other cases, prior to the time such Lien is imposed.

7.2 Legal Existence and Good Standing. The Borrower shall, and shall cause each of its Subsidiaries to, maintain its legal existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

7.3 Compliance with Law and Agreements; Maintenance of Licenses. The Borrower shall comply, and shall cause each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act and all Environmental Laws). The Borrower shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date. The Borrower shall not modify, amend or alter its certificate or articles of incorporation or bylaws, other than in a manner which does not adversely affect the rights of the Lenders or the Agent.

7.4 Maintenance of Property; Inspection of Property.

(a) The Borrower shall, and shall cause each of its Subsidiaries to, maintain all of its property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted.

(b) The Borrower shall maintain complete and accurate books and records (in accordance with GAAP) with respect to the financial operations of the Borrower and the Collateral, and furnish to the Agent, with sufficient copies for each of the Lenders, such reports relating to the Collateral as the Agent shall from time to time request.

(c) The Borrower shall permit representatives and independent contractors of the Agent (at the expense of the Borrower not to exceed four (4) times per year unless an Event of Default has occurred and is continuing) to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers and independent public accountants, at such reasonable times during normal business hours and as soon as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, when an Event of Default exists, the Agent or any Lender may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

7.5 Insurance.

(a) The Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable insurers having a rating of at least A or better by Best Rating Guide, insurance against loss or damage by fire with extended coverage; theft, burglary, pilferage and loss in transit; public liability and third party property damage; larceny, embezzlement or other criminal liability; business interruption; public liability and third party property damage; and such other hazards or of such other types as is customary for Persons engaged in the same or similar business, as the Agent, in its discretion, or acting at the direction of the Required Lenders, shall specify, in amounts, and under policies acceptable to the Agent and the Required Lenders. Without limiting the foregoing, in the event that any improved Real Estate is determined to be located within an area that has been identified by the Director of the Federal Emergency Management Agency as a Special Flood Hazard Area (“SFHA”), the Borrower shall purchase and maintain flood insurance on the improved Real Estate and any Equipment and Inventory located on such Real Estate. The amount of said flood insurance will be reasonably determined by the Agent, and shall, at a minimum, comply with applicable federal regulations as required by the Flood Disaster Protection Act of 1973, as amended. The Borrower shall also maintain flood insurance for its Inventory and Equipment which is, at any time, located in a SFHA.

(b) The Borrower shall cause the Agent, for the ratable benefit of the Agent and the Lenders, to be named as secured party and sole loss payee on all business interruption insurance policies and all insurance policies covering the Collateral or additional insured, in a manner acceptable to the Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days’ prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Agent shall not be impaired or invalidated by any act or neglect of the Borrower or any of its Subsidiaries or the owner of any Real Estate for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by the Borrower when due, and certificates of insurance and, if requested by the Agent or any Lender, photocopies of the policies, shall be delivered to the Agent, in each case in sufficient quantity for distribution by the Agent to each of the Lenders. If the Borrower fails to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Required Lenders shall, do so from the proceeds of Revolving Loans.

7.6 Insurance and Condemnation Proceeds. The Borrower shall promptly notify the Agent and the Lenders of (a) any loss, damage, or destruction to the Collateral in excess of $50,000, whether or not covered by insurance and (b) any loss, damage, or destruction to any Fixed Assets in excess of $250,000 whether or not covered by insurance. The Agent is hereby authorized to collect all business interruption proceeds and all other insurance and condemnation proceeds in respect of Collateral directly and to apply or remit them as follows:

(i) With respect to insurance and condemnation proceeds relating to Collateral and proceeds of business interruption insurance, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 3.7.

(ii) With respect to insurance and condemnation proceeds relating to Fixed Assets, to the extent not prohibited by the terms of the Indenture, the Borrower shall use such proceeds, or any part thereof, to replace, repair, restore or rebuild the relevant Fixed Assets in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction; provided that Borrower need not comply with the requirements under this clause (ii) to the extent it demonstrates to Agent’s satisfaction that Borrower’s remaining Fixed Assets are sufficient for Borrower to continue producing and processing Inventory in a manner which is substantially similar to the operations of Borrower existing immediately prior to the event resulting in insurance and condemnation proceeds being issued.

7.7 Environmental Laws.

(a) The Borrower shall, and shall cause each of its Subsidiaries to, conduct its business in compliance in all material respects with all Environmental Laws applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Contaminant. The Borrower shall, and shall cause each of its Subsidiaries to, take prompt and appropriate action to respond to any non-compliance with Environmental Laws.

(b) The Agent or any Lender may request copies of technical reports prepared by the Borrower and its communications with any Governmental Authority to determine whether the Borrower or any of its Subsidiaries is proceeding reasonably to correct, cure or contest in good faith any alleged non-compliance or environmental liability.

7.8 Compliance with ERISA. The Borrower shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Section 412 of the Code; (d) not engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan; and (e) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

7.9 Mergers, Consolidations or Sales. Neither the Borrower nor any of its Subsidiaries shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except (a) for sales of Inventory in the ordinary course of its business, (b) for sales or other dispositions of Proprietary Rights that are obsolete or no longer useable by Borrower in its Business; provided, that any such Proprietary Right to be sold or disposed of by Borrower is not related to the production, processing, sale or distribution of Inventory or collection on Accounts, (c) for sales of Fixed Assets not to exceed $5,000,000 in any Fiscal Year; provided, that Borrower may sell additional Fixed Assets in excess of such amount to the extent it first demonstrates to Agent’s satisfaction that Borrower’s remaining Fixed Assets are sufficient for Borrower to continue producing and processing

Inventory in a manner which is substantially similar to the operations of Borrower existing immediately prior to such proposed sale, (d) the merger of Omnova Overseas, Inc. with and into Borrower as long as Borrower is the surviving entity, (e) the dissolution of Omnova Receivables Corporation and (f) Permitted Acquisitions. Within 365 days following each sale or disposition of Fixed Assets, the Borrower shall reinvest the proceeds of that sale or disposition in other Fixed Assets unless it first demonstrates to Agent’s satisfaction that Borrower’s remaining Fixed Assets are sufficient for Borrower to continue producing and processing Inventory in a manner which is substantially similar to the operations of Borrower existing immediately prior to such sale or disposition, in which case it may then apply such proceeds in any manner permitted under the terms of the Indenture.

7.10 Distributions; Capital Change; Restricted Investments. Neither the Borrower nor any of its Subsidiaries shall (a) directly or indirectly declare or make, or incur any liability to make, any Distribution, except Distributions to the Borrower by its Subsidiaries, (b) make any change in its capital structure which could have a Material Adverse Effect or (c) make any Restricted Investment. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing immediately before and after giving effect to the following, Borrower may: (i) purchase its common stock for any Plan not to exceed $1,000,000 in a single transaction or series of related transactions and not to exceed $3,000,000 in the aggregate in any Fiscal Year, (ii) make additional investments in its Subsidiaries formed in the United Kingdom or in its existing joint ventures not to exceed $10,000,000 in the aggregate through the Stated Termination Date; provided that during the first 12 months following the Closing Date, such aggregate investment shall not exceed $3,000,000, (iii) make a dividend to its stockholders once in each Fiscal Quarter commencing with the Fiscal Quarter beginning on June 1, 2003 so long as (A) Borrower has provided Agent with five (5) Business Days prior written notice of its proposal to make a dividend, (B) Agent shall have received Borrower’s quarterly or annual Financial Statements delivered pursuant to Section 5.2(a) or Section 5.2(g) hereof for the immediately prior Fiscal Quarter or Fiscal Year, as applicable, for which Borrower has received written notice from Agent that such Financial Statements are in form and substance satisfactory to Agent in Agent’s reasonable judgment, (C) Borrower’s Availability equals an amount no less than $20,000,000 after giving effect to such dividend and shall continue to exceed $20,000,000 on a pro forma basis for a period of at least 60 days after making such dividend; provided that at the time of making any dividend, Agent shall implement a Reserve against the Borrowing Base in an amount equal to such dividend which Reserve shall be released upon Agent’s determination that Borrower has maintained Availability (which calculation for purposes of this provision only shall exclude such Reserve) of at least $20,000,000 for a 60-day period following such dividend and (D) the aggregate amount of all dividends made in any Fiscal Year does not exceed the amount of dividends permitted to be made to the shareholders of the Borrower under the terms of the Indenture as in effect on the date hereof, and (iv) make Permitted Acquisitions.

7.11 Transactions Affecting Collateral or Obligations. Neither the Borrower nor any of its Subsidiaries shall enter into any transaction which would be reasonably expected to have a Material Adverse Effect.

7.12 Guaranties. Neither the Borrower nor any of its Subsidiaries shall make, issue, or become liable on any Guaranty, except guaranties of the Obligations, the Senior Notes and guaranties by the Borrower of obligations of another Person not to exceed $1,000,000 in contingent liabilities in the aggregate at any time outstanding.

7.13 Debt. Neither the Borrower nor any of its Subsidiaries shall incur or maintain any Debt, other than: (a) the Obligations; (b) the Senior Notes and guarantees thereof; (c) Debt described on Schedule 6.9; (d) Capital Leases of Equipment and purchase money secured Debt incurred to purchase Equipment provided that (i) Liens securing the same attach only to the Equipment acquired by the incurrence of such Debt, and (ii) the aggregate amount of such Debt (including Capital Leases) outstanding does not exceed (A) $10,000,000 at any time (exclusive of such Debt used to lease or purchase new computer systems for Borrower) and (B) $20,000,000 at any time incurred solely for the lease and/or purchase of new computer systems for Borrower; and (e) Debt evidencing a refunding, renewal or extension of the Debt described on Schedule 6.9; provided that (i) the principal amount thereof is not increased, (ii) the Liens, if any, securing such refunded, renewed or extended Debt do not attach to any assets in addition to those assets, if any, securing the Debt to be refunded, renewed or extended, (iii) no Person that is not an obligor or guarantor of such Debt as of the Closing Date shall become an obligor or guarantor thereof, and (iv) the terms of such refunding, renewal or extension are no less favorable to the Borrower, the Agent or the Lenders than the original Debt. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Borrower may incur additional unsecured Debt (excluding Guaranties) in an amount not to exceed $20,000,000 in the aggregate at any time outstanding; provided that no more than $10,000,000 of such Debt may be incurred in any Fiscal Year.

7.14 Prepayment. Neither the Borrower nor any of its Subsidiaries shall voluntarily prepay any Debt, except the Obligations in accordance with the terms of this Agreement.

7.15 Transactions with Affiliates. Except as set forth below, neither the Borrower nor any of its Subsidiaries shall, sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate, or lend or advance money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness, or any property, of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, the Borrower and its Subsidiaries may engage in transactions with Affiliates in the ordinary course of business consistent with past practices, in amounts and upon terms fully disclosed to the Agent and the Lenders, and no less favorable to the Borrower and its Subsidiaries than would be obtained in a comparable arm’s-length transaction with a third party who is not an Affiliate.

7.16 Investment Banking and Finder’s Fees. Neither the Borrower nor any of its Subsidiaries shall pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter’s fee, finder’s fee, or broker’s fee to any Person in connection with this Agreement. The Borrower shall defend and indemnify the Agent and the Lenders against and hold them harmless from all claims of any Person that the Borrower is obligated to pay for any such fees, and all costs and expenses (including attorneys’ fees) incurred by the Agent and/or any Lender in connection therewith.

7.17 Business Conducted. The Borrower shall not and shall not permit any of its Subsidiaries to, engage in any businesses which are not the same, similar, ancillary, complimentary, incidental or reasonably related to, or reasonable extensions, developments or expansions of, the businesses in which the Borrower is engaged on the Closing Date.

7.18 Liens. Neither the Borrower nor any of its Subsidiaries shall create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except Permitted Liens, and Liens, if any, in effect as of the Closing Date described in Schedule 6.11 securing Debt described in Schedule 6.11 and Liens securing Capital Leases and purchase money Debt permitted in Section 7.13.

7.19 Sale and Leaseback Transactions. Neither the Borrower nor any of its Subsidiaries shall, directly or indirectly, enter into any arrangement with any Person providing for the Borrower or such Subsidiary to lease or rent property that the Borrower or such Subsidiary has sold or will sell or otherwise transfer to such Person. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Borrower may enter into sale and leaseback transactions of Fixed Assets with an aggregate value not to exceed $10,000,000 in a single transaction or series of related transactions and not to exceed $15,000,000 in the aggregate in any Fiscal Year.

7.20 New Subsidiaries. The Borrower shall not, directly or indirectly, organize, create, acquire or permit to exist any Subsidiary other than those listed on Schedule 6.5 and any Person acquired pursuant to a Permitted Acquisition.

7.21 Fiscal Year. The Borrower shall not change its Fiscal Year.

7.22 Capital Expenditures. Neither the Borrower nor any of its Subsidiaries shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Borrower and its Subsidiaries on a consolidated basis would exceed $20,000,000 during any Fiscal Year (excluding the portion of Capital Expenditures for a new computer system for Borrower which is funded with Debt other than Revolving Loans).

7.23 Fixed Charge Coverage Ratio. The Borrower shall maintain a Fixed Charge Coverage Ratio for each period of four consecutive Fiscal Quarters tested on the last day of each Fiscal Quarter (beginning on May 30, 2003) of not less than 1.1 to 1.0.

7.24 Minimum Availability. The Borrower shall maintain, at all times, Availability of not less than $10,000,000.

7.25 Use of Proceeds. The Borrower shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Borrower or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

7.26 Amendments to Agreements. Borrower shall not, nor shall permit its Subsidiaries to, amend or otherwise modify the Senior Note Documents, if such amendment or modification would be adverse to the interests of Agent and Lenders under the Loan Documents.

7.27 Inactive Subsidiaries. Except as disclosed on Schedule 6.30, Borrower shall not cause or permit any Inactive Subsidiary to (i) incur Debt, (ii) incur liabilities other than normal and customary liabilities arising by law and the costs of maintaining its corporate existence, (iii) own any assets (other than the stock of foreign Subsidiaries), or (iv) engage in any trade or business other than holding the stock of foreign Subsidiaries.

7.28 Bank Accounts. The Borrower shall not maintain any bank accounts (other than the Collateral Account (as defined under the Indenture)) except as set forth on Schedule 6.27 unless Borrower first provides Agent with ten (10) business Days prior written notice of its intent to open a new bank account and, if requested by Agent, provides Agent with a blocked account agreement, in form and substance satisfactory to Agent, duly executed by Borrower and the financial institution where such account has been opened. Unless Agent shall otherwise agree, Borrower shall maintain a collection account at National City Bank for at least 180 days after termination of that certain Lockbox Account Agreement, dated May 28, 2003, among Borrower, Agent and National City Bank.

7.29 Further Assurances. The Borrower shall execute and deliver, or cause to be executed and delivered, to the Agent and/or the Lenders such documents and agreements, and shall take or cause to be taken such actions, as the Agent or any Lender may, from time to time, request to carry out the terms and conditions of this Agreement and the other Loan Documents.

ARTICLE 8

CONDITIONS OF LENDING

8.1 Conditions Precedent to Making of Loans on the Closing Date. The obligation of the Lenders to make the initial Revolving Loans on the Closing Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit on the Closing Date, are subject to the following conditions precedent having been satisfied prior to or concurrently with the making of such Loans in a manner satisfactory to the Agent and each Lender:

(a) This Agreement and the other Loan Documents shall have been executed and delivered by each party thereto and the Borrower shall have performed and complied with all covenants, agreements and conditions contained herein and the other Loan Documents which are required to be performed or complied with by the Borrower before or on such Closing Date.

(b) Upon making the Revolving Loans (including such Revolving Loans made to finance fees, costs and expenses then payable under this Agreement) and with all its obligations current, the Borrower shall have Availability of at least $15,000,000.

(c) All representations and warranties made hereunder and in the other Loan Documents shall be true and correct as if made on such date.

(d) No Default or Event of Default shall have occurred and be continuing after giving effect to the Loans to be made and the Letters of Credit to be issued on the Closing Date.

(e) The Agent and the Lenders shall have received such opinions of counsel for the Borrower and its Subsidiaries as the Agent or any Lender shall request, each such opinion to be in a form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel.

(f) The Agent shall have received:

(i) acknowledgment copies of proper financing statements, duly filed on or before the Closing Date under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent’s Liens; and

(ii) duly executed UCC-3 Termination Statements and such other instruments, in form and substance satisfactory to the Agent, as shall be necessary to terminate and satisfy all Liens on the assets of the Borrower and its Subsidiaries except Permitted Liens.

(g) The Borrower shall have paid all fees and expenses of the Agent and the Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby to the extent invoiced.

(h) The Agent shall have received evidence, in form, scope, and substance, reasonably satisfactory to the Agent, of all insurance coverage as required by this Agreement.

(i) The Agent and the Lenders shall have had an opportunity, if they so choose, to examine the books of account and other records and files of the Borrower and to make copies thereof, and to conduct a pre-closing audit which shall include, without limitation, verification of Inventory, Accounts, and the Borrowing Base, and the results of such examination and audit shall have been satisfactory to the Agent and the Lenders in all respects.

(j) All proceedings taken in connection with the execution of this Agreement, the Senior Notes Documents, the Securitization Unwind Documents, all other Loan Documents and all documents and papers relating thereto shall be satisfactory in form, scope, and substance to the Agent and the Lenders.

(k) The Agent shall have received evidence satisfactory to it that the Borrower received at least $165,000,000 in proceeds from the issuance of the Senior Notes (less fees, costs and expenses associated with such issuance) pursuant to the Senior Note Documents which shall be in form and substance satisfactory to Agent.

(l) Agent shall have received evidence satisfactory to it that the Amended and Restated Credit Agreement, dated as of April 12, 2001, among the Borrower, the lenders party thereto and the agent named therein shall have been terminated, all indebtedness, liabilities and obligations outstanding thereunder shall have been paid in full and all liens, if any, granted thereunder shall have been released.

(m) Agent shall have received evidence satisfactory to it that the Securitization Unwind occurred.

(n) Without limiting the generality of the items described above, the Agent shall have received (in form and substance reasonably satisfactory to the Agent) the financial statements, instruments, resolutions, documents, agreements, certificates, opinions and other items set forth on the “Closing Checklist” delivered by the Agent to the Borrower prior to the Closing Date.

The acceptance by the Borrower of any Loans made or Letters of Credit issued on the Closing Date shall be deemed to be a representation and warranty made by the Borrower to the effect that all of the conditions precedent to the making of such Loans or the issuance of such Letters of Credit have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of the Borrower, dated the Closing Date, to such effect.

Execution and delivery to the Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this Section 8.1 have been fulfilled to the satisfaction of such Lender, (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this Section 8.1, and (iii) all documents sent to such Lender for approval consent, or satisfaction were acceptable to such Lender.

8.2 Conditions Precedent to Each Loan. The obligation of the Lenders to make each Loan, including the initial Revolving Loans on the Closing Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit shall be subject to the further conditions precedent that on and as of the date of any such extension of credit:

(a) The following statements shall be true, and the acceptance by the Borrower of any extension of credit shall be deemed to be a statement to the effect set forth in clauses (i), (ii) and (iii) with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer, dated the date of such extension of credit, stating that:

(i) The representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by the Borrower that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty; and

(ii) No event has occurred and is continuing, or would result from such extension of credit, which constitutes a Default or an Event of Default; and

(iii) No event has occurred and is continuing, or would result from such extension of credit, which has had or would have a Material Adverse Effect.

(b) No such Borrowing shall exceed Availability, provided, however, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing the Bank or the Agent for such Lenders’ Pro Rata Share of any Swing Line Loan or Agent Advance made in accordance with the provisions of Sections 1.3 and 1.2(i).

ARTICLE 9

DEFAULT; REMEDIES

9.1 Events of Default. It shall constitute an event of default (“Event of Default”) if any one or more of the following shall occur for any reason:

(a) any failure by the Borrower to pay the principal of or interest or premium on any of the Obligations or any fee or other amount owing hereunder when due, whether upon demand or otherwise;

(b) any representation or warranty made or deemed made by the Borrower in this Agreement or by the Borrower or any of its Subsidiaries in any of the other Loan Documents, any Financial Statement, or any certificate furnished by the Borrower or any of its Subsidiaries at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

(c) (i) any default shall occur in the observance or performance of any of the covenants and agreements contained in Sections 5.2(k), 7.2, 7.5, 7.9-7.28 of this Agreement, or Section 11 of the Security Agreement, (ii) any default shall occur in the observance or performance of any of the covenants and agreements contained in Sections 5.2 (other than 5.2(k)) or 5.3 and such default shall continue for five (5) days or more; or (iii) any default shall occur in the observance or performance of any of the other covenants or agreements contained in any other Section of this Agreement or any other Loan Document, or any other agreement entered into at any time to which the Borrower or any Subsidiary and the Agent or any Lender are party (including in respect of any Bank Products) and such default shall continue for fifteen (15) days or more;

(d) any default shall occur with respect to any Debt (other than the Obligations) of the Borrower or any of its Subsidiaries in an outstanding principal amount which exceeds $5,000,000, or under any agreement or instrument under or pursuant to which any such Debt may have been issued, created, assumed, or guaranteed by the Borrower or any of its Subsidiaries, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt to accelerate, the maturity of any such Debt; or any such Debt shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

(e) the Borrower or any of its Subsidiaries shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

(f) an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of the Borrower or any of its Subsidiaries or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing and such petition or proceeding shall not be dismissed within thirty (30) days after the filing or commencement thereof or an order of relief shall be entered with respect thereto;

(g) a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for the Borrower or any of its Subsidiaries or for all or any part of its property with a book value in excess of $500,000 shall be appointed or a warrant of attachment, execution or similar process shall be issued against any part of the property with a book value in excess of $500,000 of the Borrower or any of its Subsidiaries;

(h) the Borrower or any of its Subsidiaries shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof;

(i) all or any material part of the property of the Borrower or any of its Subsidiaries shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such property or of the Borrower or such Subsidiary shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

(j) any Loan Document shall be terminated, revoked or declared void or invalid or unenforceable or challenged by the Borrower or any other obligor;

(k) one or more judgments, orders, decrees or arbitration awards is entered against the Borrower involving in the aggregate liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related or unrelated series of transactions, incidents or conditions, of $2,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof;

(l) any loss, theft, damage or destruction of any item or items of Collateral or other property of the Borrower or any Subsidiary occurs which could reasonably be expected to cause a Material Adverse Effect and is not adequately covered by insurance;

(m) there is filed against the Borrower or any of its Subsidiaries any action, suit or proceeding under any federal or state racketeering statute (including the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (i) is not dismissed within one hundred twenty (120) days, and (ii) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral;

(n) for any reason other than the failure of the Agent to take any action available to it to maintain perfection of the Agent’s Liens, pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Liens (other than Permitted Liens) or is terminated, revoked or declared void;

(o) (i) an ERISA Event shall occur with respect to a Pension Plan or Multi-employer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multi-employer Plan or the PBGC in an aggregate amount in excess of $1,000,000; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $1,000,000; or (iii) the Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multi-employer Plan in an aggregate amount in excess of $1,000,000; or

(p) there occurs a Change of Control.

9.2 Remedies.

(a) If a Default or an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Required Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on the Borrower: (i) reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts and/or Eligible Inventory used in computing the Borrowing Base, or reduce one or more of the other elements used in computing the Borrowing Base; (ii) restrict the amount of or refuse to make Revolving Loans; and (iii) restrict or refuse to provide Letters of Credit or Credit Support. If an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Required Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on the Borrower: (A) terminate the Commitments and this Agreement; (B) declare any or all Obligations to be immediately due and payable; provided, however, that upon the occurrence of any Event of Default described in Sections 9.1(e), 9.1(f), 9.1(g), or 9.1(h), the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; (C) require the Borrower to cash collateralize all outstanding Letter of Credit Obligations; and (D) pursue its other rights and remedies under the Loan Documents and applicable law.

(b) If an Event of Default has occurred and is continuing: (i) the Agent shall have for the benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the Loan Documents and the UCC;

(ii) the Agent may, at any time, take possession of the Collateral and keep it on the Borrower’s premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or the Borrower shall, upon the Agent’s demand, at the Borrower’s cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, the Borrower agrees that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to the Borrower if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least ten (10) Business Days prior to such action to the Borrower’s address specified in or pursuant to Section 13.8. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to the Borrower. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, the Borrower irrevocably waives: (A) the posting of any bond, surety or security with respect thereto which might otherwise be required; (B) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (C) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. The Borrower agrees that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, the Borrower’s labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and the Borrower’s rights under all licenses and all franchise agreements shall inure to the Agent’s benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including Attorney Costs, and then to the Obligations. The Agent will return any excess to the Borrower and the Borrower shall remain liable for any deficiency.

(c) If an Event of Default occurs, the Borrower hereby waives all rights to notice and hearing prior to the exercise by the Agent of the Agent’s rights to repossess the Collateral without judicial process or to reply, attach or levy upon the Collateral without notice or hearing.

ARTICLE 10

TERM AND TERMINATION

10.1 Term and Termination. The term of this Agreement shall end on the Stated Termination Date unless sooner terminated in accordance with the terms hereof. The Agent may, in its discretion, and shall, upon direction from the Required Lenders, terminate this Agreement without notice upon the occurrence of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including all unpaid principal, accrued and unpaid interest and any early termination or prepayment fees or penalties) shall become immediately due and payable and the Borrower shall immediately arrange for the cancellation and return of Letters of Credit then outstanding. Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash, the Borrower shall remain bound by the terms of this Agreement and shall not be relieved of any of its Obligations hereunder or under any other Loan Document, and the Agent and the Lenders shall retain all their rights and remedies hereunder (including the Agent’s Liens in and all rights and remedies with respect to all then existing and after-arising Collateral).

ARTICLE 11

AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

11.1 Amendments and Waivers.

(a) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Agent at the written request of the Required Lenders) and the Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Borrower and acknowledged by the Agent, do any of the following:

(i) increase or extend the Commitment of any Lender;

(ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

(iii) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

(iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

(v) increase any of the percentages set forth in the definition of the Borrowing Base;

(vi) amend this Section or any provision of this Agreement providing for consent or other action by all Lenders;

(vii) release any Guaranties of the Obligations or release Collateral other than as permitted by Section 12.11;

(viii) change the definitions of “Required Lenders”; or

(ix) increase the Maximum Revolver Amount, the Maximum Inventory Loan Amount, and Letter of Credit Subfacility;

provided, however, the Agent may, in its sole discretion and notwithstanding the limitations contained in clauses (v) and (ix) above and any other terms of this Agreement, make Agent Advances in accordance with Section 1.2(i) and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document and provided further, that Schedule 1.2 hereto (Commitments) may be amended from time to time by Agent alone to reflect assignments of Commitments in accordance herewith.

(b) If any fees are paid to the Lenders as consideration for amendments, waivers or consents with respect to this Agreement, at Agent’s election, such fees may be paid only to those Lenders that agree to such amendments, waivers or consents within the time specified for submission thereof.

(c) If, in connection with any proposed amendment, waiver or consent (a “Proposed Change”) requiring the consent of all Lenders, the consent of Required Lenders is obtained, but the consent of other Lenders is not obtained (any such Lender whose consent is not obtained being referred to as a “Non-Consenting Lender”), then, so long as the Agent is not a Non-Consenting Lender, at the Borrower’s request, the Agent or an Eligible Assignee shall have the right (but not the obligation) with the Agent’s approval, to purchase from the Non-Consenting Lenders, and the Non-Consenting Lenders agree that they shall sell, all the Non-Consenting Lenders’ Commitments for an amount equal to the principal balances thereof and all accrued interest and fees with respect thereto through the date of sale pursuant to Assignment and Acceptance Agreement(s), without premium or discount.

11.2 Assignments; Participations.

(a) Any Lender may, with the written consent of the Agent and Borrower (which consent shall not be unreasonably withheld), assign and delegate to one or more Eligible Assignees (provided that no consent of the Agent or Borrower shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender or to another Lender) (each an “Assignee”) all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $5,000,000 (provided that, unless an assignor Lender has assigned and delegated all of its Loans and Commitments, no such assignment and/or delegation shall be permitted unless, after giving effect thereto, such assignor Lender retains a Commitment in a minimum amount of $10,000,000); provided, however, that if a Default or Event of Default has occurred and is continuing, the consent of the Borrower shall not be required; provided, further, that the Borrower and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrower and the Agent an Assignment and Acceptance in the form of Exhibit F (“Assignment and Acceptance”) together with any note or notes subject to such assignment and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,000. The Borrower agrees to promptly execute and deliver new promissory notes and replacement promissory notes as reasonably requested by the Agent to evidence assignments of the Loans and Commitments in accordance herewith.

(b) From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit and Credit Support have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

(c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any Lien granted by the Borrower to the Agent or any Lender in the Collateral; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers, including the discretionary rights and incidental power, as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d) Immediately upon satisfaction of the requirements of Section 11.2(a), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

(e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of the Borrower (a “Participant”) participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the “originating Lender”) hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender’s obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrower and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender’s rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document except the matters set forth in Section 11.1(a) (i), (ii) and (iii), and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

(f) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR §203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

ARTICLE 12

THE AGENT

12.1 Appointment and Authorization. Each Lender hereby designates and appoints Bank as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article 12. The provisions of this Article 12 are solely for the benefit of the Agent and the Lenders and the Borrower shall have no rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Borrowing Base, (b) the making of Agent Advances pursuant to Section 1.2(i), and (c) the exercise of remedies pursuant to Section 9.2, and any action so taken or not taken shall be deemed consented to by the Lenders.

12.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

12.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower’s Subsidiaries or Affiliates.

12.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or all Lenders if so required by Section 11.1) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

12.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

12.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower and its Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of any of the Agent-Related Persons.

12.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), in accordance with their Pro Rata Shares, from and against any and all Indemnified Liabilities as such term is defined in Section 13.11; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person’s gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its Pro Rata Share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

12.8 Agent in Individual Capacity. The Bank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though the Bank were not the Agent hereunder and without notice to or consent of the Lenders. The Bank or its Affiliates may receive information regarding the Borrower, its Affiliates and Account Debtors (including information that may be subject to confidentiality obligations in favor of the Borrower or such Subsidiary) and the Lenders acknowledge that the Agent and the Bank shall be under no obligation to provide such information to them. With respect to its Loans, the Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms “Lender” and “Lenders” include the Bank in its individual capacity.

12.9 Successor Agent. The Agent may resign as Agent upon at least thirty (30) days’ prior notice to the Lenders and the Borrower, such resignation to be effective upon the acceptance of a successor agent to its appointment as Agent. In the event the Bank sells all of its Commitment and Revolving Loans as part of a sale, transfer or other disposition by the Bank of substantially all of its loan portfolio, the Bank shall resign as Agent and such purchaser or transferee shall become the successor Agent hereunder. Subject to the foregoing, if the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term “Agent” shall mean such successor agent and the retiring Agent’s appointment, powers and duties as Agent shall be terminated. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Article 12 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

12.10 Withholding Tax.

(a) If any Lender is a “foreign corporation, partnership or trust” within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent:

(i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States of America tax treaty, properly completed IRS Forms W-8BEN and W-8ECI before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

(ii) if such Lender claims that interest paid under this Agreement is exempt from United States of America withholding tax because it is effectively connected with a United States of America trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

(iii) such other form or forms as may be required under the Code or other laws of the United States of America as a condition to exemption from, or reduction of, United States of America withholding tax.

Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

(b) If any Lender claims exemption from, or reduction of, withholding tax under a United States of America tax treaty by providing IRS Form FW-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrower to such Lender. To the extent of such percentage amount, the Agent will treat such Lender’s IRS Form W-8BEN as no longer valid.

(c) If any Lender claiming exemption from United States of America withholding tax by filing IRS Form W-8ECI with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

(d) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

(e) If the IRS or any other Governmental Authority of the United States of America or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

12.11 Collateral Matters.

(a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent’s Liens upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all Loans and reimbursement obligations in respect of Letters of Credit and Credit Support, and the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if the Borrower certifies to the Agent that the sale or disposition is made in compliance with Section 7.9 (and the Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which the Borrower owned no interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to the Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Agent will not release any of the Agent’s Liens without the prior written authorization of the Lenders; provided that the Agent may, in its discretion, release the Agent’s Liens on Collateral valued in the aggregate not to exceed $500,000 during each Fiscal Year without the prior written authorization of the Lenders and the Agent may release the Agent’s Liens on Collateral valued in the aggregate not to exceed $1,000,000 during each Fiscal Year with the prior written authorization of Required Lenders. Upon request by the Agent or the Borrower at any time, the Lenders will confirm in writing the Agent’s authority to release any Agent’s Liens upon particular types or items of Collateral pursuant to this Section 12.11.

(b) Upon receipt by the Agent of any authorization required pursuant to Section 12.11(a) from the Lenders of the Agent’s authority to release Agent’s Liens upon particular types or items of Collateral, and upon at least five (5) Business Days prior written request by the Borrower, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent’s Liens upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent’s opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Borrower in respect of) all interests retained by the Borrower, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

(c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by the Borrower or is cared for, protected or insured or has been encumbered, or that the Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent’s own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

12.12 Restrictions on Actions by Lenders; Sharing of Payments.

(a) Each of the Lenders agrees that it shall not, without the express consent of all Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Lenders, set off against the Obligations, any amounts owing by such Lender to the Borrower or any accounts of the Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action to enforce its rights under this Agreement or against the Borrower, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

(b) If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of the Borrower to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender’s ratable portion of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

12.13 Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders’ security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent’s request therefor shall deliver such Collateral to the Agent or in accordance with the Agent’s instructions.

12.14 Payments by Agent to Lenders. All payments to be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Agent on or prior to the Closing Date (or if such Lender is an Assignee, on the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans or otherwise. Unless the Agent receives notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make such payment in full as and when required, the Agent may assume that the Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Effective Rate for each day from the date such amount is distributed to such Lender until the date repaid.

12.15 Settlement.

(a) (i) Each Lender’s funded portion of the Revolving Loans is intended by the Lenders to be equal at all times to such Lender’s Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, the Bank, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by the Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the Swing Line Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

(ii) The Agent shall request settlement (“Settlement”) with the Lenders on at least a weekly basis, or on a more frequent basis at Agent’s election, (A) on behalf of the Bank, with respect to each outstanding Swing Line Loan, (B) for itself, with respect to each Agent Advance, and (C) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 12:00 noon (Chicago time) on the date of such requested Settlement (the “Settlement Date”). Each Lender (other than the Bank, in the case of Swing Line Loans and the Agent in the case of Agent Advances) shall transfer the amount of such Lender’s Pro Rata Share of the outstanding principal amount of the Swing Line Loans and Agent Advances with respect to each Settlement to the Agent, to Agent’s account, not later than 2:00 p.m. (Chicago time), on the Settlement Date applicable thereto. Settlements may occur during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in Article 8 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable Swing Line Loan or Agent Advance and, together with the portion of such Swing Line Loan or Agent Advance representing the Bank’s Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not transferred to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Effective Rate for the first two (2) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans (A) on behalf of the Bank, with respect to each outstanding Swing Line Loan, and (B) for itself, with respect to each Agent Advance.

(iii) Notwithstanding the foregoing, not more than one (1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a Swing Line Loan or Agent Advance), each other Lender (A) shall irrevocably and unconditionally purchase and receive from the Bank or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Swing Line Loan or Agent Advance equal to such Lender’s Pro Rata Share of such Swing Line Loan or Agent Advance and (B) if Settlement has not previously occurred with respect to such Swing Line Loans or Agent Advances, upon demand by Bank or Agent, as applicable, shall pay to Bank or Agent, as applicable, as the purchase price of such participation an amount equal to one-hundred percent (100%) of such Lender’s Pro Rata Share of such Swing Line Loans or Agent Advances. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Effective Rate for the first two (2) days from and after such demand and thereafter at the Interest Rate then applicable to Alternate Base Rate Revolving Loans (A) on behalf of the Bank, with respect to each outstanding Swing Line Loan, and (B) for itself, with respect to each Agent Advance.

(iv) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any Swing Line Loan or Agent Advance pursuant to clause (iii) above, the Agent shall promptly distribute to such Lender, such Lender’s Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Swing Line Loan or Agent Advance.

(v) Between Settlement Dates, the Agent, to the extent no Agent Advances are outstanding, may pay over to the Bank any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Bank’s Revolving Loans including Swing Line Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to the Bank’s Revolving Loans (other than to Swing Line Loans or Agent Advances in which such Lender has not yet funded its purchase of a participation pursuant to clause (iii) above), as provided for in the previous sentence, the Bank shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, the Bank with respect to Swing Line Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than Swing Line Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Agent and the other Lenders.

(vi) Unless the Agent has received written notice from a Lender to the contrary, the Agent may assume that the applicable conditions precedent set forth in Article 8 have been satisfied and the requested Borrowing will not exceed Availability on any Funding Date for a Revolving Loan or Swing Line Loan.

(vii) Each Lender’s obligation to make a Revolving Loan in accordance with this Section 12.15 and to purchase participation interests in accordance with this Section 12.15 shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against the Agent or Bank, Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Default or Event of Default; (C) any inability of Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement at any time or (D) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(b) Lenders’ Failure to Perform. All Revolving Loans (other than Swing Line Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, (ii) no failure by any Lender to perform its obligation to make any Revolving Loans hereunder shall excuse any other Lender from its obligation to make any Revolving Loans hereunder, and (iii) the obligations of each Lender hereunder shall be several, not joint and several.

(c) Defaulting Lenders. Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent that Lender’s Pro Rata Share of a Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date. Furthermore, the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If any Lender has not transferred its full Pro Rata Share to the Agent in immediately available funds and the Agent has transferred corresponding amount to the Borrower on the Business Day following such Funding Date that Lender shall make such amount available to the Agent, together with interest at the Federal Funds Effective Rate for that day. A notice by the Agent submitted to any Lender with respect to amounts owing shall be conclusive, absent manifest error. If each Lender’s full Pro Rata Share is transferred to the Agent as required, the amount transferred to the Agent shall constitute that Lender’s Revolving Loan for all purposes of this Agreement. If that amount is not transferred to the Agent on the Business Day following the Funding Date, the Agent will notify the Borrower of such failure to fund and, upon demand by the Agent, the Borrower shall pay such amount to the Agent for the Agent’s account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the Interest Rate applicable at the time to the Revolving Loans comprising that particular Borrowing. The failure of any Lender to make any Revolving Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a “Defaulting Lender”) shall not relieve any other Lender of its obligation hereunder to make a Revolving Loan on that Funding Date. No Lender shall be responsible for any other Lender’s failure to advance such other Lenders’ Pro Rata Share of any Borrowing.

(d) Retention of Defaulting Lender’s Payments. The Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrower to the Agent for the Defaulting Lender’s benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. In its discretion, the Agent may loan Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so loaned to the Borrower shall bear interest at the rate applicable to Alternate Base Rate Revolving Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, provided, however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a “Lender”. Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (A) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (B) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing and shall be allocated among such performing Lenders ratably based upon their relative Commitments. This Section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by the Borrower of its duties and obligations hereunder.

(e) Removal of Defaulting Lender. At the Borrower’s request, the Agent or an Eligible Assignee reasonably acceptable to the Agent and the Borrower shall have the right (but not the obligation) to purchase from any Defaulting Lender, and each Defaulting Lender shall, upon such request, sell and assign to the Agent or such Eligible Assignee, all of the Defaulting Lender’s outstanding Commitments hereunder. Such sale shall be consummated promptly after Agent has arranged for a purchase by Agent or an Eligible Assignee pursuant to an Assignment and Acceptance, and at a price equal to the outstanding principal balance of the Defaulting Lender’s Loans, plus accrued interest and fees, without premium or discount.

12.16 Letters of Credit; Intra-Lender Issues.

(a) Notice of Letter of Credit Balance. On each Settlement Date the Agent shall notify each Lender of the issuance of all Letters of Credit since the prior Settlement Date.

(b) Participations in Letters of Credit.

(i) Purchase of Participations. Immediately upon issuance of any Letter of Credit in accordance with Section 1.3(d), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation equal to such Lender’s Pro Rata Share of the face amount of such Letter of Credit or the Credit Support provided through the Agent to the Letter of Credit Issuer, if not the Bank, in connection with the issuance of such Letter of Credit (including all obligations of the Borrower with respect thereto, and any security therefor or guaranty pertaining thereto).

(ii) Sharing of Reimbursement Obligation Payments. Whenever the Agent receives a payment from the Borrower on account of reimbursement obligations in respect of a Letter of Credit or Credit Support as to which the Agent has previously received for the account of the Letter of Credit Issuer thereof payment from a Lender, the Agent shall promptly pay to such Lender such Lender’s Pro Rata Share of such payment from the Borrower. Each such payment shall be made by the Agent on the next Settlement Date.

(iii) Documentation. Upon the request of any Lender, the Agent shall furnish to such Lender copies of any Letter of Credit, Credit Support for any Letter

of Credit, reimbursement agreements executed in connection therewith, applications for any Letter of Credit, and such other documentation as may reasonably be requested by such Lender.

(iv) Obligations Irrevocable. The obligations of each Lender to make payments to the Agent with respect to any Letter of Credit or with respect to their participation therein or with respect to any Credit Support for any Letter of Credit or with respect to the Revolving Loans made as a result of a drawing under a Letter of Credit and the obligations of the Borrower for whose account the Letter of Credit or Credit Support was issued to make payments to the Agent, for the account of the Lenders, shall be irrevocable and shall not be subject to any qualification or exception whatsoever, including any of the following circumstances:

(1) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

(2) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower or any other Person and the beneficiary named in any Letter of Credit);

(3) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(4) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

(5) the occurrence of any Default or Event of Default; or

(6) the failure of the Borrower to satisfy the applicable conditions precedent set forth in Article 8.

(c) Recovery or Avoidance of Payments; Refund of Payments In Error. In the event any payment by or on behalf of the Borrower received by the Agent with respect to any Letter of Credit or Credit Support provided for any Letter of Credit and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it. Unless the Agent receives notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make such payment in full as and when required, the Agent may assume that the Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Effective Rate for each day from the date such amount is distributed to such Lender until the date repaid.

(d) Indemnification by Lenders. To the extent not reimbursed by the Borrower and without limiting the obligations of the Borrower hereunder, the Lenders agree to indemnify the Letter of Credit Issuer ratably in accordance with their respective Pro Rata Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys’ fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Letter of Credit Issuer in any way relating to or arising out of any Letter of Credit or the transactions contemplated thereby or any action taken or omitted by the Letter of Credit Issuer under any Letter of Credit or any Loan Document in connection therewith; provided that no Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Letter of Credit Issuer promptly upon demand for its Pro Rata Share of any costs or expenses payable by the Borrower to the Letter of Credit Issuer, to the extent that the Letter of Credit Issuer is not promptly reimbursed for such costs and expenses by the Borrower. The agreement contained in this Section shall survive payment in full of all other Obligations.

12.17 Concerning the Collateral and the Related Loan Documents. Each Lender authorizes and directs the Agent to enter into the other Loan Documents, for the ratable benefit and obligation of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent or Required Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Agent or the Required Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that the Revolving Loans, Agent Advances, Swing Line Loans, Hedge Agreements, Bank Products and all interest, fees and expenses hereunder constitute one Debt, secured pari passu by all of the Collateral.

12.18 Field Audit and Examination Reports; Disclaimer by Lenders. By signing this Agreement, each Lender:

(a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a “Report” and collectively, “Reports”) prepared by or on behalf of the Agent;

(b) expressly agrees and acknowledges that neither the Bank nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

(c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or the Bank or other party performing any audit or examination will inspect only specific information regarding the Borrower and will rely significantly upon the Borrower’s books and records, as well as on representations of the Borrower’s personnel;

(d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and

(e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of the Borrower; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including Attorney Costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

12.19 Relation Among Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

ARTICLE 13

MISCELLANEOUS

13.1 No Waivers; Cumulative Remedies. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among the Borrower and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent’s and each Lender’s rights thereafter to require strict performance by the Borrower of any provision of this Agreement. The Agent and the Lenders may proceed directly to collect the Obligations without any prior recourse to the Collateral. The Agent’s and each Lender’s rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

13.2 Severability. The illegality or unenforceability of any provision of this Agreement or any Loan Document or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

13.3 Governing Law; Choice of Forum; Service of Process.

(a) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF

LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES OF AMERICA LOCATED IN COOK COUNTY, ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(c) THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 13.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

13.4 WAIVER OF JURY TRIAL. THE BORROWER, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY

A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

13.5 Survival of Representations and Warranties. All of the Borrower’s representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

13.6 Other Security and Guaranties. The Agent, may, without notice or demand and without affecting the Borrower’s obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

13.7 Fees and Expenses. The Borrower agrees to pay to the Agent, for its benefit, on demand, all costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, syndication, consummation, administration, enforcement, and termination of this Agreement or any of the other Loan Documents, including: (a) Attorney Costs; (b) costs and expenses (including attorneys’ and paralegals’ fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance; (d) taxes, fees and other charges for filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent’s Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of Agreement); (e) sums paid or incurred to pay any amount or take any action required of the Borrower under the Loan Documents that the Borrower fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including travel, lodging, and meals for inspections of the Collateral and the Borrower’s operations by the Agent plus the Agent’s then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $750 per day (or portion thereof) for each Person retained or employed by the Agent with respect to each field examination or audit); and (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral. In addition, the Borrower agrees to pay costs and expenses incurred by the Agent (including Attorneys’ Costs) to the Agent, for its benefit, on demand, and to the other Lenders for their benefit, on demand, and all reasonable fees, expenses and disbursements incurred by such other Lenders for one law firm retained by such other Lenders, in each case, paid or incurred to obtain payment of the Obligations, enforce the Agent’s Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrower. All of the foregoing costs and expenses shall be charged to the Borrower’s Loan Account as Revolving Loans as described in Section 3.6.

13.8 Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

If to the Agent or to the Bank:

Bank One, NA

120 South LaSalle Street

8th Floor

Chicago, Illinois 60603

Attention: Olga Khaniaeva

Telecopy No.: (312) 661-6929

with copies to:

David G. Crumbaugh

Latham & Watkins

233 South Wacker Drive

5800 Sears Tower

Chicago, Illinois 60606

Telecopy No.: (312) 993-9767

If to the Borrower:

Omnova Solutions Inc.

175 Ghent Road

Fairlawn, OH 44333

Attention: Michael E. Hicks

Telecopy No.: (330) 869-4544

with copies to:

Jeffery R. Rush

Frost Brown Todd LLC

2200 PNC Center

201 East Fifth Street

Cincinnati, OH 45202

or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

13.9 Waiver of Notices. Unless otherwise expressly provided herein, the Borrower waives presentment, and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on the Borrower which the Agent or any Lender may elect to give shall entitle the Borrower to any or further notice or demand in the same, similar or other circumstances.

13.10 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by the Borrower without prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

13.11 Indemnity of the Agent and the Lenders by the Borrower.

(a) The Borrower agrees to defend, indemnify and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, representatives, agents and attorneys-in-fact (each, an “Indemnified Person”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever (excluding such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements arising solely from disputes between or among Agent and/or Lenders) which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided, that the Borrower shall have no obligation hereunder to any Indemnified Person to the extent that any such Indemnified Liability results from that Indemnified Person’s gross negligence or willful misconduct. The agreements in this Section shall survive payment of all other Obligations.

(b) The Borrower agrees to indemnify, defend and hold harmless the Agent and the Lenders from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance relating to the Borrower’s operations, business or property. This indemnity will apply whether the hazardous substance is on, under or about the Borrower’s property or operations or property leased to the Borrower. The indemnity includes but is not limited to Attorneys Costs. The indemnity extends to the Agent and the Lenders, their parents, affiliates, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns. “Hazardous substances” means any substance, material or waste that is or becomes designated or regulated as “toxic,” “hazardous,” “pollutant,” or “contaminant” or a similar designation or regulation under any federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including petroleum or natural gas. This indemnity will survive repayment of all other Obligations.

13.12 Limitation of Liability. NO CLAIM MAY BE MADE BY THE BORROWER, ANY LENDER OR OTHER PERSON AGAINST THE AGENT, ANY LENDER, OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, REPRESENTATIVES, AGENTS OR ATTORNEYS-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND THE BORROWER AND EACH LENDER HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

13.13 Final Agreement. This Agreement and the other Loan Documents are intended by the Borrower, the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof except for that certain “fee letter” dated as of May 8, 2003, between the Borrower and the Agent. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by the Borrower and a duly authorized officer of each of the Agent and the requisite Lenders.

13.14 Counterparts. This Agreement may be executed in any number of counterparts, and by the Agent, each Lender and the Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

13.15 Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

13.16 Right of Setoff. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender or any Affiliate of such Lender to or for the credit or the account of the Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER’S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF THE BORROWER HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS.

13.17 Confidentiality.

(a) The Borrower hereby consents that the Agent and each Lender may issue and disseminate to the public general information describing the credit accommodation entered into pursuant to this Agreement, including the name and address of the Borrower and a general description of the Borrower’s business and may use the Borrower’s name in advertising and other promotional material.

(b) Each Lender severally agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as “confidential” or “secret” by the Borrower and provided to the Agent or such Lender by or on behalf of the Borrower, under this Agreement or any other Loan Document, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than the Borrower, provided that such source is not bound by a confidentiality agreement with the Borrower known to the Agent or such Lender; provided, however, that the Agent and any Lender may disclose such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable Requirement of Law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (6) to the Agent’s or such Lender’s independent auditors, accountants, attorneys and other professional advisors; (7) to any prospective

Participant or Assignee under any Assignment and Acceptance, actual or potential, provided that such prospective Participant or Assignee agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrower is party or is deemed party with the Agent or such Lender, and (9) to its Affiliates.

Notwithstanding anything herein to the contrary, confidential information shall not include, and Agent and each Lender (and each employee, representative or other agent of any Lender) may disclose to any and all Persons, without limitation of any kind, the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are or have been provided to Agent or such Lender relating to such tax treatment or tax structure; provided that with respect to any document or similar item that in either case contains information concerning such tax treatment or tax structure of the transactions contemplated hereby as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to such tax treatment or tax structure.

13.18 Conflicts with Other Loan Documents. Unless otherwise expressly provided in this Agreement (or in another Loan Document by specific reference to the applicable provision contained in this Agreement), if any provision contained in this Agreement conflicts with any provision of any other Loan Document, the provision contained in this Agreement shall govern and control.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

“BORROWER”

OMNOVA SOLUTIONS INC.

By:	/s/ M. E. Hicks
Title:	Senior Vice President, Treasurer and Chief Financial Officer

“AGENT”

BANK ONE, NA, as the Agent

By:	/s/ Olga Khaniaeva
Title:	Associate Director

“LENDERS”

BANK ONE, NA, as a Lender

By:	/s/ Olga Khaniaeva
Title:	Associate Director

S-1

[Signature Page to Credit Agreement]

ANNEX A

to

Credit Agreement

Definitions

Capitalized terms used in the Loan Documents shall have the following respective meanings (unless otherwise defined therein), and all section references in the following definitions shall refer to sections of the Agreement:

“Accounts” means all of the Borrower’s now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

“Account Debtor” means each Person obligated in any way on or in connection with an Account, Chattel Paper or General Intangibles (including a payment intangible).

“ACH Transactions” means any cash management or related services including the automatic clearing house transfer of funds by the Bank for the account of the Borrower pursuant to agreement or overdrafts.

“Adjusted Net Earnings from Operations” means, with respect to any fiscal period of the Borrower, the Borrower’s net income after provision for income taxes for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, excluding any and all of the following included in such net income: (a) gain or loss arising from the sale of any capital assets; (b) gain arising from any write-up in the book value of any asset; (c) earnings of any Person, substantially all the assets of which have been acquired by the Borrower in any manner, to the extent realized by such other Person prior to the date of acquisition; (d) earnings of any Person in which the Borrower has an ownership interest unless (and only to the extent) such earnings shall actually have been received by the Borrower in the form of cash distributions; (e) earnings of any Person to which assets of the Borrower shall have been sold, transferred or disposed of, or into which the Borrower shall have been merged, or which has been a party with the Borrower to any consolidation or other form of reorganization, prior to the date of such transaction; (f) gain or loss arising from the acquisition of debt or equity securities of the Borrower or from cancellation or forgiveness of Debt; (g) gain or loss arising from extraordinary items, as determined in accordance with GAAP, or from any non-recurring charges consisting of charges for restructurings, reductions in work force, and plant closing and consolidations and non-recurring charges not to exceed (without duplication) $2,800,000, $1,100,000 and $3,500,000 for the Fiscal Quarters ending November 30, 2002, February 28, 2003 and May 30, 2003, respectively; (h) income from Borrower’s Pension Plans; and (i) expenses arising from Borrower’s contributions of Borrower’s stock to its Plans.

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or

Annex A-1

indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

“Agent” means the Bank, solely in its capacity as agent for the Lenders, and any successor agent.

“Agent Advances” has the meaning specified in Section 1.2(i).

“Agent’s Liens” means the Liens in the Collateral granted to the Agent, for the benefit of the Lenders, Bank, and Agent pursuant to this Agreement and the other Loan Documents.

“Agent-Related Persons” means the Agent, together with its Affiliates, and the officers, directors, employees, counsel, representatives, agents and attorneys-in-fact of the Agent and such Affiliates.

“Aggregate Revolver Outstandings” means, at any date of determination: the sum of (a) the unpaid balance of Revolving Loans, (b) the aggregate amount of Pending Revolving Loans, (c) one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit, and (d) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit.

“Agreement” means the Credit Agreement to which this Annex A is attached, as from time to time amended, modified or restated.

“Alternate Base Rate” means, for any day, a rate of interest per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

“Alternate Base Rate Revolving Loan” means a Revolving Loan during any period in which it bears interest based on the Alternate Base Rate.

“Anniversary Date” means each anniversary of the Closing Date.

“Applicable Margin” means,

(i)	with respect to Alternate Base Rate Revolving Loans and all other Obligations, 1.50%;

(ii)	with respect to Eurodollar Revolving Loans, 3.00%;

(iii)	with respect to the Letter of Credit Fee, 3.00%; and

(iv)	with respect to the Unused Line Fee, 0.50%.

The Applicable Margins shall be adjusted (up or down) prospectively on a quarterly basis as determined by the Borrower’s consolidated financial performance, commencing with the first day of the first Fiscal Quarter that occurs more than 5 days after

Annex A-2

delivery of the Borrower’s annual audited Financial Statements to Lenders for the Fiscal Year ending November 30, 2003. Adjustments in Applicable Margins shall be determined by reference to the following grids:

If the Fixed Charge Coverage Ratio is:	Level of Applicable Margins:
≤1.50	Level V
>1.50, but ≤ 1.75	Level IV
>1.75, but ≤ 2.00	Level III
>2.00, but ≤ 2.25	Level II
>2.25	Level I

Low to High

	Applicable Margins
	Level I	Level II	Level III	Level IV	Level V
Alternate Base Rate Revolving Loans	1.1875%	1.25%	1.375%	1.50%	1.75%
Eurodollar Revolving Loans	2.625%	2.75%	2.875%	3.00%	3.25%
Letter of Credit Fee	2.625%	2.75%	2.875%	3.00%	3.25%
Unused Line Fee	0.375%	0.375%	0.50%	0.50%	0.625%

All adjustments in the Applicable Margins after November 30, 2003 shall be implemented quarterly on a prospective basis, for each Fiscal Quarter commencing at least 5 days after the date of delivery to the Lenders of quarterly unaudited or annual audited (as applicable) Financial Statements evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, the Borrower shall deliver to the Agent and the Lenders a certificate, signed by its chief financial officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first Fiscal Quarter following the delivery of those Financial Statements demonstrating that such an increase is not required. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first Fiscal Quarter following the date on which such Default or Event of Default is waived or cured.

“Appraisal” means an appraisal delivered to Agent prior to the Closing Date and thereafter pursuant to Section 5.4, in each case setting forth the Net Orderly Liquidation Value of Inventory in form and substance acceptable to Agent and performed by an appraiser acceptable to Agent.

“Assignee” has the meaning specified in Section 11.2(a).

“Assignment and Acceptance” has the meaning specified in Section 11.2(a).

Annex A-3

“Attorney Costs” means and includes all reasonable fees, expenses and disbursements of any law firm or other counsel engaged by the Agent, the reasonably allocated costs and expenses of internal legal services of the Agent.

“Availability” means, at any time (a) the lesser of (i) the Maximum Revolver Amount or (ii) the Borrowing Base, minus (b) Reserves other than Reserves deducted in the calculation of the Borrowing Base, minus (c) in each case, the Aggregate Revolver Outstandings.

“Bank” means Bank One, NA, a national banking association having its principal office in Chicago, Illinois, in its individual capacity, and its successors.

“Bank Products” means any one or more of the following types of services or facilities extended to the Borrower by the Bank or any affiliate of the Bank in reliance on the Bank’s agreement to indemnify such affiliate: (i) credit cards; (ii) ACH Transactions; (iii) cash management, including controlled disbursement services; and (iv) Hedge Agreements.

“Bank Product Reserves” means all reserves which the Agent from time to time establishes in its reasonable discretion for the Bank Products then provided or outstanding.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et seq.).

“Blocked Account Agreement” means an agreement among the Borrower, the Agent and a Clearing Bank, in form and substance reasonably satisfactory to the Agent, concerning the collection of payments which represent the proceeds of Accounts or of any other Collateral.

“Bond Creditor Collateral” has the meaning specified in the Intercreditor Agreement.

“Borrowing” means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lenders to the Borrower or by the Bank in the case of a Borrowing funded by Swing Line Loans or by the Agent in the case of a Borrowing consisting of an Agent Advance, or the issuance of Letters of Credit hereunder.

“Borrowing Base” means, at any time an amount equal to (a) the sum of (i) up to eighty-five percent (85%) of the Net Amount of Eligible Accounts; plus (ii) the lesser of (A) up to sixty-five percent (65%) of the book value of Eligible Inventory consisting of raw materials and finished goods or (B) up to eighty-five percent (85%) of the Net Orderly Liquidation Value Factor (based on the most recent Appraisal) multiplied by the book value of Eligible Inventory consisting of raw materials and finished goods; minus (b) Reserves from time to time established by the Agent in its reasonable credit judgment; provided that the aggregate Revolving Loans advanced against Eligible Inventory shall not exceed the Maximum Inventory Loan Amount.

“Borrowing Base Certificate” means a certificate by a Responsible Officer of the Borrower, substantially in the form of Exhibit B (or another form acceptable to the Agent) setting forth the calculation of the Borrowing Base, including a calculation of each component thereof, all in such detail as shall be reasonably satisfactory to the Agent. All calculations of the

Annex A-4

Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrower and certified to the Agent; provided, that the Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (1) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and (2) to the extent that such calculation is not in accordance with this Agreement.

“Business Day” means (i) with respect to any borrowing, payment or rate selection of Eurodollar Revolving Loans, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York City for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

“Capital Adequacy Regulation” means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

“Capital Expenditures” means, with respect to any fiscal period of Borrower, all payments made in such period in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or in connection with a Capital Lease.

“Capital Lease” means any lease of property by the Borrower which, in accordance with GAAP, should be reflected as a capital lease on the balance sheet of the Borrower.

“Change of Control” means any of the following: (a) any person or group of persons (within the meaning of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the issued and outstanding shares of capital stock of Borrower having the right to vote for the election of directors of Borrower under ordinary circumstances; (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of Borrower (together with any new directors whose election by the board of directors of Borrower or whose nomination for election by the stockholders of Borrower was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office; (c) Borrower ceases to own and control all of the economic and voting rights associated with all of the outstanding equity of any of its Subsidiaries; or (d) any “Change of Control” (as such term is defined in the Indenture).

Annex A-5

“Chattel Paper” means all of the Borrower’s now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

“Clearing Bank” means the Bank or any other banking institution with whom a Payment Account has been established pursuant to a Blocked Account Agreement.

“Closing Date” means the date of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means all of the assets of the Borrower and its domestic Subsidiaries, whether consisting of personal, tangible or intangible property, (including all of the outstanding shares of capital stock of the Borrower’s Subsidiaries); provided that Collateral shall exclude Bond Creditor Collateral and any other Fixed Assets; provided further that pledges of shares of Subsidiaries’ stock shall be limited to a pledge of 100% of the outstanding shares of the Pledged Entities.

“Commitment” means, at any time with respect to a Lender, the principal amount of Revolving Loans set forth beside such Lender’s name under the heading “Commitment” on Schedule 1.2 attached to the Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 11.2, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 3.3(d) and Section 11.2, and “Commitments” means, collectively, the aggregate amount of the commitments of all of the Lenders.

“Contaminant” means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls (“PCBs”), or any constituent of any such substance or waste.

“Continuation/Conversion Date” means the date on which a Loan is converted into or continued as a Eurodollar Revolving Loan.

“Copyright Security Agreement” means the Copyright Security Agreement, dated as of the date hereof, executed and delivered by the Borrower to the Agent to evidence and perfect the Agent’s security interest in the Borrower’s present and future copyrights and related licenses and rights, for the benefit of the Agent and the Lenders.

“Credit Support” has the meaning specified in Section 1.3(a).

“Debt” means, without duplication, all liabilities, obligations and indebtedness of the Borrower or any of its Subsidiaries to any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, consisting of indebtedness for borrowed money or the deferred purchase price of property, excluding trade payables, but including (a) all Obligations; (b) all obligations and liabilities of Borrower or any of its Subsidiaries secured by any Lien on the Borrower’s or any of its Subsidiaries’ property, even though the Borrower or such Subsidiary shall not have assumed or become liable for the

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payment thereof; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the Borrower or such Subsidiary prepared in accordance with GAAP; (c) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by the Borrower or any of its Subsidiaries, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the Borrower or such Subsidiary prepared in accordance with GAAP; (d) all obligations and liabilities under Guaranties and (e) the present value (discounted at the Alternate Base Rate) of lease payments due under synthetic leases.

“Default” means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

“Default Rate” means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate plus (b) two percent (2%) per annum. Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, the Default Rate shall result in an increase in the Letter of Credit Fee by two (2) percentage points per annum.

“Defaulting Lender” has the meaning specified in Section 12.15(c).

“Deposit Accounts” means all “deposit accounts” as such term is defined in the UCC, now or hereafter held in the name of Borrower.

“Designated Account” has the meaning specified in Section 1.2(c).

“Distribution” means, in respect of any corporation: (a) the payment or making of any dividend or other distribution of property in respect of capital stock (or any options or warrants for, or other rights with respect to, such stock) of such corporation, other than distributions in capital stock (or any options or warrants for such stock) of the same class; or (b) the redemption or other acquisition by such corporation of any capital stock (or any options or warrants for such stock) of such corporation.

“Documents” means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by the Borrower.

“DOL” means the United States Department of Labor or any successor department or agency.

“Dollar” and “$” means dollars in the lawful currency of the United States. Unless otherwise specified, all payments under the Agreements shall be made in Dollars.

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“EBITDA” means, with respect to any fiscal period of the Borrower, Adjusted Net Earnings from Operations, plus, to the extent deducted in the determination of Adjusted Net Earnings from Operations for that fiscal period, interest expenses, Federal, state, local and foreign income taxes, depreciation and amortization.

“Eligible Accounts” means the Accounts which the Agent in the exercise of its reasonable commercial discretion determines to be Eligible Accounts. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Accounts shall not, unless the Agent in its sole discretion elects, include any Account:

(a) with respect to which (i) the stated term for such Account is in excess of 60 days from the date of the original invoice therefor (unless any invoice with extended terms in excess of 60 days is approved by Agent in its sole discretion), (ii) more than 90 days have elapsed since the date of the original invoice therefor or (iii) such Account is more than 60 days past due;

(b) with respect to which any of the representations, warranties, covenants, and agreements contained in the Security Agreement are incorrect or have been breached;

(c) with respect to which Account (or any other Account due from such Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

(d) which represents a progress billing (as hereinafter defined) or as to which the Borrower has extended the time for payment without the consent of the Agent; for the purposes hereof, “progress billing” means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor’s obligation to pay such invoice is conditioned upon the Borrower’s completion of any further performance under the contract or agreement;

(e) with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a “custodian,” as defined in the Federal Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

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(f) if twenty-five percent (25%) or more of the aggregate Dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under clause (a) above;

(g) owed by an Account Debtor which: (i) does not maintain its chief executive office in the United States of America or Canada (other than the Province of Newfoundland); or (ii) is not organized under the laws of the United States of America or Canada or any state or province thereof; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit satisfactory to the Agent in its discretion;

(h) owed by an Account Debtor which is an Affiliate or employee of the Borrower;

(i) except as provided in clause (k) below, with respect to which either the perfection, enforceability, or validity of the Agent’s Liens in such Account, or the Agent’s right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC;

(j) owed by an Account Debtor to which the Borrower or any of its Subsidiaries, is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

(k) owed by the government of the United States of America, or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq.), and any other steps necessary to perfect the Agent’s Liens therein, have been complied with to the Agent’s satisfaction with respect to such Account;

(l) owed by any state, municipality, or other political subdivision of the United States of America, or any department, agency, public corporation, or other instrumentality thereof and as to which the Agent determines that its Lien therein is not or cannot be perfected;

(m) which represents a sale on a bill-and-hold (unless Agent receives a satisfactory acknowledgement letter from the Account Debtor as to the validity of such Account but in no event shall the aggregate of such bill-and-hold Accounts exceed (i) $500,000 at any time outstanding with respect to Accounts from Metro Wall Coverings and (ii) $100,000 at any time outstanding with respect to all other Account Debtors with bill-and-hold Accounts), guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

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(n) which is evidenced by a promissory note or other instrument or by chattel paper;

(o) if the Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor’s financial inability to pay;

(p) with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit the Borrower to seek judicial enforcement in such State of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year;

(q) which arises out of a sale not made in the ordinary course of the Borrower’s business;

(r) with respect to which the goods giving rise to such Account have not been shipped and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by the Borrower, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

(s) owed by an Account Debtor which is obligated to the Borrower respecting Eligible Accounts the aggregate unpaid balance of which exceeds ten percent (10%) of the aggregate unpaid balance of all Eligible Accounts owed to the Borrower at such time by all of the Borrower’s Account Debtors, but only to the extent of such excess;

(t) which is not subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Lenders.

If any Account at any time ceases to be an Eligible Account, then such Account shall promptly be excluded from the calculation of Eligible Accounts.

“Eligible Assignee” means (a) a commercial bank, commercial finance company or other asset based lender, having total assets in excess of $1,000,000,000; (b) any Lender listed on the signature page of this Agreement; (c) any Affiliate of any Lender; and (d) if an Event of Default has occurred and is continuing, any Person reasonably acceptable to the Agent.

“Eligible Inventory” means Inventory, valued at the lower of cost (on a first-in, first-out basis) or market, which the Agent, in its reasonable discretion, determines to be Eligible Inventory. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Inventory shall not, unless the Agent in its sole discretion elects, include any Inventory:

(a) that is not owned by the Borrower;

(b) that is not subject to the Agent’s Liens, which are perfected as to such Inventory, or that are subject to any other Lien whatsoever (other than the Liens described in clause (d) of the definition of Permitted Liens provided that such Permitted Liens (i) are junior in

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priority to the Agent’s Liens or subject to Reserves and (ii) do not impair directly or indirectly the ability of the Agent to realize on or obtain the full benefit of the Collateral);

(c) that does not consist of finished goods or raw materials;

(d) that consists of samples, prototypes, supplies, or packing and shipping materials;

(e) that is not in good condition, is unmerchantable, or does not meet all standards imposed by any Governmental Authority, having regulatory authority over such goods, their use or sale;

(f) that is not currently either usable or salable, at prices approximating at least cost, in the normal course of the Borrower’s business, or that is slow moving or stale;

(g) that is obsolete or slow-moving or returned or repossessed or used goods taken in trade;

(h) that is located outside the United States of America (or that is in-transit from vendors or suppliers);

(i) that is located in a public warehouse or in possession of a bailee or in a facility leased by the Borrower, if the warehouseman, or the bailee, or the lessor has not delivered to the Agent, if requested by the Agent, a subordination agreement in form and substance satisfactory to the Agent or if a Reserve for rents or storage charges has not been established for Inventory at that location;

(j) that contains or bears any Proprietary Rights licensed to the Borrower by any Person, if the Agent is not satisfied that it may sell or otherwise dispose of such Inventory in accordance with the terms of the Security Agreement and Section 9.2 without infringing the rights of the licensor of such Proprietary Rights or violating any contract with such licensor (and without payment of any royalties other than any royalties due with respect to the sale or disposition of such Inventory pursuant to the existing license agreement), and, as to which the Borrower has not delivered to the Agent a consent or sublicense agreement from such licensor in form and substance acceptable to the Agent if requested;

(k) that is not reflected in the details of a current perpetual inventory report and/or monthly physical report, as applicable; or

(l) that is Inventory placed on consignment unless Agent otherwise provides its prior written consent to such consignment arrangement in its sole discretion and receives such UCC financial statements, third party acknowledgment letters and other documents as Agent shall request.

If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory.

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“Environmental Compliance Reserve” means any reserve which the Agent establishes in its reasonable discretion after prior written notice to the Borrower from time to time for amounts that are reasonably likely to be expended by the Borrower in order for the Borrower and its operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws, or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to Section 7.7.

“Environmental Laws” means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

“Environmental Lien” means a Lien in favor of any Governmental Authority for (a) any liability under Environmental Laws, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

“Equipment” means all of the Borrower’s now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by the Borrower and all of the Borrower’s rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414 of the Code.

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan, (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan, (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multi-employer Plan, (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan, or (f) the imposition of any

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liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

“Eurodollar Base Rate” means, with respect to a Eurodollar Revolving Loan for the relevant Interest Period, the applicable British Bankers’ Association Eurodollar rate for deposits in U.S. dollars as reported by any generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, if no such British Bankers’ Association Eurodollar rate is available to the Agent, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Agent to be the rate at which the Bank or one of its Affiliate banks offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of the Bank’s relevant Eurodollar Loan and having a maturity equal to such Interest Period.

“Eurodollar Interest Payment Date” means, with respect to a Eurodollar Revolving Loan, the Termination Date, the date of any repayment with respect to such Eurodollar Revolving Loan and the last day of each Interest Period applicable to such Loan or, with respect to each Interest Period of greater than three months in duration, the last day of the third month of such Interest Period and the last day of such Interest Period.

“Eurodollar Rate” means, with respect to a Eurodollar Revolving Loan for the relevant Interest Period, the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Eurodollar Reserve Percentage (expressed as a decimal) applicable to such Interest Period.

“Eurodollar Reserve Percentage” means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day applicable to member banks under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”). The Eurodollar Base Rate for each outstanding Eurodollar Revolving Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

“Eurodollar Revolving Loan” means a Revolving Loan during any period in which it bears interest based on the Eurodollar Rate.

“Event of Default” has the meaning specified in Section 9.1.

“Exchange Act” means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

“Federal Funds Effective Rate” means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a

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Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“Financial Statements” means, according to the context in which it is used, the financial statements referred to in Sections 5.2 and 6.6 or any other financial statements required to be given to the Lenders pursuant to this Agreement.

“Fiscal Quarter” means each fiscal quarter of Borrower ending on the last day of February, May, August and November of each Fiscal Year.

“Fiscal Year” means the Borrower’s fiscal year for financial accounting purposes which ends on November 30 of each year.

“Fixed Assets” means the Equipment, Fixtures and Real Estate of the Borrower and its Subsidiaries.

“Fixed Charge Coverage Ratio” means, with respect to any fiscal period of Borrower, the ratio of EBITDA minus Capital Expenditures (excluding the portion of Capital Expenditures for a new computer system for Borrower which is funded with Debt other than Revolving Loans) to Fixed Charges.

“Fixed Charges” means, with respect to any fiscal period of the Borrower on a consolidated basis, without duplication, interest expense, scheduled principal payments of Debt, Federal, state, local and foreign income taxes (excluding deferred taxes) and Distributions.

“Fixtures” means all “fixtures” as such term is defined in the UCC, now owned or hereafter acquired by the Borrower.

“Funding Date” means the date on which a Borrowing occurs.

“GAAP” means generally accepted accounting principles and practices set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the Closing Date.

“General Intangibles” means all of the Borrower’s now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of the Borrower of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any

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funds which may become due to the Borrower in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to the Borrower from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which the Borrower is beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Borrower.

“Goods” means all “goods” as defined in the UCC, now owned or hereafter acquired by Borrower, wherever located, including embedded software to the extent included in “goods” as defined in the UCC, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Guaranty” means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the “guaranteed obligations”), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

“Hedge Agreement” means any and all transactions, agreements or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity (including, without limitation, oil and natural gas) or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging the Borrower’s exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

“Inactive Subsidiaries” means any Subsidiary of Borrower incorporated within the United States excluding Muraspec N.A. LLC, a Delaware limited liability company and RohmNova LLC, a Delaware limited liability company, and Muraspec N.A. of Canada Ltd., a Delaware corporation.

“Indenture” means the Indenture, dated as of May 28, 2003, between OMNOVA Solutions Inc., as Issuer, and The Bank of New York, as Trustee.

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“Instruments” means all instruments as such term is defined in the UCC, now owned or hereafter acquired by the Borrower.

“Intercreditor Agreement” means the Intercreditor Agreement of even date herewith between Agent and The Bank of New York, as Trustee.

“Interest Period” means, as to any Eurodollar Revolving Loan, the period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which the Loan is converted into or continued as a Eurodollar Revolving Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrower in its Notice of Borrowing, in the form attached hereto as Exhibit D, or Notice of Continuation/Conversion, in the form attached hereto as Exhibit E, provided that:

(a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

(b) any Interest Period pertaining to a Eurodollar Revolving Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) no Interest Period shall extend beyond the Stated Termination Date.

“Interest Rate” means each or any of the interest rates, including the Default Rate, set forth in Section 2.1.

“Inventory” means all of the Borrower’s now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in the Borrower’s business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

“Investment Property” means all of the Borrower’s right title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

“IRS” means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

“Latest Projections” means: (a) on the Closing Date and thereafter until the Agent receives new projections pursuant to Section 5.2(e), the projections of the Borrower’s financial condition, results of operations, and cash flows, for the period commencing on February 28, 2003 and ending on November 30, 2003 and delivered to the Agent prior to the

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Closing Date; and (b) thereafter, the projections most recently received by the Agent pursuant to Section 5.2(f).

“Lender” and “Lenders” have the meanings specified in the introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and the Bank to the extent of any Swing Line Loan outstanding; provided that no such Agent Advance or Swing Line Loan shall be taken into account in determining any Lender’s Pro Rata Share.

“Letter of Credit” has the meaning specified in Section 1.3(a).

“Letter of Credit Fee” has the meaning specified in Section 2.6.

“Letter of Credit Issuer” means the Bank, any affiliate of the Bank or, at the Bank’s discretion, any other financial institution that issues any Letter of Credit pursuant to this Agreement.

“Letter-of-Credit Rights” means “letter-of-credit rights” as such term is defined in the UCC, now owned or hereafter acquired by Borrower, including rights to payment or performance under a letter of credit, whether or not Borrower, as beneficiary, has demanded or is entitled to demand payment or performance.

“Letter of Credit Subfacility” means $15,000,000.

“Lien” means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (b) to the extent not included under clause (a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property; and (c) any contingent or other agreement to provide any of the foregoing.

“Loan Account” means the loan account of the Borrower, which account shall be maintained by the Agent.

“Loan Documents” means this Agreement, the Notes, the Patent and Trademark Security Agreements, the Security Agreement, Bank Products, the Securitization Unwind Documents, the Pledge Agreements, the Intercreditor Agreement and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement, in each case as amended or otherwise modified from time to time.

“Loans” means, collectively, all loans and advances provided for in Article 1.

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“Margin Stock” means “margin stock” as such term is defined in Regulation T, U or X of the Federal Reserve Board.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, condition (financial or otherwise) of the Borrower, the Collateral or any guarantor of the Obligations; (b) a material impairment of the ability of the Borrower or any Affiliate of Borrower to perform under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower of any Loan Document to which it is a party.

“Maximum Inventory Loan Amount” means (a) with respect to Inventory from Borrower’s performance chemical division, an amount not to exceed $15,000,000 and (b) with respect to Inventory from Borrower’s decorative products division, an amount not to exceed $21,000,000.

“Maximum Rate” has the meaning specified in Section 2.3.

“Maximum Revolver Amount” means $100,000,000, as may be reduced from time to time in accordance with provisions of Section 3.3(d).

“Multiemployer Plan” means a “multiemployer plan” as defined in Sections 3(37) or 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by the Borrower or any ERISA Affiliate.

“Net Amount of Eligible Accounts” means, at any time, the gross amount of Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits, allowances, accrued rebates, offsets, deductions, counterclaims, disputes and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed.

“Net Orderly Liquidation Value” means, with respect to Inventory, the estimated net recovery value as determined by Agent in good faith based on the most recent Appraisal, which reflects the estimated net cash value expected by the appraiser to be derived from a sale or disposition at a liquidation or going-out-of-business sale of such Inventory after deducting all costs, expenses and fees attributable to such sale or disposition, including, without limitation, all fees, costs and expenses of any liquidator(s) engaged to conduct such sale or disposition and all costs and expenses of removing and delivering the same to a purchaser.

“Net Orderly Liquidation Value Factor” means the ratio of the Net Orderly Liquidation Value to the book value of Inventory, expressed as a percentage. The Net Orderly Liquidation Value Factor shall be determined as of the Closing Date based on the Appraisal delivered prior to the Closing Date and shall be updated pursuant to Appraisals delivered under Section 5.4.

“Net Proceeds” has the meaning specified in Section 3.3(a).

“Notes” means Revolving Loan Notes and the Swing Line Notes.

“Notice of Borrowing” has the meaning specified in Section 1.2(b).

Annex A-18

“Notice of Continuation/Conversion” has the meaning specified in Section 2.2(b).

“Obligations” means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by the Borrower to the Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys’ fees, filing fees and any other sums chargeable to the Borrower hereunder or under any of the other Loan Documents. “Obligations” includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter arising from or in connection with the Letters of Credit and (b) all debts, liabilities and obligations now or hereafter arising from or in connection with Bank Products.

“Other Taxes” means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

“Participant” means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

“Patent and Trademark Agreements” means the Patent Security Agreement and the Trademark Security Agreement, each dated as of the date hereof, executed and delivered by the Borrower to the Agent to evidence and perfect the Agent’s security interest in the Borrower’s present and future patents, trademarks, and related licenses and rights, for the benefit of the Agent and the Lenders.

“Payment Account” means each bank account established pursuant to the Security Agreement, to which the proceeds of Accounts and other Collateral are deposited or credited, and which is maintained in the name of the Agent or the Borrower, as the Agent may determine, on terms acceptable to the Agent.

“PBGC” means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

“Pending Revolving Loans” means, at any time, the aggregate principal amount of all Revolving Loans requested in any Notice of Borrowing received by the Agent which have not yet been advanced.

“Pension Plan” means a Plan that is also a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Borrower or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multi-employer Plan has made contributions at any time during the immediately preceding five (5) plan years.

Annex A-19

“Permitted Acquisition” means an acquisition by Borrower of all or substantially all the assets, or more than 50% of the equity securities, of a Person (the “Target”), in each case subject to the satisfaction of the following conditions:

(i) Agent shall receive at least thirty (30) Business Days’ prior written notice of such proposed Permitted Acquisition, which notice shall include a reasonably detailed description of such proposed Permitted Acquisition;

(ii) consideration provided by the Borrower for such Permitted Acquisition shall consist solely of equity in Borrower (or proceeds from equity issued by Borrower) and/or proceeds of Debt issued pursuant to the last sentence of Section 7.13 which is also subordinated to the Obligations on terms and conditions satisfactory to Agent; provided, that the aggregate purchase price for all Permitted Acquisitions shall not exceed $30,000,000 through the Stated Termination Date;

(iii) such Permitted Acquisition shall only involve assets located in the United States and comprising a business, or those assets of a business, of the type engaged in by Borrower as of the Closing Date, and which business would not subject Agent or any Lender to regulatory or third party approvals in connection with the exercise of its rights and remedies under this Agreement or any other Loan Documents other than approvals applicable to the exercise of such rights and remedies with respect to Borrower prior to such Permitted Acquisition;

(iv) such Permitted Acquisition shall be consensual and shall have been approved by the Target’s board of directors;

(v) no additional Debt, contingent obligations or other liabilities shall be incurred, assumed or otherwise be reflected on a consolidated balance sheet of Borrower and Target after giving effect to such Permitted Acquisition, except ordinary course trade payables, accrued expenses and unsecured Debt of the Target;

(vi) the Target shall not have incurred an operating loss for the trailing twelve-month period preceding the date of the Permitted Acquisition, as determined based upon the Target’s financial statements for its most recently completed fiscal year and its most recent interim financial period completed within sixty (60) days prior to the date of consummation of such Permitted Acquisition;

(vii) the business and assets acquired in such Permitted Acquisition shall be free and clear of all Liens (other than Permitted Liens);

(viii) at or prior to the closing of any Permitted Acquisition, Agent will be granted a first priority perfected Lien (subject to Permitted Liens) in all assets acquired pursuant thereto (or in the assets and Stock of the Target) (excluding equipment, real estate and fixtures), and Borrower and the Target shall have executed such documents (including, without limitation, guarantees, security agreements and pledge agreements) and taken such actions as may be required by Agent in connection therewith;

Annex A-20

(ix) Concurrently with delivery of the notice referred to in clause (i) above, Borrower shall have delivered to Agent, in form and substance reasonably satisfactory to Agent:

(A) a pro forma consolidated balance sheet, income statement and cash flow statement of Borrower and its Subsidiaries (the “Acquisition Pro Forma”), based on recent financial statements, which shall be complete and shall fairly present in all material respects the assets, liabilities, financial condition and results of operations of Borrower and its Subsidiaries in accordance with GAAP consistently applied, but taking into account such Permitted Acquisition and the funding of all Debt in connection therewith;

(B) updated versions of the most recently delivered projections covering the 1-year period commencing on the date of such Permitted Acquisition and otherwise prepared in accordance with the projections delivered prior to the Closing Date (the “Acquisition Projections”) and based upon historical financial data of a recent date reasonably satisfactory to Agent, taking into account such Permitted Acquisition; and

(C) a certificate of the chief financial officer of Borrower to the effect that: (w) Borrower (after taking into consideration all rights of contribution and indemnity such Borrower has against each Subsidiary) will be Solvent upon the consummation of the Permitted Acquisition; (x) the Acquisition Pro Forma fairly presents the financial condition of Borrower (on a consolidated basis) as of the date thereof after giving effect to the Permitted Acquisition; (y) the Acquisition Projections are reasonable estimates of the future financial performance of Borrower subsequent to the date thereof based upon the historical performance of Borrower and the Target and show that Borrower shall continue to be in compliance with the financial covenant set forth in Section 7.23 for the 3-year period thereafter; and (z) Borrower has completed its due diligence investigation with respect to the Target and such Permitted Acquisition, which investigation was conducted in a manner similar to that which would have been conducted by a prudent purchaser of a comparable business and the results of which investigation were delivered to Agent and Lenders;

(x) on or prior to the date of such Permitted Acquisition, Agent shall have received, in form and substance reasonably satisfactory to Agent, copies of the acquisition agreement and related agreements and instruments, and all opinions, certificates, lien search results and other documents reasonably requested by Agent; and

(xi) at the time of such Permitted Acquisition and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

Notwithstanding the foregoing, the Accounts and Inventory of the Target shall not be included in Eligible Accounts and Eligible Inventory without the prior written consent of Agent and Required Lenders.

“Permitted Liens” means:

(a) Liens for taxes not delinquent or statutory Liens for taxes in an amount not to exceed $100,000 provided that the payment of such taxes which are due and payable is being

Annex A-21

contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on Borrower’s books and records and a stay of enforcement of any such Lien is in effect;

(b) the Agent’s Liens;

(c) Liens consisting of deposits made in the ordinary course of business in connection with, or to secure payment of, obligations under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;

(d) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, provided that if any such Lien arises from the nonpayment of such claims or demand when due, such claims or demands do not exceed $100,000 in the aggregate;

(e) Liens constituting encumbrances in the nature of reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; provided that they do not in the aggregate materially detract from the value of the Real Estate or materially interfere with its use in the ordinary conduct of the Borrower’s business;

(f) Liens arising from judgments and attachments in connection with court proceedings provided that the attachment or enforcement of such Liens would not result in an Event of Default hereunder and such Liens are being contested in good faith by appropriate proceedings, adequate reserves have been set aside and no material property is subject to a material risk of loss or forfeiture and the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles) and a stay of execution pending appeal or proceeding for review is in effect; and

(g) Liens on the Bond Creditor Collateral securing the Senior Notes.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

“Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Borrower or ERISA Affiliate sponsors or maintains or to which the Borrower makes, is making, or is obligated to make contributions.

“Pledge Agreements” means the Pledge Agreement of even date herewith between Borrower and Agent for the benefit of Agent and other Lenders.

Annex A-22

“Pledged Entities” means Decorative Products Thailand, Inc., an Ohio corporation and OMNOVA Wallcovering (USA), Inc., an Ohio corporation.

“Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by the Bank or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

“Proprietary Rights” means all of the Borrower’s now owned and hereafter arising or acquired: registered patents, patent applications, registered copyrights, copyright applications, registered trademarks, trademark applications, and all licenses and rights related to any of the foregoing or to any technology or know-how, including, without limitation, those patents, trademarks, and copyrights set forth on Schedule 6.12 hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

“Pro Rata Share” means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender’s Commitment and the denominator of which is the sum of the amounts of all of the Lenders’ Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to the Lenders, in each case giving effect to a Lender’s participation in Swing Line Loans and Agent Advances.

“Real Estate” means all of the Borrower’s now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of the Borrower’s now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto.

“Registration Rights Agreement” means that certain Registration Rights Agreement dated as of May 28, 2003 among Borrower, Deutsche Bank Securities Inc., Banc One Capital Markets, Inc. and McDonald Investments Inc.

“Release” means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

“Reportable Event” means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

“Required Lenders” means at any time Lenders whose Pro Rata Shares aggregate more than 66-2/3%.

“Requirement of Law” means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in

Annex A-23

each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

“Reserves” means reserves that limit the availability of credit hereunder, consisting of reserves against Availability established by Agent from time to time in Agent’s reasonable credit judgment. Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of Agent’s credit judgment: (a) Bank Product Reserves, (b) a reserve for accrued, unpaid interest on the Obligations, (c) reserves for rent at leased locations subject to statutory or contractual landlord liens, (d) Inventory shrinkage, (e) Environmental Compliance Reserves, (f) customs charges, (g) dilution, (h) warehousemen’s or bailees’ charges and (i) reserves established pursuant to Section 7.10.

“Responsible Officer” means the chief executive officer or the president of the Borrower, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants and the preparation of the Borrowing Base Certificate, the chief financial officer or the treasurer of the Borrower, or any other officer having substantially the same authority and responsibility.

“Restricted Investment” means, as to the Borrower, any acquisition of property by the Borrower in exchange for cash or other property, whether in the form of an acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, or subscription, except the following: (a) acquisitions of Equipment to be used in the business of the Borrower so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (b) acquisitions of Inventory in the ordinary course of business of the Borrower; (c) acquisitions of current assets acquired in the ordinary course of business of the Borrower; (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (e) acquisitions of certificates of deposit maturing within one year from the date of acquisition, bankers’ acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States of America or any state thereof having capital and surplus aggregating at least $100,000,000; (f) acquisitions of commercial paper given a rating of “A2” or better by Standard & Poor’s Corporation or “P2” or better by Moody’s Investors Service, Inc. and maturing not more than 90 days from the date of creation thereof; (g) Hedge Agreements; (h) Permitted Acquisitions; and (i) employee loans and advances not to exceed $2,000,000 at any time outstanding.

“Revolving Loans” has the meaning specified in Section 1.2 and includes each Agent Advance and Swing Line Loan.

“Revolving Loan Note” and “Revolving Loan Notes” have the meanings specified in Section 1.2(a)(ii).

“Securitization Unwind” means the repurchase by Borrower of all Accounts sold by Borrower to Omnova Receivables Corporation, an Ohio corporation, the termination of the Receivables Sale Agreement and the Receivables Purchase Agreement, each dated as of May 1,

Annex A-24

2000 and the filing (or delivery to Agent) of a UCC-3 termination statement evidencing the termination of the financing statements which were filed to evidence such sales of Accounts.

“Securitization Unwind Documents” means all documents, agreements and instruments evidencing the Securitization Unwind.

“Security Agreement” means the Security Agreement of even date herewith among Borrower and Agent for the benefit of Agent and other Lenders.

“Senior Notes” means the Senior Secured Notes and the “Exchange Notes” and the “Private Exchange Notes” (each as defined in the Registration Rights Agreement), maturing on June 1, 2010, bearing interest at 11¼        % per annum, in the aggregate principal amount of $165,000,000.

“Senior Note Documents” means the Indenture, the Registration Rights Agreement and all other agreements and instruments evidencing or governing the terms of the Senior Notes.

“Settlement” and “Settlement Date” have the meanings specified in Section 12.15(a)(ii).

“Software” means all “software” as such term is defined in the UCC, now owned or hereafter acquired by the Borrower, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

“Solvent” means, when used with respect to any Person, that at the time of determination:

(a) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including contingent liabilities); and

(b) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

(c) it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and

(d) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Stated Termination Date” means May 28, 2006.

Annex A-25

“Subsidiary” of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a “Subsidiary” refer to a Subsidiary of the Borrower; provided, that except for Sections 5.3(e), 5.3(f), 5.3(g), 5.3(h), the first sentence of Section 6.5 and Section 6.15, 6.16, 6.21, 7.7, 7.11, 7.20 and 7.25, any reference to Subsidiary of the Borrower shall exclude any Subsidiary incorporated outside the United States (except for such references set forth in Sections 5.2 and 6.6) and the following joint ventures of Borrower: CPPC-Decorative Products Company Limited, a Thailand limited company, Decorative Products (Singapore) Pte. Ltd., a Singapore limited company, CG-Omnova Decorative Products (Shanghai) Co., a Chinese enterprise, RohmNova LLC, a Delaware limited liability company, Muraspec N.A., LLC, a Delaware limited liability company, and Muraspec N.A. of Canada Ltd., a Delaware corporation.

“Supporting Obligations” means all supporting obligations as such term is defined in the UCC, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

“Swing Line Commitment” has the meaning specified in Section 1.2(h), which commitment constitutes a subfacility of the Commitment for Revolving Loans of the Bank.

“Swing Line Loan” has the meaning specified in Section 1.2(h).

“Swing Line Note” has the meaning specified in Section 1.2(h).

“Target” has the meaning set forth in the definition of “Permitted Acquisition”.

“Taxes” means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by the Agent’s or each Lender’s net income in any the jurisdiction (whether federal, state or local and including any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

“Termination Date” means the earliest to occur of (i) the Stated Termination Date, (ii) the date the Total Facility is terminated either by the Borrower pursuant to Section 3.2 or by the Required Lenders pursuant to Section 9.2, and (iii) the date this Agreement is otherwise terminated for any reason whatsoever pursuant to the terms of this Agreement.

“Total Facility” has the meaning specified in Section 1.1.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of Illinois or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests; provided, that to the extent that the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

Annex A-26

“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities (within the meaning of Code § 412, over the current value of that Pension Plan’s assets allocable to such benefit liability, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“Unused Letter of Credit Subfacility” means an amount equal to $15,000,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

“Unused Line Fee” has the meaning specified in Section 2.5.

Accounting Terms. Any accounting term used in the Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations in the Agreement shall be computed, unless otherwise specifically provided therein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words “hereof,” “herein,” “hereunder” and similar words refer to the Agreement as a whole and not to any particular provision of the Agreement; and Subsection, Section, Schedule and Exhibit references are to the Agreement unless otherwise specified.

(c) (i) The term “documents” includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

(ii) The term “including” is not limiting and means “including without limitation.”

(iii) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

(iv) The word “or” is not exclusive.

(d) Unless otherwise expressly provided herein, (i) references to agreements (including the Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

(e) The captions and headings of the Agreement and other Loan Documents are for convenience of reference only and shall not affect the interpretation of the Agreement.

Annex A-27

(f) The Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

(g) For purposes of Section 9.1, a breach of a financial covenant contained in Sections 7.22-7.24 shall be deemed to have occurred as of any date of determination thereof by the Agent or as of the last day of any specified measuring period, regardless of when the Financial Statements reflecting such breach are delivered to the Agent.

(h) The Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrower and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent’s or Lenders’ involvement in their preparation.

Annex A-28

EXHIBIT A-1

FORM OF REVOLVING LOAN NOTE

Chicago, Illinois

$            ,            ,             ,

                                    , 2003

FOR VALUE RECEIVED, the undersigned, OMNOVA SOLUTIONS INC., an Ohio corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of                                  (“Lender”), at the offices of BANK ONE, NA, as Agent for Lenders (“Agent”), at its address at 120 South LaSalle Street, Chicago, IL 60603, Attn: Olga Khaniaeva, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of                                  DOLLARS AND              CENTS ($            ,            ,            ) or, if less, the aggregate unpaid amount of all Revolving Loans made to the undersigned under the “Credit Agreement” (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

This Revolving Loan Note is one of the Revolving Loan Notes issued pursuant to that certain Credit Agreement dated as of                             , 2003 by and among Borrower, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Loan made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Revolving Loan Note in respect of the Revolving Loan made by Lender to Borrower.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

If any payment on this Revolving Loan Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

Upon and after the occurrence of any Event of Default, this Revolving Loan Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrower), be declared, and immediately shall become, due and payable.

Time is of the essence of this Revolving Loan Note.

Except as provided in the Credit Agreement, this Revolving Loan Note may not be assigned by Lender to any Person.

THIS REVOLVING LOAN NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

OMNOVA SOLUTIONS INC.

By:

Title:

Exhibit A-1-1

EXHIBIT A-2

FORM OF SWING LINE NOTE

Chicago, Illinois

$10,000,000

                                , 2003

FOR VALUE RECEIVED, the undersigned, OMNOVA SOLUTIONS INC., an Ohio corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of Bank One, NA (“Swing Line Lender”) at the offices of BANK ONE, NA, as Agent (in such capacity, the “Agent”) at the Agent’s address at 120 South LaSalle Street, Chicago, IL 60603, Attn: Olga Khaniaeva, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of TEN MILLION DOLLARS AND NO CENTS ($10,000,000) or, if less, the aggregate unpaid amount of all Swing Line Loans made to the undersigned under the “Credit Agreement” (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

This Swing Line Note is issued pursuant to that certain Credit Agreement dated as of             , 2003 by and among Borrower, Agent, Swing Line Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Swing Line Loan made by Swing Line Lender to Borrower, the rate of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Swing Line Note in respect of the Swing Line Loans made by Swing Line Lender to Borrower.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

If any payment on this Swing Line Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

Upon and after the occurrence of any Event of Default, this Swing Line Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrower), be declared, and immediately shall become, due and payable.

Time is of the essence of this Swing Line Note.

Except as provided in the Credit Agreement, this Swing Line Note may not be assigned by Lender to any Person.

THIS SWING LINE NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

OMNOVA SOLUTIONS INC.

By:

Title:

Exhibit A-2-1

EXHIBIT B

FORM OF BORROWING BASE CERTIFICATE

BORROWING BASE REPORT

Rpt #

Obligor Number:				Date:

Loan Number:				Period Covered: to

COLLATERAL CATEGORY		A/R	Inventory (Raw Materials and Finished Goods)	TOTAL	#VALUE!

Description

1	Beginning Balance (Previous report—Line 8)

2	Additions to Collateral (Gross Sales)

3	Other Additions (Add back any non-A/R cash in line 3)

4	Deductions to Collateral (Cash Received)

5	Deductions to Collateral (Discounts, other)

6	Deductions to Collateral (Credit Memos, all)

7	Other non-cash credits to A/R

8	Total Ending Collateral Balance	0.00	0.00

9	Beginning Balance of A/R		—

10	Less Ineligible—Past Due 60 day terms without Agent’s consent		—

11	Less Ineligible—Past Due (90 days past invoice or 60 days past due)		—

12	Less Ineligible—Instrument presented but returned uncollected		—

13	Less Ineligible—Progress billing extended without Agent's consent		—

14	Less Ineligible—Account Debtor not able to pay		—

15	Less Ineligible—Account Debtor is Borrower’s Affiliate		—

16	Less Ineligible—Cross-age (25%)		—

17	Less Ineligible—Foreign		—

18	Less Ineligible—Contra		—

19	Less Ineligible—Owed by Government Authority		—

20	Less Ineligible—Bill and Hold over $500,000 for Metro Wall and $100,000 for others

21	Less Ineligible—Sale on repurchase or return basis		—

22	Less Ineligible—Evidenced by instrument		—

23	Less Ineligible—Agent believes Account may not be paid		—

24	Less Ineligible—Account Debtor located in any state requiring filing of a Notice of Business Activities Report		—

25	Less Ineligible—Sale not made in the ordinary course of business		—

26	Less Ineligible—Goods not delivered to or accepted by Account Debtor		—

27	Less Ineligible—Owed by Account Debtor owing more than % of the aggregate unpaid balance		—

28	Less Ineligible—Not subject to Agent's security interest		—

29	Less Ineligible—Other (attach schedule)		—

30	Total Ineligibles—Accounts Receivable	0.00	—

31	Total Eligible A/R	0.00	—

32	85% x Total Eligible A/R	0.00	—

33	Beginning Balance of Inventory	—

34	Less Ineligible—Not owned by Borrower	—

35	Less Ineligible—Not subject to Agent’s Liens or subject to any other Lien (other than Permitted Liens)	—

36	Less Ineligible—Unmerchantable	—

37	Less Ineligible—Not currently usable or salable	—

38	Less Ineligible —Inventory Slow-moving	—

39	Less Ineligible —Inventory outside the U.S. (or in Transit)	—

40	Less Ineligible—Inventory located in warehouse without a subordination agreement	—

41	Less Ineligible—Inventory bearing any licensed Proprietary Rights (except if there is consent or sublicense agreement)	—

42	Less Ineligible—Inventory not reflected in inventory report	—

43	Less Ineligible—Samples, prototype or packaging

44	Less Ineligible —Inventory WIP	—

45	Less Ineligible —Consigned (unless Agent consents)	—

46	Less Ineligible —Other (attach schedule)	—

47	Total Ineligibles Inventory	—	0.00

48	Total Eligible Inventory	—	0.00

49	65% x Total Eligible Inventory	—	0.00

50	Net Orderly Liquidation Value Factor	—

51	85% x Net Orderly Liquidate Value Factor X Total Eligible Inventory	—	0.00

52	Maximum Inventory (Lesser of 46. or 47.)	—	0.00

53	Net Available—Borrowing Base Value	0.00	0.00

54	Reserves (Letters of Credit, Other)

55	Total Borrowing Base Value	0.00	0.00

56	CAPS / Loan Limits	—	—	Total CAPS/Loan Line	0.00

57	Maximum Borrowing Limit (Lesser of 51. or 52.)*	0.00	0.00	Total Available	0.00

LOAN STATUS

58	Previous Loan Balance (Previous Report Line 57)		0.00

59	Less: A. Net Collections (Same as line 4)	0.00	0.00
B. Adjustments / Other

60	Add: A. Request for Funds		0.00
B. Adjustments / Other

61	New Loan Balance	0.00	0.00	Total New Loan Balance:	0.00

62	Availability Not Borrowed (Lines 52 less 57)				0.00

63	OVERALL EXPOSURE				0.00

Pursuant to, and in accordance with, the terms and provisions of that certain Credit Agreement (“Agreement”), between Bank One (“Agent”), as Agent for Lenders, and OMNOVA Solutions Inc. (“Borrower”), Borrower is executing and delivering to Agent this Collateral Report accompanied by supporting data (collectively referred to as (“Report”). Borrower warrants and represents to Agent that this Report is true, correct, and based on information contained in Borrower's own financial accounting records. Borrower, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement, and further certifies on this day of , , that the Borrower is in compliance with said Agreement.

BORROWER NAME:	AUTHORIZED SIGNATURE:

Exhibit B-1

EXHIBIT C

Not required to be provided by OMNOVA Solutions Inc. at the closing.

Exhibit C-1

EXHIBIT D

NOTICE OF BORROWING

Date:             , 200

To:	Bank One, NA as Agent for the Lenders who are parties to the Credit Agreement dated as of , 2003 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”) among OMNOVA Solutions Inc., certain Lenders which are signatories thereto and Bank One, NA, as Agent

Ladies and Gentlemen:

The undersigned, OMNOVA Solutions Inc. (the “Borrower”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the Borrowing specified below:

1.	The Business Day of the proposed Borrowing is , 200 .

2.	The aggregate amount of the proposed Borrowing is $ .

3.	The Borrowing is to be comprised of $ of Alternate Base Rate and $ of Eurodollar Revolving Loans.

4.	The duration of the Interest Period for Eurodollar Revolving Loans, if any, included in the Borrowing shall be months.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

(a) The representations and warranties of the Borrower contained in the Credit Agreement are true and correct as though made on and as of such date;

(b) No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing;

(c) No event has occurred and is continuing, or would result from such extension of credit, which has had or would have a Material Adverse Effect; and

Exhibit D-1

(d) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans [plus the aggregate amount available for drawing under all outstanding Letters of Credit], to exceed the Borrowing Base or the combined Commitments of the Lenders.

OMNOVA SOLUTIONS INC.

By:
Title:

Exhibit D-2

EXHIBIT E

NOTICE OF CONTINUATION/CONVERSION

Date:            , 200

To:	Bank One, NA as Agent for the Lenders to the Credit Agreement dated as of , 2003 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”) among OMNOVA Solutions Inc., certain Lenders which are signatories thereto and Bank One, NA, as Agent

Ladies and Gentlemen:

The undersigned, OMNOVA Solutions Inc. (the “Borrower”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the [conversion] [continuation] of the Loans specified herein, that:

1.	The Continuation/Conversion Date is , 200 .

2.	The aggregate amount of the Loans to be [converted] [continued] is $ .

3.	The Loans are to be [converted into] [continued as] [Eurodollar Rate] [Alternate Base Rate] Loans.

4.	The duration of the Interest Period for the Eurodollar Revolving Loans included in the [conversion] [continuation] shall be months.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Continuation/Conversion Date, before and after giving effect thereto and to the application of the proceeds therefrom:

(a) The representations and warranties of the Borrower contained in the Credit Agreement are true and correct as though made on and as of such date;

(b) Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and

Exhibit E-1

(c) The proposed conversion-continuation will not cause the aggregate principal amount of all outstanding Revolving Loans [plus the aggregate amount available for drawing under all outstanding Letters of Credit] to exceed the Borrowing Base or the combined Commitments of the Lenders.

OMNOVA SOLUTIONS INC.

By:
Title:

Exhibit E-2

EXHIBIT F

[FORM OF] ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this “Assignment and Acceptance”) dated as of             , 200   is made between                                          (the “Assignor”) and                                          (the “Assignee”).

RECITALS

WHEREAS, the Assignor is party to that certain Credit Agreement dated as of             , 2003 (as amended, amended and restated, modified, supplemented or renewed, the “Credit Agreement”) among OMNOVA Solutions Inc., an Ohio corporation (the “Borrower”), the several financial institutions from time to time party thereto (including the Assignor, the “Lenders”), and Bank One, NA, as agent for the Lenders (the “Agent”). Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the “Committed Loans”) to the Borrower in an aggregate amount not to exceed $             (the “Commitment”);

WHEREAS, the Assignor has made Committed Loans in the aggregate principal amount of $             to the Borrower

WHEREAS, [the Assignor has acquired a participation in its pro rata share of the Lenders’ liabilities under Letters of Credit in an aggregate principal amount of $             (the “L/C Obligations”)] [no Letters of Credit are outstanding under the Credit Agreement]; and

WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, together with a corresponding portion of each of its outstanding Committed Loans and L/C Obligations, in an amount equal to $             (the “Assigned Amount”) on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

1. Assignment and Acceptance.

(a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance)     % (the “Assignee’s Percentage Share”) of (A) the Commitment, the Committed Loans and the L/C

Exhibit F-1

Obligations of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

(b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Sections      and      of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

(c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee’s Commitment will be $            .

(d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor’s Commitment will be $            .

2. Payments.

(a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $            , representing the Assignee’s Pro Rata Share of the principal amount of all Committed Loans.

(b) The Assignee further agrees to pay to the Agent a processing fee in the amount specified in Section 11.2(a) of the Credit Agreement.

3. Reallocation of Payments.

Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, and Committed Loans and L/C Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

Exhibit F-2

4. Independent Credit Decision.

The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of the Borrower, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

5. Effective Date; Notices.

(a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be             , 200_ (the “Effective Date”); provided that the following conditions precedent have been satisfied on or before the Effective Date:

(i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

[(ii) the consent of the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;]

(iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

[(iv) the Assignee shall have complied with Section 11.2 of the Credit Agreement (if applicable);]

(v) the processing fee referred to in Section 2(b) hereof and in Section 11.2(a) of the Credit Agreement shall have been paid to the Agent; and

(b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrower and the Agent for acknowledgment by the Agent, a Notice of Assignment in the form attached hereto as Schedule 1.

6. [Agent. [INCLUDE ONLY IF ASSIGNOR IS AGENT]

(a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

(b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

Exhibit F-3

7. Withholding Tax.

The Assignee (a) represents and warrants to the Lender, the Agent and the Borrower that under applicable law and treaties no tax will be required to be withheld by the Lender with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Borrower prior to the time that the Agent or Borrower is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8ECI or U.S. Internal Revenue Service Form W-8BEN (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8ECI or W-8BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

8. Representations and Warranties.

(a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights and to general equitable principles.

(b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrower, or the performance or observance by the Borrower, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

(c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to

Exhibit F-4

be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights and to general equitable principles; [and (iv) it is an Eligible Assignee.]

9. Further Assurances.

The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrower or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

10. Miscellaneous.

(a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

(b) All payments made hereunder shall be made without any set-off or counterclaim.

(c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

(d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

(e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF            . The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in [            ] over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such [            ] State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

Exhibit F-5

(f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

[ASSIGNOR]

By:
Title:
Address:

[ASSIGNEE]

By:
Title:
Address:

Exhibit F-6

SCHEDULE 1

to

ASSIGNMENT AND ACCEPTANCE

NOTICE OF ASSIGNMENT AND ACCEPTANCE

            , 200

Bank One, NA

Attn:

Re:	OMNOVA Solutions Inc.

175 Ghent Road

Fairlawn, OH 44333

Ladies and Gentlemen:

We refer to the Credit Agreement dated as of [            ], 2003 (as amended, amended and restated, modified, supplemented or renewed from time to time the “Credit Agreement”) among OMNOVA Solutions Inc. (the “Borrower”), the Lenders referred to therein and Bank One, NA, as agent for the Lenders (the “Agent”). Terms defined in the Credit Agreement are used herein as therein defined.

1. We hereby give you notice of, and request your consent to, the assignment by                      (the “Assignor”) to                      (the “Assignee”) of     % of the right, title and interest of the Assignor in and to the Credit Agreement (including the right, title and interest of the Assignor in and to the Commitments of the Assignor, all outstanding Loans made by the Assignor and the Assignor’s participation in the Letters of Credit pursuant to the Assignment and Acceptance Agreement attached hereto (the “Assignment and Acceptance”). We understand and agree that the Assignor’s Commitment, as of , 200    , is $             , the aggregate amount of its outstanding Loans is $                    , and its participation in L/C Obligations is $                    .

2. The Assignee agrees that, upon receiving the consent of the Agent and, if applicable, the Borrower to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

Schedule 1.2-1

3. The following administrative details apply to the Assignee:

(A) Notice Address:

Assignee name:
Address:

Attention:
Telephone:	(	)
Telecopier:	(	)
Telex (Answerback):
(B) Payment Instructions:

Account No.:
At:

Reference:
Attention:

4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

Very truly yours,

[NAME OF ASSIGNOR]

By:

Title:

[NAME OF ASSIGNEE]

By:

Title:

Schedule 1.2-2

ACKNOWLEDGED AND ASSIGNMENT

CONSENTED TO:

Bank One, NA
as Agent

By:
Title:

Schedule 1.2-3

SCHEDULE 1.2

COMMITMENTS

Lender	Revolving Loan Commitment	Swing Line Loan Commitment	Pro Rata Share
			(3 decimals)
Bank One, NA	$ 100,000,000	$10,000,000	100.000%

Schedule 6.3

OMNOVA Solutions Inc. – Good Standings

1.	All 50 States in the United States

Schedule 6.5

OMNOVA SOLUTIONS INC.

SUBSIDIARIES & INVESTMENTS*

Name	Business	% Owned	Date Acq’d/Created
Decorative Products Thailand, Inc., an Ohio corporation	1	100%	2/1/99
CPPC - Decorative Products Company Limited, a Thailand limited company	1	50.1%	5/17/99
Decorative Products (Singapore) Pte. Ltd., a Singapore limited company	1	50.1%	10/1/99
CG - OMNOVA Decorative Products (Shanghai) Co., Ltd. a Chinese wholly foreign owned enterprise	1	50.1%	6/15/00
OMNOVA Solutions do Brasil Ltd., a Brazilian limited liability partnership	1 & 2	100%	10/1/99
OMNOVA Wallcovering (USA), Inc., an Ohio corporation	1	100%	6/17/98
OMNOVA Wallcovering (UK) Limited, a United Kingdom limited company	1	100%	5/14/98
Muraspec SARL, a French societe a responsabilite limitee	1	100%	8/14/98
Muraspec Polska Sp. z.o.o., a Polish limited liability company	1	100%	8/14/98
Muraspec Dubai, an Emirate of Dubai limited liability company	1	49.0%	8/14/98
OMNOVA Solutions SARL, a French societe a responsabilite limitee	1	100%	9/30/99
OMNOVA Performance Chemicals (UK) Ltd., a United Kingdom limited company	2	100%	3/17/99
OMNOVA Solutions Performance Chemicals (Singapore) Pte. Ltd., a Singapore limited company	2	100%	4/22/99
OMNOVA Performance Chemicals Canada, a Canada corporation	2	100%	4/21/99
RohmNova LLC, a Delaware limited liability company	2	50%	5/1/02
Muraspec N.A. LLC, a Delaware limited liability company	1	50.1%	7/20/00
Muraspec N.A. of Canada Ltd., a Delaware corporation	1	50.0%	3/7/01
OMNOVA Foreign Sales Corp., a Virgin Islands Corporation	3	100%	10/1/99
OMNOVA Overseas, Inc., an Ohio corporation	3	100%	12/24/97
OMNOVA Receivables Corporation, an Ohio corporation	3	100%	4/24/00

*	The entities that are less than 100% owned are investments - some are joint ventures

1 - Decorative Products, 2 - Performance Chemicals, 3 - Other corporate purposes

Schedule 6.9

DEBT

1	Muraspec N.A., LLC	$1,475,000	*

*Note Owing to Third Party JV Partner – Brewster

Schedule 6.11 – OMNOVA Solutions Inc. and Domestic Subsidiaries

Real Estate; Leases; Liens

Entity	Chief Exec. Office or Principal Place of Business	Locations where assets are located or operations are conducted
OMNOVA Solutions Inc. State of Formation: Ohio Federal Taxpayer Identification No.: 34-1897652	175 Ghent Road Fairlawn, Ohio Summit County	1. Sand Run Road 10.293 Acres Vacant Land Fairlawn, Ohio Summit County (Owned)
Trade Names, etc., since 1/1/96: None		Vacant Land
2. 2990 Gilchrist Rd Akron, Ohio Summit County (Owned)
Corporate Technology Center
3. Skelton Road Akron, Ohio Summit County (Owned)
Corporate Technology Center
4. 83 Authority Drive and 119 Authority Drive Fitchburg, Massachusetts Worchester County (Owned)
Manufacturing Facility
5. 95 Hickory Drive Auburn, Pennsylvania Schuylkill County (Owned)
Manufacturing Facility
6. 1601 Highway 41 SW Calhoun, Georgia Gordon County (Owned)
Manufacturing Facility
7. 1476 J. A. Cochran Bypass Chester, South Carolina Chester County (Owned)
Manufacturing Facility
8. 133 Yorkville Road East Columbus, Mississippi Lowndes County (Owned)
Manufacturing Facility
9. Chambers Avenue Jeannette, Pennsylvania Westmoreland County (Owned)
Manufacturing Facility

Schedule 6.11 – OMNOVA Solutions Inc. and Domestic Subsidiaries

Real Estate; Leases; Liens

Entity	Chief Exec. Office or Principal Place of Business	Locations where assets are located or operations are conducted
OMNOVA Solutions Inc. (CONTINUED)	175 Ghent Road Fairlawn, Ohio Summit County	10. 165 South Cleveland Avenue Mogadore, Ohio Portage County (Owned)
Manufacturing Facility
11. 2011 Rocky River Road North Monroe, North Carolina Union County (Owned)
Manufacturing Facility
12. 1701 Cornell Road Green Bay, Wisconsin Brown County (Owned)
Design Center/Office
13. Wilson Street Warehouse Compartment Nos. 1 & 2 Chester, South Carolina Chester County (Leased)
Warehouse
14. 516 Main Street Apartment B Loveland, Ohio Hamilton County (Leased)
Sales Office
15. 3,000 RR Track Mogadore, Ohio Summit County (Leased)
Railroad Trackj
16. 2722 Chambers Drive Monroe, North Carolina Union County (Leased)
Warehouse
17. One Crown Point Center 2201 Coronation Boulevard Suite 190 Charlotte, North Carolina Mecklenburg County (Leased)
Sales Office
OMNOVA Solutions Inc. (CONTINUED)	175 Ghent Road Fairlawn, Ohio Summit County	18. 7403 East 6th Avenue Suite 4 Scottsdale, Arizona Maricopa County (Leased)
Sales Office

Schedule 6.11 – OMNOVA Solutions Inc. and Domestic Subsidiaries

Real Estate; Leases; Liens

Entity	Chief Exec. Office or Principal Place of Business	Locations where assets are located or operations are conducted
19. 235 Brickyard Road Dalton, Georgia Whitfield County (Leased)
Terminal
20. Chambers Avenue Adjacent to Mfg. Building Jeannette, Pennsylvania Westmoreland County (Leased)
Parking Lot
21. 1722 Indian Wood Circle, P.O. Box 637 Suite A Maurnee, Ohio Lucas County (Leased)
Sales Office
22. 2710 Chambers Drive Monroe, North Carolina Union County (Leased)
Warehouse
23. Lakeside Office Park 591 North Avenue Door 2 Wakefield, Massachusetts Middlesex County (Leased)
Sales Office
24. 393 Vinton Circle Tuscumbia, Alabama Colbert County (Leased)
Manufacturing
25. Capital Park East Building #5 428 McCormick Blvd Columbus, Ohio Franklin County (Leased)
Warehouse
26. Montville Office Park Condominiums Building N Unit 3 150 River Road Montville, New Jersey Morris County (Leased)
Sales Office
OMNOVA Solutions Inc. (CONTINUED)	175 Ghent Road Fairlawn, Ohio Summit County	27. 175 Ghent Road Fairlawn, Ohio Summit County (Leased)
Corporate Headquarters

Schedule 6.11 – OMNOVA Solutions Inc. and Domestic Subsidiaries

Real Estate; Leases; Liens

Entity	Chief Exec. Office or Principal Place of Business	Locations where assets are located or operations are conducted
28. 2405 Denton Drive Tuscumbia, Alabama 35674 (Leased)
Warehouse
29. 1354 Broadway - Room 2000 New York, New York 10018 (Leased)
Sales Office
30. 6008 HighPoint Road Greensboro, North Carolina 27409 (Leased)
Office/Lab
31. 1090 Jacoby Road Bldg. 5 King Arthurs Court Akron, Ohio (Leased)
Record Retention

-	Real estate owned/leased by Subsidiaries: None
-
-	Leases of real or personal property as lessor: None

Personal Property Leases

in Excess of $100,000 Annual Payments

Lease		Annual Amount

PHH Company Car Lease Program		$*

General American Tank Cars
Mogadore Facility	- * cars	$*
Greenbay Facility	- * cars	$*
Calhoun Facility	- * cars	$*

$*

Union Tank Car
Mogadore Facility	- * cars	$*
Greenbay Facility	- * cars	$*
Calhoun Facility	- * cars	$*

$*

* Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Schedule 6.12

Proprietary Rights

Exhibit 6.12 – Proprietary Rights

Part A1 (Patents)

	Pat. No.	Appl. No.	Title
U.S.
	4515744	06/518247	Vinyl Chloride Polymer Laminate
	4603074	06/736731	Vinyl Chloride Polymer Laminate
	4788008	07/034976	Flame Retardant Vinylldene Chloride Latexes and Coatings Thereof
	5721309	08/710693	Aqueous Coating for Vinyl Chloride Polymer Substrate
	5318832	07/969893	An Anti-Fracture, Water Resistant, Masonry-Bondable Membrane
	5481838	08/177057	An Anti-Fracture, Water Resistant, Masonry-Bondable Membrane
	5595625	08/517784	Method of Manufacturing an Anti-Fracture, Water Resistant, Masonry-Bondable Membrane
	5364681	08/013911	Acoustic Lamina Wall Covering
	6681408	08/670971	Acoustic Lamina Wall Covering
	6238789	08/216221	Breathable Wallcovering
	5876551	08/937429	Breathable Wallcovering
	5483890	08/404220	Direct Applied Embossing Casting Methods
	5467708	08/404857	Direct Applied Embossing Casting Method
	5554331	08/428614	Method of Making a Large Decorative Panel
	6034005	08/945544	Non-Woven Fabric of Non-Cellulose Fibers and a Method of Manufacture
	6372675	09/367123	Non-Woven Fabric of Non-Cellulose Fibers Having Improved Water Tensile Properties
	5824610	08/844894	Non-Woven Fabric of Non-Cellulose Fibers Having Improved Water Tensile Properties
	5914173	08/744343	Embossed, Waterproof Lining and Method of Making the Same
	6187244	09/246493	Embossed, Waterproof Lining and Method of Making Same
	6352760	09/696418	Embossed, Waterproof Lining and Method of Making the Same
	4619665	06/710745	Sheet Containing Heat Transferable Dye and Selective Blocking Agent for Heat Transfer Printing
	4816314	06/915644	Release Medium for Use in the Production of Abrasion-Resistant Decorative Laminates and a Method for the Production of Abrasion-Resistant Decorative
	6414070	09/521457	Flame Resistant Polyolefin Compositions Containing Organically Modified Clay
	5950533	08/966669	Method and Apparatus for Treating Embossed Webs to Provide a Shadow Effect and Embossed Web with a Shadow Effect
	6033737	09/022796	Embossable Water-Based Vinyl Chloride Polymer Laminate
	6180243	09/429757	Embossable Water-Based Vinyl Chloride Polymer Laminate
	6423418	09/244711	Easily Cleanable Polymer Laminates
	4601935	06/730810	EPDM Laminate
	4827686	07/093875	Coated Roofing Membrane

Exhibit 6.12 – Proprietary Rights

Part A1 (Patents)

Pat. No.	Appl. No.	Title
4885887	07/359825	Apparatus and Method for Securing an Outer Roofing Membrane to an Insulated Roof Deck
6055786	08/655176	Heat Weld Indicator for Thermoplastic Roofing Membrane
4834828	07/044331	Machine for Welding Roof Membranes
5593748	08/353735	Reinforced Tape Strip for Perimeter Securement of a Membrane Roof and Method of Attaching
5772816	08/449459	Reinforced Tape Strip for Perimeter Securement of a Membrane Roof and Method of Attaching
5935367	08/803356	Dual-Weld Roof Membrane Welding Apparatus and Method of Using Same
6187122	09/203702	Dual-Weld Roof Membrane Welding Apparatus and Method of Using Same
6004645	08/706027	Single-Ply Membrane Roofing System
6238502	09/140160	Single-Ply Membrane Roofing System
6093354	09/203165	Method of Continuously Curing a Sheet Formed of EPDM Material
6291542	09/197742	Method and Apparatus for Selectively Curing a Sheet of EPDM Material
6253528	09/196850	Apparatus for Applying TPO Adhesive to a Single-Ply Roofing Membrane
6394166	09/735269	Apparatus for Applying TPOAdhesive to a Single-Ply Roofing Membrane
6537402	09/916155	Membrane Welding Apparatus Including a Visual Seam Marker
6436540	09/507775	Co-Mingled Polyurethane-Polyvinyl Esler Polymer Compositions and Process for Forming the Same
4515710	06/597149	In-Mold Coating Composition
4596617	06/615880	Carpet Tiles
4634730	06/803185	Carpet Tiles
4808660	07/026249	Latex Containing Copolymers
5166259	07/628269	Latex Containing Copolymers Having a Plurality of Activatable Functional Ester Groups Therein
5084353	07/351353	Thermosetting In-Mold Coating Compositions
5359002	08/120702	Epoxy Polyacrylate with OH- or Amide-Containing Monomer
5391398	08/257760	In-Mold Coating with Epoxy Acrylate and OH- or Amide-Containing Monomer
5132052	07/872510	Fast Cure In-Mold Coating
6362798	08/036300	Low Formaldehyde Latex Binder
6614681	08/544743	Conductive Gray In-Mold Coating
5326853	08/122821	Low Formaldehyde, High Gel Fraction Latex Binder
5494963	08/368526	Low Formaldehyde, High Gel Fraction Latex Binder
6523345	08/201824	Latex Binder Compositions

Exhibit 6.12 – Proprietary Rights

Part A1 (Patents)

Pat. No.	Appl. No.	Title

5623015	08/628216	Latex Binder Compositions
5770303	08/583260	Occluded Composite-Particle Latex
5568672	08/438117	In-Mold Coating Composition
5726259	08/679544	Bimodal Latex Binder
5693732	08/584573	Latex Binder for Paper Coating Formulations Having Improved Strength and Blister Resistance
6127455	08/837142	Process of Forming a Seed Polymer
5777053	08/785514	In-Mold Coating Composition Suitable as is for an End Use Application
6383651	09/384464	Polyester with Partially Fluorinated Side Chains
6111007	09/076943	Process for Forming Functionalized EPM or EPDM Latex Composition
4559374	06/652042	Continuous Emulsion Polymerization Process for Preparation of Flame-Retardant Latex
6162848	09/032667	Carpet Latex Compound
8303000	09/143556	Paper Making Process Utilizing a Reactive Cationic Starch Composition
6103308	09/065266	Paper Coating Lubricant
6162771	09/345285	Paper Coating Lubricant
4396391	06/393640	Treating Cellulose Textile Fabrics with Dimenthylol Dihydroxy Ethyleneuree-Polyol
4656296	06/500283	Novel Compounds and Their Use as Insolubilizers for Binders for Paper Coating Compositions
4537634	06/667716	Compounds and Their Use as Insolubilizers for Binders for Paper Coating Compositions
4547580	06/667717	Dioxane Compounds and Their Use as Insolubilizers for Binders for Paper Coating Compositions
4455416	06/513620	Cyclic Urea/Glyoxal/Polyol Condensates and Their Use in Treating Textile Fabrics and Paper
4625029	06/711105	Novel Cyclic Ureas
4505712	06/579517	Cyclic Urea/Glyoxal/Polyol Condensates and Their Use in Treating Textile Fabrics and Paper
4616057	06/753686	Polymer Emulsion Containing an Interpenetrating Polymer Network
4883165	06/902698	Binder for Fibers or Fabrics
5177128	07/306491	Paper Coating Composition
4686260	06/934796	Printing Ink Composition
5190997	07/305174	Adhesive Compositions
4906299	07/250629	Lubricating Insolubilizer for Paper Coating Composition
5032683	07/371612	Glyoxal Modified Aqueous Starch Dispersion and Method
5116890	07/718500	Non-Formaldahyde Self-Crosslinking Latex

Exhibit 6.12 – Proprietary Rights

Part A1 (Patents)

Pat. No.		Appl. No.	Title

5147908		07/587012	Cationic Polyvinyl Alcohol Binder Additive

5288030		07/856361	Paper Coating Composition Containing a Zirconlium Chelate Insolubilizer

5352372		08/012229	Textile Resins with Reduced Free Formaldehyde

5354803		08/038021	Polyvinyl Alcohol Graft Copolymer Non-Woven Binder Emulsion

5292363		08/016663	Papermaking Composition, Process Using Same, and Paper Produced Therefrom

5296024		07/748098	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom

5393334		08/213264	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom

5417753		08/193553	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom

5478387		08/229488	Opacifying Composition for Paper

5492600		08/438750	Method of Enhancing the Opacity of Paper and Paper Produce Thereof

5488139		08/265402	Paper Opacifying Composition

5498316		08/439950	Method of Modifying the Opacity of Paper and Paper Produced Thereby

5667638		08/722777	Method of Enhancing the Opacity of Printing Papers and Paper Produced Thereof

5472486		08/300175	Modified Opacifying Composition for Paper

5494555		08/440245	Method of Modifying the Opacity of Paper and Paper Produced Therefrom

5591489		08/434600	Process for Surface Sizing Paper or Paperboard

5795932		08/399894	Surface Sizing Composition

6184287		09/237512	Polymeric Latexes with High Multivalent-Ion Stability

6365647		09/724223	Polymeric Latexes with High Multivalent-Ion Stability

6488764		09/950756	Cement Composition with Polymeric Latexes Prepared in the Presence of Amps Seed

6127476		09/236709	Aqueous Rubber Adhesive Composition

6337359		09/368555	Latex Binder for Non-Woven Fibers and Article Made Therewith

6425978		08/921241	Latex Binder for Non-Woven Fibers and Article Made Therewith

6403760		09/473518	Monohydric Polyfluorooxetane Polymer and Radiation Curable Coatings Containing a Monofunctional Polyfluorooxetane Polymer

6432269		09/592083	Opacifier for Alkaline Paper

6419791		09/592104	A Novel Amino Eater That Imparts Optical Properties when Added to Paper

6465565		09/810743	Anionic Waterborne Polyurethane Dispersion Containing Polyfluorooxetanes

6485588		09/833383	Anionic Waterborne Polyurethane Dispersions Containing Polyfluorooxetanes

6628130		09/961845	Polymerization of Silicone in a Surfactant Medium

5539077	(*)	08/360692	Resin Composition

5830978	(*)	08/420358	Resin Composition

*  Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 6.12 – Proprietary Rights

Part A1 (Patents)

	Pat. No.	Appl. No.	Title
	5665851 (*)	08/517568	Aminoplastic Resins and Their Use as a Crosslinking Agent for Cellulose
	5691428 (*)	08/807253	Resin Composition
	5739260 (*)	08/693891	Hydrophobically Modified Resin Composition for Graphics Applications
	6201095 (*)	09/338219	Color improvement of DME-Malamine Resins

	5807977 (AO)	08/371914	Polymers & Prepolymers from Mono-Substituted Fluorinated Oxetane Monomers
	5668251 (AO)	08/539405	Preparation of Coprepolymers from Mono-Substituted Fluorinated Monomers & Tetrahydrofuran

	5650483 (AO)	08/539555	Preparation of Mono-Substituted Fluorinated Oxetane Prepolymers
	5703194 (AO)	08/483220	Mono-Substituted Fluorinated Oxetane Monomers & Prepolymers & Methods of Preparation & Polymerization to Produce...
	6448368 (AO)	09/521263	Polymers & Prepolymers formed from Mono-Substituted Fluorinated Oxetane Monomers
	6380361 (AO)	09/521258	Copolymers & Coprepolymers formed from Mono-Substituted Fluorinated Oxetane Monomers
	6417314 (AO)	09/520815	Fluorinated Polyurethane Elastomers Prepared from Polyether Prepolymers formed from Mono-Substituted Fluorinated Oxetane Monomers
	6037483 (AO)	08/477168	Solvent-Free Process for the Preparation of Mono-Substituted Fluorinated Oxetane Monomers
	5668250 (AO)	08/483219	Polyether Coprepolymers formed from Mono-Substituted Fluorinated Oxetane Monomers and THF
	5654450 (AO)	08/539696	Monomers Mono-Substituted Fluorinated Oxetane
	6479623 (AO)	09/615160	Amorphous Polyether Glycols Based On Bia-Substituted Oxetane Monomers

Australia
	561967	57832/86	Vinyl Chloride Polymer Laminate
	601156	60016/86	Polymer Emulsion Containing an interpenetrating Polymer Network
	687770	57294/94	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom

Austria
	395550	A1343/86	Vinyl Chloride Polymer Laminate
	EP0740685	94903301.3	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom
	EP0217668	95911646.8	Paper Opacifier

Belgium
	904800	216688	Vinyl Chloride Polymer Laminate
	EP0644294	94306800.7	Low-Formaldehyde, High Gel, Fraction Latex Binder

*  Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 6.12 – Proprietary Rights

Part A1 (Patents)

	Pat. No.	Appl. No.	Title

	EP0209325	86305316.1	Polymer Emulsion Containing an Interpenetrating Polymer Network

	EP0562821	93302195.8	Paper Coating Composition Containing a Zirconium Chelate Insolubilizer

	EP0740686	94903301.3	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom

	EP0750701	95911646.8	Paper Opacifier

	EP0854157	98300272.6	In-Mold Coating Compositions, Their Preparation and Use

Brazil

	PI9507408-2	PI9507408-2	Paper Opacifier

	PI9307902-8	PI9307902-8	Papermaking Compositions, Process of Using Same, and Paper Produced Therefrom

Canada

	1197435	368130	Polydiane Poly Alkylene Oxide Block Copolymers and Their Use as Alcohol Hydrocarbon Dispersants

	1148420	370377	Method for Treating Polyurethane Foam

	1188429	408586	In-Mold Coating

	1178739	440592	Polyarride Copolymer Consisting of a Lactam and a Graft Copolymer of Malelc Anhydride on a Diene Polymer Base

	1219693	466081	In-Mold Coating Composition

	1235364	504708	EPDM Laminate

	1237955	501802	Vinyl Chloride Polymer Laminate

	1280184	484232	Continuous Emulsion Polymerization Process for Preparation of Flame-Retardent Latex

	1224456	458863	Cyclic Urea/Glyoxal/Polyol Condensates and Their Use in Treating Textile Fabrics and Paper…

	1298455	513412	Polymer Emulsion Containing an interpenetrating Polymer Network

	1339333	811053	Thermosetting In-Mold Coating Compositions

	2030312	2030312	In-Mold Coating Composition

	2049896	2049895	Fast Cure In-Mold Coating

	2224779	2224779	In-Mold Coating Composition Suitable as is for an End Use Application

	2279913	2279913	Non-Woven Fabric of Non-Cellulose Fibers Having Improved Wet Tensile Strength

China
	72348	95192762.0	Paper Opacifier

Denmark
	163488	2368/86	Vinyl Chloride Polymer Laminate

Exhibit 6.12 – Proprietary Rights

Part A1 (Patents)

	Pat. No.	Appl. No.	Title
	EP 0740686	94903301.3	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom
Finland
	81525	862160	Vinyl Chloride Polymer Laminate
	90880	862906	Polymer Emulsion Containing an Interpenetrating Polymer Network
France
	8214270	8214270	In-Mold Coating
	8416659	84.16659	In-Mold Coating Composition
	8607187	8607184	Vinyl Chloride Polymer Laminate
	EP0398837	89311183.1	Thermosetting In-Mold Coating Composition
	EP0461320	90314064.8	In-Mold Coating Composition
	EP0504528	91310821.3	Fast Cure In-Mold Coating
	EP0622386	94302847.2	Conductive Gray In-Mold Coating
	EP0644294	94308800.7	Low-Formaldehyde, High Gel, Fraction Latex Binder
	EP0209325	88305316.1	Polymer Emulsion Containing an interpenetrating Polymer Network
	EP0582821	93302195.8	Paper Coating Composition Containing a Zirconium Chelate insolubilizer
	EP0740686	94903301.3	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom
	EP0750701	95911646.8	Paper Opacifier
	EP0854157	98300272.6	In-Mold Coating Compositions, Their Preparation and Use
	2894297(AO)	9308517	Preparation and Polymerization of Perfluorozlkoxy Alkyleneoxides to Prepare Hydrophobic Polyethers
Germany
	69007282.1	90314064.8	In-Mold Coating Composition
	89106689.2	91310821.3	Fast Cure In-Mold Coating
	69408195.7	94302847.2	Conductive Gray In-Mold Coating
	69417976.0	94306800.7	Low-Formaldehyde, High Gel, Fraction Latex Binder
	P3486082.2	84304778.8	Cyclic Uroa/Glyoxal/Polyol Condensates and Their Use in Treating Textile Fabrics and Paper
	P3684374.1	86305316.1	Polymer Emulsion Containing an Interpenetrating Polymer Network
	69300788.5	93302195.8	Paper Coating Composition Containing a Zirconium Chelate insolublizer
	69327853.6	94903301.3	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom
	69526729.9	95911648.8	Paper Opacifier
	3229292.9	3229292	In-Mold Coating
	3614099	P3614099.6	Vinyl Chloride Polymer Laminate
	68915158.8	89311183.1	Thermosetting In-Mold Coating Compositions
	69806420.8	98300272.6	In-Mold Coating Compositions, Their Preparation and Use
Great Britain
	2108987	82.22414	In-Mold Coating
	2156835	84.29472	In-Mold Coating Composition
	2175225	86.10784	Vinyl Chloride Polymer Laminate
	EP0396837	89311183.1	Thermosetting In-Mold Coating Compositions
	EP0461320	90314064.8	In-Mold Coating Composition
	EP0604528	91310821.3	Fast Cure In-Mold Coating
	EP0622386	94302847.2	Conductive Gray In-Mold Coating
	EP0644294	94306800.7	Low-Formaldehyde, High Gel, Fraction Latex Binder
	EP0854157	98300272.6	In-Mold Coating Compositions, Their Preparation and Use
	EP0209325	86305316.1	Polymer Emulsion Containing an Interpenetrating Polymer Network
	EP0582821	93302195.8	Paper Coating Composition Containing a Zirconium Chelate insolublizer
	EP0740686	94903301.3	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom
	2269816(AO)	9314107.5	Preparation and Polymerization of Perfluorozlkoxy Alkyleneoxides to Prepare Hydrophobic Polyethers
Hong Kong
	0890963	8610784	Vinyl Chloride Polymer Laminate
Italy
	1195951	23106A/82	In-Mold Coating
	1177332	23752A/84	In-Mold Coating Composition
	1190511	47856A/86	Vinyl Chloride Polymer Laminate
	EP0396837	89311183.1	Thermosetting In-Mold Coating Compositions
	EP0461320	90314064.8	In-Mold Coating Composition
	EP0504528	91310821.3	Fast Cure In-Mold Coating
	EP0854157	98300272.6	In-Mold Coating Compositions, Their Preparation and Use
	EP0209325	86305316.1	Polymer Emulsion Containing an Interpenetrating Polymer Network
	EP0582821	93302195.8	Paper Coating Composition Containing a Zirconium Chelate insolublizer
	EP0740886	94903301.3	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom
	EP0750701	95911646.8	Paper Opacifier
Japan
	1555181	233366/84	In-Mold Coating Composition
	1844488	105048/86	Vinyl Chloride Polymer Laminate
	2699057	248888/94	Low-Formaldehyde, High Gel, Fraction Latex Binder
	2864369	194092/86	Bimodal Latex Binder
	2975583	21517/98	In-Mold Coating Composition Suitable as is for an End Use Application
	3336427(AO)	5-170179	Hydroxy-Terminated Prepolymer and Parfluorinated Alkoxy Oxetane Monomer
Korea, South
	32827	1986-3962	Vinyl Chloride Polymer Laminate
	69714	1989-13308	Thermosetting In-Mold Coating Compositions
	71389	1990-19199	In-Mold Coating Composition
	138483	1994-8878	Conductive Gray In-Mold Coating
	189212	1996-27243	Bimodal Latex Binder
	275014	1998-1318	In-Mold Coating Composition Suitable as is for an End Use Application
	365544	1998-7007139	Non-Woven Fabric of Non-Cellulose Fibers Having Improved Water Tensile Properties
Mexico
	166541	17683	Thermosetting In-Mold Coating Compositions
	174482	23636	In-Mold Coating Composition
	173076	24681	Embossing Apparatus
	179116	9101124	Fast Cure In-Mold Coating
	191375	9402772	Conductive Gray In-Mold Coating
	200707	9710292	In-Mold Coating Composition Suitable as is for an End Use Application
	188915	9400286	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom
	198171(*)	974208	Binder Composition comprising Amine Polyol Reaction Product
Netherlands
	189010	8601245	Vinyl Chloride Polymer Laminate
	EP0854167	98300272.6	In-Mold Coating Compositions, Their Preparation and Use
	EP0209325	86305316.1	Polymer Emulsion Containing an Interpenetrating Polymer Network
	EP0740686	94903301.3	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom
	EP0750701	95911646.8	Paper Opacifier
New Zealand
	216744	216744	Polymer Emulsion Containing an Interpenetrating Polymer Network
Norway
	170619	861788	Vinyl Chloride Polymer Laminate
Philippines
	22152	33754	Vinyl Chloride Polymer Laminate
Poland
	173519	P314618	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom
South Africa
	86/3067	86/3067	Vinyl Chloride Polymer Laminate
	93/9583	93/9583	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom
Spain
	2000477	8600193.0	Polymer Emulsion Containing an Interpenetrating Polymer Network
	EP0740686	94903301.3	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom
	EP0750701	95911646.8	Paper Opacifier
Sweden
	8204737-4	8204737-4	In-Mold Coating
	8405324-8	8405324-8	In-Mold Coating Composition
	EP0396837	89311183.1	Thermosetting In-Mold Coating Compositions
	EP0461320	90314064.8	In-Mold Coating Composition
	EP0504528	91310821.3	Fast Cure In-Mold Coating
	EP0854157	98300272.6	In-Mold Coating Compositions, Their Preparation and Use

*  Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 6.12 – Proprietary Rights

Part A1 (Patents)

	Pat. No.	Appl. No.	Title

	EP0209325	86305316.1	Polymer Emulsion Containing an interpenetrating Polymer Network

	EP0562821	93302195.8	Paper Coating Composition Containing a Zirconium Chelate Insolubilizer

	EP0740686	94903301.3	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom

Switzerland
	671786	2033/86-8	Vinyl Chloride Polymer Laminate
	EP0740686	94903301.3	Papermaking Compositions, Process Using Same, and Paper Produced Therefrom
	EP0750701	95911646.8	Paper Opacifier

Taiwan
	41684	75103895	Polymer Emulsion Containing an interpenetrating Polymer Network
	69639(AO)	82108480	Preparation and Polymertzation of Pertiuoroalkoxy Alkyleneoxides to Prepare Hydrophobic Polyethers

Thailand
	3054	4482	Vinyl Chloride Polymer Laminate

Exhibit 6.12 – Proprietary Rights

Part A2 (Patent Applications)

	Appl. No.	Title
U.S.
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*

* Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 6.12 – Proprietary Rights

Part A2 (Patent Applications)

	Appl. No.	Title
Brazil
	*	*
	*	*
	*	*
	*	*
Canada
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*

* Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 6.12 – Proprietary Rights

Part A2 (Patent Applications)

	Appl. No.	Title
China
	*	*
European Community
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*

* Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 6.12 – Proprietary Rights

Part A2 (Patent Applications)

	Appl. No.	Title
Finland
	*	*
	*	*
Germany
	*	*
Japan
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*

* Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 6.12 – Proprietary Rights

Part A2 (Patent Applications)

	Appl. No.	Title
Korea, South
	*	*
	*	*
	*	*
	*	*
Mexico
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
Norway
	*	*
Patent Cooperation Treaty
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
Poland
	*	*
	*	*

*	Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 6.12 – Proprietary Rights

Part A2 (Patent Applications)

	Appl. No.	Title
Taiwan
	*	*
Thailand
	*	*

* Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 6.12 – Proprietary Rights

Part B1 (Registered Trademarks)

MARK	REG. NO.	APPL. NO.

U.S.
ACRYGEN	2515326	76/250622
ACRYPRINT	2495036	75/898927
BAROQUE	2050123	74/826874
BASELINER	1820693	74/204693
BOLTA	1996989	74/727816
BOLTA TEX + Des.	1082744	73/115462
BOLTAFLEX	1942391	74/575650
BOLTASPORT	2158814	75/279616
BOLTAWALL	2029040	75/078490
BRIDGEALL	1344754	73/494787
BRIO	2464665	75/898931
CACHE	2480888	75/905923
CHATEAU	2013790	75/029925
COL-O-VIN	415854	71/465411
CONLEX	1046593	73/069873
DECOTONE	1365543	73/519284
DIVERSIWALL	1628422	74/037683
DIVERSIWALL	2119228	75/144150
DURAGEN	768931	72/172058
DURATOUCH	2355966	75/469157
DYNAMIC FINISHES	1949716	74/583539
ELASTOTHERM	846852	72/227740
ELASTOVIN	965835	72/418036
EPIC	1523637	73/734018
FLEXAMIDE	1759329	74/294457
FOUNDATIONS	1849414	74/395974
FRAMEWORKS	2148074	74/730713
GEN CORP + Des.	1343678	73/463434
GEN CORP + Des.	1344521	73/463282
GEN CORP + Des.	1343680	73/466795
GEN-LITE	1518909	73/728071
GEN-TEX	1420205	73/577422
GENCAL	2449560	75/482631
GENCORP	2225542	75/392442
GENCRYL	2109969	75/121514
GENFAST	2126020	74/712834
GENFAST	2151447	75/186227
GENFILM	2233662	76/369416
GENFLEX ROOFING SYSTEMS	2642258	76/282737
GENFLO	754383	72/153169

Exhibit 6.12 – Proprietary Rights

Part B1 (Registered Trademarks)

MARK	REG. NO.	APPL. NO.
GENGLAZE	2311840	75/835289
GENGLAZE	1119462	73/159884
GENON + Des.	861604	72/288509
GENON	1327000	73/448742
GENTAC	595044	71/640622
GUARD	735229	72/129917
HIPOFOAM	1521423	73/732186
IMPREGNOLE	1068808	73/098871
LANARK + Des.	1819051	74/397356
LANARK + Des.	2673917	76/178487
LIFELINES	1904522	74/546783
LYTRON	557192	71/589032
MEGATRENDS	1802177	74/185932
MEMERASE	2497068	75/872620
MEMERASE	2505564	78/059323
ML	1721941	74/222372
MOR-GLO	1485784	73/639249
MOR-SHINE	1719779	74/236780
MYKON	2081460	75/144539
MYKOSIL	2576657	76/053570
MYKOSOFT	2576658	76/053645
NAUTOLEX	680548	72/058092
NM	1729349	74/219856
NORANE	707956	72/080383
OMNABLOC	2531427	76/009456
OMNATUF	2548368	76/054265
OVERTONES	1897034	74/450081
PERMAFRESH	383847	71/408866
PERMAFRESH	707071	72/080373
PERMAFRESH	716680	72/080375
PERMAFRESH	729931	72/046674
PERMAFRESH	759842	72/080372
PERMALOFT	1514214	73/725676
PREFIXX + Des.	1419651	73/568587
PREFIXX + Des.	1492297	73/686897
PREVAILL	1692840	74/115081
PREVAILL AK	2086516	75/053744
PREVAILL II	2159629	75/168709
PRIME LINER	1823823	74/203880
PRYM	862232	72/289043
PRYM	1061964	73/098870

Exhibit 6.12 – Proprietary Rights

Part B1 (Registered Trademarks)

MARK	REG. NO.	APPL. NO.
REACTOPAQUE	1895768	74/413832
RENCOTE	967373	72/418038
RENDURA	958808	72/418037
RENDURA ST	2102152	75/061895
RENEER	815257	72/224999
SECOAT	2054217	75/001580
SECRYL	1749160	74/194864
SEQUABOND	1518601	73/721583
SEQUABOND	1590395	73/821597
SEQUABOND	2659474	78/060533
SEQUAFLOW	1823518	74/182479
SEQUALINK	1512242	73/694448
SEQUALINK	1800355	74/326280
SEQUAPEL	1509715	73/692695
SEQUAREZ	1955364	74/515212
SEQUAWET	2082533	75/112398
SEQUEX	1510567	73/694530
SMOOTH WALL	1133670	73/161204
STYLECOAT	2476685	75/898928
SULFANOLE	1070476	73/098869
SUN-KEM	813254	72/133100
SUNBOND	1267517	73/406308
SUNCRYL	1246705	73/343213
SUNKEM	843933	72/251754
SUNKEM	846578	72/251753
SUNKOTE	1120795	73/157100
SUNREZ	900544	72/322629
SUNSIZE	900543	72/322628
TELAGEN	770959	72/172059
TOLEX	418493	71/487811
TOLEX	2194826	75/245995
UNIQ-PRINT	2005127	74/815006
VELVIN	875125	72/051343
WALL TEXTURES	2056475	75/067025
WALL-TEX	815736	72/233776
WALL-TEX SAMPLER	1371476	73/498477
WEBCORE	1584681	73/808935
WIDE APPEAL	1581679	73/769352
XCAPE	2714072	75/114013
XQUEST	2125918	74/556032

Exhibit 6.12 – Proprietary Rights

Part B1 (Registered Trademarks)

MARK	REG. NO.	APPL. NO.
Mark in the process of being assigned to Blue Mountain Wallcoverings pursuant to prior asset purchase agreement.
ESSEX + Des.	1224376	73/347575

Marks being dropped, not yet abandoned in PTO records.
APPLE CREEK	2151459	75/196992
ASTORIA COURT	2126148	75/067068
CAYMAN COLLECTION	2120105	75/270979
CELEBRATING TRADITION	2154336	75/231847
COFFEE’S ON	2114769	75/110849
CROSS COUNTRY	2153102	75/186231
FRESH STARTS + Des.	1374003	73/532880
GARDEN GIFTS	1868918	74/426206
HALLS AND ALL	1809333	74/372648
INSPIRED BY TRADITION	2122348	75/110258
KITCHEN & BATH CATALOG	1466797	73/617241
KITCHEN & BATH COMPATIBLES	2319699	75/316195
KITCHEN & BATH DELIGHTS + Des.	1480881	73/674274
KITCHEN & BATH SELECTIONS	2050040	74/674133
KITCHEN & BATH SETTINGS + Des.	1317115	73/440528
MARKET BASKET	2062338	75/067067
MARKET SQUARE	1768131	74/203882
SOMERSWORTH INN	2100420	75/141936
SUBTLE TONES	1832297	74/365957
SURFACE STATEMENTS	1768130	74/203878
TIME & AGAIN	2116930	75/110259
TOWN SQUARE	2093715	75/109005
GLASSCLEAR	957163	72/416123
KITCHEN & BATH STYLE	1525886	73/736854
PYRO-GEN	1244654	73/352491
PYRO-GEN	1555919	73/769345
SUNSTYLE	1547379	73/745551
WARCO + Des.	307759	71/338918
WARCOFIX + Des.	442778	71/515138
WARCOFLEX	813278	72/222430
WARCONYL + Des.	510764	71/561350

ARGENTINA
GUARD	1099094	1938004
PREFIXX	1361127	1562103
SATINESQUE	1429260	851772
SUN-KEM	858771	1020895

AUSTRALIA
BOLTA	A155174
BOLTAFLEX	A173656

Exhibit 6.12 – Proprietary Rights

Part B1 (Registered Trademarks)

MARK	REG. NO.	APPL.NO.
DIVERSIWALL	A551044	551044
ESSEX & DEVICE	A531744	531744
GENON	432498	432498
LANARK	B563946	563946
NAUTOLEX	A170547
PREFIXX	B445506	445506
RENEER	A282492	282492
SATINESQUE	B235342	235342
SATINESQUE	B235343	235343
TOWER	A563944	563944
WALL-TEX	283631	283631

AUSTRIA
BOLTA	42217
GUARD	87432	AM2623/77
NAUTOLEX	49207

BAHRAIN
NAUTOLEX	19483	1391/95
PREFIXX	19484	1392/95

BENELUX
BOLTA	64598
BOLTAFLEX	64600
LANARK	610507	891939
LYTRON	37652	5460
NAUTOLEX	29110
PREFIXX	428593	55883
SATINESQUE	108244	589782
WALL-TEX	106797	588069

BOPHUTHATSWANA
COL-O-VIN	84/4300
GUARD	B69/4301
LYTRON	2010	2010
SATINESQUE	B69/4304
WALL-O-VIN	69/4305

BRAZIL
PERMAFRESH	1232/0720070	10534-79
PREFIXX	812875370	812875370
SATINESQUE	1232/06329-48	008470/M-75
WALL-TEX	750084715	008471/M-75

Exhibit 6.12 – Proprietary Rights

Part B1 (Registered Trademarks)

MARK	REG. NO.	APPL. NO.

CANADA
BOLTA	459809	782369
BOLTAFLEX	120677	257593
BOLTASPORT	548198	882520
CONLEX	217742	391569
DESIGN DIMENSIONS	398070	673088
DESIGN (RENEER)	279077	489112
DIVERSIWALL	394341	676389
ELASTOTHERM	287514	503511
ELASTOVIN	201208	369900
ESSEX	320335	646675
GEN-GLAZE	297780	487179
GLASSCLEAR	198519	365619
GUARD	205673	374291
IMPREGNOLE	1303	162517
LYTRON	104005	231401
ML	470990	805669
MOR-GLO	477474	805670
MYKON	565317	820650
NAUTOLEX	122815	258847
NEW HORIZONS + Des.	297801	499431
NORANE	39016	210356
PERMAFRESH	549759	820646
PREFIXX	350779	591090
PRYM	487295	820219
REACTOPAQUE	477266	815638
RENDURA	198671	365620
RENEER	153544	302599
SATINESQUE	229312	409893
SEQUABOND	517046	815637
SEQUALINK	517619	815638
SEQUAPEL	517045	815635
SEQUASOFT	521601	820220
SUNKOTE	379858	596989
VELVIN	122237	258848
WALL-TEX	178085	333729
WEBCORE	387098	655063

CHILE
BOLTA	255994	66315
BOLTAFLEX	258144

Exhibit 6.12 – Proprietary Rights

Part B1 (Registered Trademarks)

MARK	REG. NO.	APPL. NO.
WALL-TEX	374296	73743

CHINA
OMNOVA	1716637	2000188876
OMNOVA	1746156	2000188877
OMNOVA (kanji)	1716636	2000188878
OMNOVA (kanji)	1746154	2000188879
OMNOVA SOLUTIONS	1751952	2000188880
OMNOVA SOLUTIONS	1746156	2000188881
PERMAFRESH	836152	94086784

COLUMBIA
PREFIXX	161970	261774

EUROPEAN COMMUNITY
NORANE	280719	280719
PERMAFRESH	000280826	280826
REACTOPAQUE	280750	280750
SEQUABOND	280636	280636
SEQUALINK	280768	280768
SEQUAPEL	000291864	291864
SEQUAREZ	280578	280578
SUNCRYL	280586	280586
SUNKEM	29174	291724
SUNREZ	280503	280503
SUNSIZE	280800	280800
UNIQ-PRINT	280792	280792

DENMARK
BOLTAFLEX	994/59
LYTRON	3184	7599/86
NAUTOLEX	2043/64
PREFIXX	385/88	3099/86

DOMINICAN REPUBLIC
BOLTAFLEX	10799

ECUADOR
GUARD	819/1974	2635-94
RENEER	1612/88	2518
WALL-TEX	820/1974	2834-94

FINLAND
GUARD	78819	1190/76

Exhibit 6.12 – Proprietary Rights

Part B1 (Registered Trademarks)

MARK	REG. NO.	APPL. NO.
NAUTOLEX	41029
RENEER	70404	4375/74
WALL-O-VIN	73518	1192/76

FRANCE
BOLTA	1245769
BOLTAFLEX	1245768
GEN-TAC	1071839	779677
GENON	1059801
GUARD	1344989	212604
LANARK	97681435	97/681435
LYTRON	1431345	883144
NAUTOLEX	1407281
NORANE	952595	72591
PREFIXX	1411229	796751
SATINESQUE	1421744
WALL-TEX	1310892

GERMANY
GUARD	958114	B55789/24WZ
LANARK	39717460	39717460.8
SATINESQUE	847541
GENON	1095341
NAUTOLEX	783348	G11 557/21WZ

GREAT BRITAIN
BOLTA	B788793
BOLTA	B1395681	1395681
BOLTA TEX	B1141135
BOLTA WALL	B1141136
BOLTAFLEX	788794
COACH	B1321465	1321485
CONLEX	1056185	1056185
DECORTEX	1278151
DIVERSIWALL	1459781	1459781
GEN-TAC	764791
GENON	1245663	1245663
LYTRON	751650	751650
NAUTOLEX	834488
PERMAFRESH	789334
PREFIXX	B1263517	1263517
PREFIXX	B1321178	1321178
RENEER	1043270

Exhibit 6.12 – Proprietary Rights

Part B1 (Registered Trademarks)

MARK	REG. NO.	APPL. NO.
SATINESQUE	926100
SUN-KEM	854526
TOLEX	644386
WALL-TEX	B1056462	1056462
WALL-TEX	B1571097	1571097

GREECE
BOLTAFLEX	124301	124301
NAUTOLEX	114670	114670
PREFIXX	124261	124261

HONG KONG
BOLTA	273
BOLTAFLEX	274
LANARK	5240/1998	9705825
NAUTOLEX	835/1997	9508447
PERMAFRESH	02605/1997	94/09128
PREFIXX	2284
XQUEST	10822/1998	97/00658

INDONESIA
GUARD	200663
REACTOPAQUE	392066	D96 16580
SATINESQUE	229613	3439/C-70
WALL-TEX	200358

IRELAND
WALL-TEX	70362

ISRAEL
BOLTA	17618
BOLTAFLEX	17619

ITALY
BOLTA	146221
BOLTAFLEX	369221
GENON	466543	35593C/85
GUARD	332400
LANARK	781907	RM97C002230
LYTRON	224522	22325C
NAUTOLEX	177575	62/270
PREFIXX	756605	34618C/86

Exhibit 6.12 – Proprietary Rights

Part B1 (Registered Trademarks)

MARK	REG. NO.	APPL. NO.

JAPAN
BOLTA	2054704	23767/1986
ESSEX	4186488	45454/98
GEN-GLAZE	1825525	739142
GENON	4121101	45451/96
LANARK	4186489	45455/96
REACTOPAQUE	4079579	8-70065
RENDURA	1778123	10623882
RENEER	1378303	137891/74
SUNKEM	1672658	53975/81
TOWER	4432788	45453/96

KOREA, SOUTH
LANARK	419997	9717692
PREFIXX	145482	11629/86

MACAO
PERMAFRESH	14078	14078

MALTA
NAUTOLEX	22498	22498

MALAWI
BOLTA	1812/1959
BOLTAFLEX	1813/1959

MEXICO
ACRYGEN	751389	548700
IMPREGNOLE	529925	269492
LYTRON	222424	133016
MYKON	554908	269491
NAUTOLEX	513266	248317
NORANE	529926	269493
PERMAFRESH	529928	269498
PREFIXX	331542
PREFIXX	513267	248318
PRYM	529927	269494
REACTOPAQUE	529924	269490
SEQUABOND	618012	269495
SEQUALINK	618011	489474
SEQUAPEL	618013	269497
SEQUASOFT	569108	269496

Exhibit 6.12 – Proprietary Rights

Part B1 (Registered Trademarks)

MARK	REG. NO.	APPL. NO.

MOROCCO
BOLTA	15123
BOLTAFLEX	15124
GEN-TAC	15256

NEW ZEALAND
DIVERSIWALL	208385	208385
LANARK	275598	275598
NAUTOLEX	251055	9808447
PREFIXX	251056	251058
SATINESQUE	B110805	B110805
WALL-TEX	110806	110806

NORWAY
NAUTOLEX	61613
PREFIXX	135349	B61961

PHILIPPINES
ESSEX	62086	89778
GENON	61576	89779
REACTOPAQUE	4-1996-1112173	110994

PORTUGAL
BOLTAFLEX	116684
NAUTOLEX	116341

SOUTH AFRICA
BOLTAFLEX	932/47
LYTRON	2010	2010

EL SALVADOR
BOLTAFLEX	6339

SINGAPORE
DIVERSIWALL	2598/91	S/2598/91
LANARK	T97/05574H	S/5574/97
NAUTOLEX	3867/93	S/3867/93
PREFIXX	S/B8028/89	B8028/89
WALL-TEX	72122	72122
XQUEST	S/1005/97	S/1005/97

SPAIN
BOLTA	339540
BOLTAFLEX	339541
GEN-FLO	439896

Exhibit 6.12 – Proprietary Rights

Part B1 (Registered Trademarks)

MARK	REG. NO.	APPL. NO.
GEN-TAC	1788891	1788891
LYTRON	320497	320497
NAUTOLEX	408674

SWEDEN
LYTRON	208523	5760
NAUTOLEX	107706
PREFIXX	207402	86-03803

SWITZERLAND
BOLTA	298877
BOLTAFLEX	174686
NAUTOLEX	192781
PREFIXX	352782	3011

TAIWAN
NAUTOLEX	810014	84-051356

THAILAND
BOLTAFLEX	23227	35246
LANARK	KOR74734	333291
OMNOVA SOLUTIONS INC.	KOR162654	441940
OMNOVA (Class 24)	KOR146025	443082
OMNOVA (Class 27)	KOR150890	443083
OMNOVA SOLUTIONS INC. + Des.	KOR146026	443084
OMNOVA (Thai)	KOR150689	443085
OMNOVA SOLUTIONS INC. + Des.	KOR160398	443086
OMNOVA SOLUTIONS INC. + Des.	KOR150688	443087
OMNOVA SOLUTIONS INC. (Thai)	KOR161007	441941

TRANSKEI
LYTRON	2010	2010

URUGUAY
BOLTA	159786	747709

VENEZUELA
DIVERSIWALL	F167170	23283-91
DIVERSIWALL	F167169	23283-91
LYTRON	67393	4795
PREFIXX	99307-P	7191-96

ZAMBIA
BOLTA	1812/59
BOLTAFLEX	1813/59

Exhibit 6.12 – Proprietary Rights

Part B2 (Applications to Register Trademarks)

MARK	APPL. NO.

U.S.
DIVERSIWALL + D Des.	76/401580
GENSPEC	76/506000
MEMERASE GRAPHWALL	76/401020
MEMERASE PROJECTIONS	76/401247
NOVABRITE	75/937897
NOVAJET	76/048067
OMNOVA SOLUTIONS INC. + Des.	76/036622
SURF(X)	76/364263
SURF(X) + Des.	76/477969
MEMERASE AESTHETICS	76/401236 (to be aban.)
MORSEAL	76/137846 (to be aban.)
(RO) ROHMNOVA	76/400634
(RO) ROHMNOVA + Des.	76/400633

BRAZIL
NAUTOLEX	818825170
(RO) ROHMNOVA	824966619
(RO) ROHMNOVA + Des.	824966600

CANADA
GENCRYL	873929
RECIPES
SURF(X)	1158750
SURF(X) + Des.	1166847
(RO) ROHMNOVA	1138973
(RO) ROHMNOVA + Des.	1138975

CHINA
ACRYGEN	3089307
(RO) ROHMNOVA	3249469
(RO) ROHMNOVA + Des.	3249488

EUROPEAN COMMUNITY (CTM)
(RO) ROHMNOVA	002878324
(RO) ROHMNOVA + Des.	002876658

GREAT BRITAIN
GUARD	2271441

Exhibit 6.12 – Proprietary Rights

Part B2 (Applications to Register Trademarks)

MARK	APPL. NO.

INDONESIA
(RO) ROHMNOVA	TBD
(RO) ROHMNOVA + Des.	TBD

JAPAN
PREFIXX	94331/96
(RO) ROHMNOVA	8614/2002
(RO) ROHMNOVA + Des.	37210/2002

KOREA, SOUTH
(RO) ROHMNOVA	2002-24769
(RO) ROHMNOVA + Des.	2002-24770

MALAYSIA
LANARK	97/06191

MEXICO
SURF(X)	580342
SURF(X) + Des.	589320
(RO) ROHMNOVA	560516
(RO) ROHMNOVA + Des.	560516

NEW ZEALAND
GUARD	110804

NORWAY
(RO) ROHMNOVA	200204174
(RO) ROHMNOVA + Des.	200204175

SINGAPORE
(RO) ROHMNOVA	T02/05904Z
(RO) ROHMNOVA + Des.	T02/05905H

SWITZERLAND
(RO) ROHMNOVA	04010/2002
(RO) ROHMNOVA + Des.	04011/2002

TAIWAN
PREFIXX
(RO) ROHMNOVA	91041732
(RO) ROHMNOVA + Des.	91041733

Exhibit 6.12 – Proprietary Rights

Part C1 (Copyright Registrations)

COPYRIGHTS

Design #	Design Name	Registration #	Date of Registration
	AMERICAN GENTLEMEN	VA895718	5/4/1998
	APEX	VA895719	5/4/1998
11060	ABSTRACT RINGS	VA855008	4/14/1997
10470	AKITA	VA512146	9/15/1993
11020	ALBA ROSE DOUBLE BORDER	VA885165	8/5/1997
10843	ALESSANDRA	VA738464	11/9/1993
11170	ALEXIS	VA825375	5/8/1998

11041	AMBER QUEEN	VA768487	4/29/1997
11194	AMBROSIA	VA946982	11/4/1998
10809	AMICI	VA755176	10/18/1995
10555	ANCHORS A-WEIGH	VA612176	9/15/1993
11030	ANESTASIA ROSE	VA880964	9/22/1997
10851	ANNABEL	VA738465	11/9/1995
10614	ANNETTE	VA612149	9/15/1993
10826	ANTIQUE TAPESTRY	VA738367	11/9/1995
11023	APOTHECARY DAISY	VA886155	8/5/1997
10546	ASHBURY	VA612140	9/15/1993
10814	ASHLEY	VA738308	11/9/1995
11201	ASIA	VA925377	5/8/1998
11178	ASIAN WILLOW	VA925373	5/8/1998
11121	AURORA	VA889838	3/16/1998
10998	AUTUMN FOLIAGE	VA886153	8/5/1997
11008	AVIGNON STRIPE	VA868175	8/5/1997
10920	AZALEA	VA891856	3/16/1998
10670	AZTEK TEXTURE	VA674074	9/30/1994
10512	BABY DOLL	VA612172	9/15/1993
10790	BALI PATCHWORK	VA738360	11/9/1995
11227	BALTIMORE BELLS	VA945802	10/19/1998
10717	BANDANA BLOSSOM	VA755189	10/18/1995
10769	BAROQUE	VA738312	11/9/1995
10761	BAROQUE BOUQUET	VA738315	11/9/1995
10420	BELLAS FLORES	VA612148	9/15/1993
10946	BENGAL ROSE	VA766533	2/18/1997
10825	BIAS PLAID	VA738353	11/9/1995
10755	BIJOUX	VA755180	10/18/1995
10822	BLANCA	VA738365	11/9/1995
10511	BLOCK PARTY PAISLEY	VA612171	9/15/1993
11039	BLOSSOMTIME	VA858005	4/14/1997
11116	BLUE LAGOON	VA880870	9/22/1997
	BOLTA BASICS THIRD EDITION	VA900294	7/17/1998
11134	BLUMARINE	VA880973	9/22/1997
10648	BOMBAY	VA612178	9/15/1993
10385	BOTANICAL GARDEN	VA607419	9/15/1993

10822	CABARET	VA755174	10/18/1995
10774	CACHAREL	VA755181	10/18/1995
10755	CALICO FLORAL	VA671970	9/30/1994
10757	CALICO PATCHWORK	VA674073	9/30/1994
10615	CAMELOT	VA612179	9/15/1993
10553	CAMEO	VA755192	10/18/1995
11145	CARINTHA	VA925370	5/8/1998

COPYRIGHTS

Design #	Design Name	Registration #	Date of Registration
10756	FLORAL DAMASK	VA738316	11/9/1995
10506	FLORAL MUSK	VA612155	9/15/1993
10378	FLOWER BASKET	VA607418	9/16/1993
11068	FLOWER POWER	VA856009	4/14/1997
10506	FRESH FOLIAGE	VA612152	9/15/1993
11112	GARCIA	VA880966	9/23/1997
10427	GIANNI	VA512147	9/15/1993
11051	GLADIOLA	VA766486	4/29/1997
11173	GYPSY BOY	VA906258	5/8/1998
10408	GYPSY FLORAL	VA612175	9/15/1993
10789	HARLEQUIN ROSE PATCH	VA738312	11/9/1995
10708	HARMONY	VA674067	9/30/1994
11088	HARVEST	VA856010	4/14/1997
10950	HAWAII FIVE-O	VA886163	8/5/1997
10565	HERMES II	VA612162	9/15/1993
10798	HILLARY’S POPPY	VA738310	11/9/1995
11004	IBIZA	VA765536	2/18/1997
11119	IKAT PLAID	VA880971	9/22/1997
11183	ILLUSION STRIPE	VA945808	10/19/1998
10737	IMPERIAL DAMASK	VA671984	8/30/1994
10739	IMPERIAL FANSHExx	VA671966	9/30/1994
10739	IMPERIAL STRIPE	VA671965	9/30/1994
10649	INDIAN BLANKET	VA612160	9/15/1993
11046	INDIAN FLAME	VA891912	8/5/1997
10712	INDIANA JONES	VA671982	9/30/1994
11005	IPANEMA	VA766537	2/18/1997
11169	JAKARTA	VA925372	5/8/1998
11185	JARONICA	VA925367	5/8/1998
10828	JASPER PLAID	VA766530	2/18/1997
10839	JASPER STRIPE	VA766531	2/18/1997
10803	JESSE’S DREAM	VA738359	11/9/1995
10399	JILL	VA612136	9/15/1993
10667	JULIANNE	VA671976	9/30/1994
10558	JUNI BLOSSOM	VA612156	9/15/1993
11203	KASHMIR	VA849541	11/5/1998
10707	KATHARINA	VA674066	9/30/1994
10996	KATHERINES xx	VA780062	7/1/1996
10772	KATIE	VA755183	10/18/1995
10459	KYOTO	VA612170	9/15/1993
11057	LABYRINTH DIAMOND	VA856007	4/14/1997
10773	LALIQUE	VA755182	10/18/1995
11113	LAVA LAMP	VA880969	9/22/1997
10666	LE JARDIN	VA674078	9/30/1994
11177	LEAF ESSENCE	VA945807	10/19/1998
10283	LEAVES & BERRIES	VA512143	9/15/1993
10771	LES FLEUR	VA738311	11/9/1995
11171	LILAC PARADISE	VA882037	3/16/1998
11086	LISBON	VA886173	8/5/1997
10827	LLADRO	VA738364	11/9/1995
10802	LUISELLA	VA738352	11/9/1995
10821	MACKENZIE	VA738365	11/9/1995

COPYRIGHTS

Design #	Design Name	Registration #	Date of Registration
11090	RETRO DAISY	VA76-485	4/29/1995
10763	ROCKY MOUNTAIN	VA755185	10/18/1995
11175	ROMANCE	VA849542	11/5/1996
10831	ROSE GARLAND	VA755188	10/18/1995
10668	ROSLYN	VA671976	9/30/1994
10540	ROXANNE	VA612139	9/15/1993
10647	ROYAL CREST	VA674070	9/30/1994
10719	SANTIAGO DOUBLE BORDER	VA880975	9/22/1997
11118	SASSI	VA882040	3/16/1995
10792	SATINWOOD	VA755179	10/18/1995
10578	SATIN DOLL	VA671985	9/30/1994
10595	SERENADE	VA612163	9/15/1993
10692	SILK FLOWERS	VA671988	9/30/1994
11192	SONNET FLORAL	VA923-021	10/19/1998
11147	SPECTRUM PLAID	VA871-135	12/5/1997
11035	SPOTTED LEOPARD	VA856-003	4/14/1997
10669	SPRING FLING	VA674079	9/30/1994
10409	STEEL MAGNOLIAS	VA612154	9/15/1993
	STRIPES & TEXTURES xx EDITION	VA895606	5/7/1998
11185	SUMMER BREEZE	VA945805	10/19/1998
10837	SUNFLOWER	VA755-159	10/18/1995
	SURFACES	VA921455	9/17/1998
10438	SWEET ADALINE	VA612145	9/15/1993
10705	SWEET BASIL	VA671-980	9/30/1994
10945	SWEET BRIAR	VA756-532	2/18/1997
10913	SWEET JULIET	VA882-043	3/16/1998
10718	SWEET PEA	VA755188	10/18/1995
10548	SWEET SENSATION	VA612132	9/15/1993

10777	TAHOE	VA674-071	9/30/1994
10733	TAPESTRY RIBBONS	VA738354	11/9/1995
10080	TATTOO-YOL	VA766-488	4/29/1997
10639	TEMPO	VA612158	9/15/1993
10726	TIE DYE	VA674069	2/30/1994
11015	TIE DYE STRIPE	VA858-011	4/14/1997
11047	TORTOISE STRIPE	VA886-157	8/5/1997
	TRANSITIONS	VA878960	6/2/1998
11044	TREASURE TROVE	VA880-985	9/22/1997
10497	TRUMPET PAISLEY	VA512173	9/15/1993
10541	TUDOR ROSE	VA512177	9/15/1993
11101	TULIPS	VA945793	10/19/1998
10568	TUSCANY	VA812141	9/15/1993
10964	VALENCIA	VA556-171	8/5/1997
10835	VANESSA	VA812159	9/15/1993
10510	VEE VOHN	VA612169	9/15/1993
11043	VELVET PANSY DOUBLE BORDER	VA886-172	8/15/1997
10481	VENETIAN TREILLAGE	VA556-081	9/18/1994
10800	VENUS	VA755-177	10/18/1995
10474	VERNIQUE	VA612184	9/15/1993
10958	VERSUS	VA758-529	2/18/1997
11034	VICTORIA	VA886-158	8/5/1997
10800	VICTORIAN GARDEN	VA612138	9/15/1993
11010	VIVIAN’S TAPESTRY	VA880-963	9/22/1997
10732	VIZSAYA COORDINATE	VA671987	8/30/1994

COPYRIGHTS 2000

Design #	Design Name	Registration #	Registration Date
11307	ADENA	VA 991-386	2/15/00
11198	AQUATIC FLORAL	VA 991-389	2/15/00
11202	BALI	VA 993-598	2/15/00
11231	BALI SPICE	VA 992-908	2/15/00
11248	BAMBOO BLOSSOM	VA 993-002	2/15/00
11228	BANGALORE PAISLEY	VA 992-905	2/15/00
11292	BEIJING ROSE	VA 991-379	2/15/00
11294	BIAS FLORAL OMBRE	VA 993-006	2/15/00
11286	BIAS MARIGOLDS	VA 992-904	2/15/00
11293	BIAS OMBRE	VA 995-387	2/15/00
11243	BLUE DREAMER	VA 991-378	2/15/00
11262	BOTANICA	VA 991-385	2/15/00
11240/511	CASABLANCA	VA 991-380	2/15/00
11251	CASABLANCA STRIPE	VA 991-371	2/15/00
11250	CASABLANCA VINE	VA 991-368	2/15/00
11276	CABAH	VA 991-372	2/15/00
11232	COLLETTE	VA-1-029-223	2/15/00
11061	CRACKLE TEXTURE	VA 991-370	2/15/00
11246	DANCING LEAVES	VA 991-364	2/15/00
11027	DIAMOND SKIN	VA 993-597	2/15/00
11277	EMBROIDERY ROSE	VA 993595	2/15/00
11295	EMILY	VA 991-367	2/15/00
11196	GEISHA GIRLS	VA 1-031-630	2/15/00
11256	GWYNETH	VA 991-388	2/15/00
11275	HANNAH	VA 991-369	2/15/00
11257	HELIO	VA 991-391	2/15/00
11284	HERB GARDEN	VA 911-375	2/15/00
11159	IKAT FLORAL	VA 1-031-636	2/15/00
11259	INGRID	VA 991-390	2/15/00
11233	KARMA PAISLEY	VA 991-363	2/15/00
11120	LEDA ROSE	VA 1-031-631	2/15/00
11182	LILLY	VA 1-031-632	2/15/00
11274	LOLA	VA 993-004	2/15/00
11225	LONDONBERRY ROSE	VA 991-366	2/15/00
11193	LYRIC PAISLEY	VA 1-028-338	2/15/00
11180	MADEIRA COORDINATE	VA 992-903	2/15/00

11103	MINI PUZZLE	VA 993-594	2/15/00
11253	MON AMOUR	VA 991-387	2/15/00
11288	MONICA	VA 992-906	2/15/00
11223	NARIA	VA 1-031-628	2/15/00
11048	ODEON	VA 995-384	2/15/00
11283	ORIENTAL CLIMBER	VA 993-003	2/15/00
11301	PEACH BLOSSOM VINE	VA 991-365	2/15/00
11287	POPPY PASSION	VA 1-031-635	2/15/00
11233	PORCELAIN POPPY	VA 1-031-629	2/15/00
11300	PRINTEMPS	VA 991-373	2/15/00
11281	PROVENCE ROSE	VA 991-381	2/15/00
11263	RATTAN	VA 991-384	2/15/00
11273	ROSEBUDS	VA 993-005	2/15/00
11279	SCARLET	VA 991-392	2/15/00
11239	SCOTCH BRIAR DAISY	VA 991-376	2/15/00
11174	SPRINGTIME BLOSSOM	VA 1-031-633	2/15/00
11236	STEFANIE’S SUNFLOWER	VA 991-374	2/15/00
11238	STUDIO 54	VA 993-596	21/5/00
11309	SUMATRA CLOUD	VA 995-386	2/15/00
11266	SUNDOWN OMBRE	VA 995-385	2/15/00
11241	SWEETHEART	VA 991-383	2/15/00
11242	TARSIS	VA 991-377	2/15/00
11282	TEA GARDEN	VA 991-382	2/15/00
11270	VANITY	VA 1-031-634	2/15/00
11226	VOYAGE SCROLL	VA 992-907	2/15/00

COPYRIGHTS – 2001

Design #	Design Name	Registration #	Registration Date
	ABBA	VA 1-096-329	10/16/01
11374H	ADRIANNA	VA 1-098-234	5/17/01
11325H	AFRICAN VIOLET	VA 1-079-914	5/15/01
11124	ALOHA	pending
1488H	AMOUR	VA 1-093-408	5/24/01
	APHRODITE	VA 1-096-328	10/16/01
11505W	ARAMIS	VA 1-090-936	6/1/01
11665H	ASBURY PARK	VA 1-090-947	6/1/01
11344H	AUTUMN WILLOW	VA 1-133-072	10/25/01
11364H	AVALON	VA 1-079-911	5/15/01
11365H	AVALON STRIPE	VA 1-079-917	5/15/01
11361H	BABIES BREATH	VA 1-105-548	5/22/01
11224H	BACCHUSS	VA 1-076-878	5/18/01
11315H	BALI SUNSET	VA 1-098-033	5/24/01
11420H	BAMBOO GARDEN	VA 1-098-363	6/1/01
11407H	BATCHELOR’S BUTTON	VA 1-087-270	5/18/01
11647H	BLUE MOON	VA 1-100-886	5/30/01
11463H	BONSAI	VA 1-076-866	5/18/01
11650H	BORNEO	VA 1-090-939	6/1/01
11291H	BRANDY	VA 1-093-412	5/24/01
11393H	BRONTE	VA 1-087-272	5/18/01
11140	BRUSH STROKES	pending
11106	BRUSHWORK	pending
11443	CALICO GARDEN	VA 1-093-409	5/24/01
11655H	CAMILLIA	VA 1-090-958	6/1/01
11232H	CARA	VA 1-079-913	5/15/01
11349H	CASCADE	VA 1-079-910	5/15/01
11422H	CHANTAL	VA 1-076-882	5/18/01
11833	CHARISMA	VA 1-164-600	08/12/02
11628	CHENILLE CARPET	VA 1-096-331	10/16/01
11419H	CHERRY WOOD	VA 1-076-872	5/18/01
11188	CHESTNUT ROSE	pending
11188H	CHESTNUT ROSE	VA 1-098-035	5/24/01
11649H	CHIFFON FLORAL	VA 1-100-894	5/29/01
11137	CHINA LACE	pending

	11405H	COBBLE STONES	VA 1-089-820	5/18/01
	11656H	CONDOR	VA 1-090-938	6/1/01
	11351H	COOL WATER	VA 1-079-912	5/15/01
	11581	COSMO	VA 1-093-410	5/24/01
	11439H	COUNTRY GARDEN	VA 1-00-715	5/22/01
	11688H	CROSSROADS	VA 1-090-937	6/1/01
	11370H	DAKA	VA 1-089-827	5/18/01
	11321H	DARIEN	VA 1-079-921	5/15/01
	11136H	DAY TRIPPER PLAID	VA 1-093-411	5/24/01
	11187	DYNAMITE	pending
	11187H	DYNAMITE	VA 1-098-034	5/24/01
	11400H	EL CID	VA 1-097-268	5/18/01
	11314H	EMERALD GARDEN	VA 1-079-920	5/15101
	11618H	EMRIL POINT	VA 1-141-439	5/25/01
	11362H	ENCHANTMENT	VA 1-089-828	5/18/01
	11687	ENDEARMENT	VA 1-178-211	02/03/03
	11677W	EXOTIC PATCH	VA 1-087-267	6/1/01
	11632	EXOTIC JUNGLE	VA 1-103-593	6/11/01
	11763	FARRAH	VA 1-096-330	10/16/02
	11447H	FEATHERS	VA 1-089-822	5/18/01
	11553	FELICITY	VA 1-090-948	6/1/01
	11475H	FIRELIGHT	VA 1-076-865
	11769	FISHNET	VA 1-138-191	12/7/01
	10862	FLORADALE	pending
	11822	FLORIBUNDA	VA 1-127-327	12/10/01
	11372H	FLORINTINA	VA 1-089-824	5/8/01
	11723H	FRAGRANT FRUIT	VA 1-155-305	12/3/01
	11816	FRANCOISE	VA 1-134-475	14/25/01
	10878	FRUIT	pending
	11607	FUNKADELLIC	VA 1-101-567	5/25/01
	11782	GABRIELLA	VA 1-132-426	12/7/01
	11375H	GANGES	VA 1-089-823	5/18/01
SL	11720W	GARDEN BOUQUET	VA 1-098-037	5/29/01
	11818	GARDENER’S JOURNAL	VA 1-137-559	10/25/01
	11590	GEORGIE GIRL	VA 1-086-442	5/24/01
	11368H	GIANNI	VA 1-089-830	5/18/01
	11592	GRAND POPPY	VA 1-090-952	6/1/01
	11719W	GYPSY PATCH	VA 1-090-945	6/1/01
	11794	HAIKU	VA 1-143-307	12/7/01
	11354H	HARMONY	VA 1-079-918	5/15/01
	11827	HARPER	VA 1-123-847	12/10/01

11418H	HENNA SPICE	VA 1-076-874	5/18/01
11791	HIDEAWAY	VA 1-137-556	12/10/01
11628	HYPNOTIC	VA 1-096-332	10/16/01
11396J	IMPATIENS	VA 1-087-269	5/18/01
11310W	INDIAN WATERCOLOR	VA 1-098-373	6/4/01
11620	INDIRA	VA 1-096-331	10/16/01
11722H	IRIS	VA 1-132-339	12/3/01
11341H	ISABELLA	VA 1-133-073	10/25/01
11653H	JAIPUR	VA 1-101-228	6/4/01
11771	JEZEBEL	pending
11682	KELTIC KNOT	VA 1-133-075	10/25/01
11444H	KEY LARGO	VA 1-076-870	5/18/01
11615H	KRISTIN	VA 1-101-570	5/25/01
11651H	LA JOLLA	VA 1-090-949	6/1/01
11383	LADY SLIPPER	VA 1-173-881	10/10/02
10906	LILAC MIST	pending
11629	LINEN LEAVES	VA 1-487-553	6/04/01
11778	LORENZO	VA 1-135-708	12/10/00
11449H	LORI DALE	VA 1-076-875	5/18/01
11446H	LUCINA	VA 1-076-871	5/18/01
11832	LUSH LIFE	VA 1133-074	10/25/01
11311H	LYRIC	pending
11311W	LYRIC	VA 1-079-922	5/15/01
11312H	LYRIC STRIPE	VA 1-079-924	5/15/01
11451H	MAGNOLIA	VA 1-076-877	5/18/01
11666H	MAJORCA	VA 1-098-036	5/29/01
11329H	MARTHA’S VINEYARD	VA 1-079-909	5/15/01
11575W	MAYFLOWER	VA 1-087-549	5/4/01
11439HK	MEADOW	VA 1-090-935	6/1/01
11808	MEADOW SWEET	VA 1-137-554	12/10/01
11350H	MIA	VA 1-079-915	5/15/01
11415H	MIDNIGHT ROMANCE	VA 1-075-873	5/18/01
11146	MIMOSA	pending
11750	MODULAR	VA 1-137-119	12/7/01
11589	MONET’S MEADOW	VA 1-086-444	5/24/01
11466W	MORNING DEW	VA 1-090-951	6/1/01
11218	MYKONOS	pending
11532W	NATURE TRAIL	VA 1-087-548	6/4/01
11548W	NAVAHO PAISLEY	VA 1-087-551	6/4/01
11392H	NUBE	VA 1-089-831	5/18/01
11658H	PANAMA	VA 1-090-957	6/1/01

11536W	PANDORA	VA 1-087-552	6/4/01
11550W	PASHMINA	VA 1-087-547	6/4/01
11588	PASSION FLOWER	VA 1-086-441	5/24/01
11587	PATINA PAISLEY	VA 1-086-445	5/24/01
11681W	PEARL GARLAND	VA 1-090-942	6/1/01
11205H	PENELOPE	VA-1-100-882	5/25/01
11683W	PEONY GARDEN	VA 1-090-940	6/1/01
116563	PICTURE PERFECT	VA 1-096-325	10/16/01
11619H	POLYNESIA	VA 1-101-568	5/25/01
11669W	POND RIPPLES	VA 1-090-959	6/1/01
11816	POWER POSIES	VA 1-096-326	10/16/01
11609	PRESSED FLOWERS	VA 1-087-555	6/4/01
11401H	PRIMAVERE	VA 1-089-826	5/18/01
11755	PRISM	VA 1-141-409	12/7/01
11725	PROVIDENCE	VA 1-155-304	12/3/01
11710	PUCCI SWIRL	VA 1-096-333	10/16/01
11506W	PUCCINI	VA 1-087-554	6/4/01
11387H	RAINBOW TWEED	VA 1-087-271	5/18/01
11752	RAZZAMATAZZ	VA 1-145-953	12/7/01
11667H	RICK-RACK	VA 1-090-943	6/1/01
11371H	ROCK GARDEN	VA 1-089-825	5/18/01
11570	ROLLOS	VA 1-057-282	5/24/01
11682	ROMAN GLAZE	VA 1-133-071	10/25/01
11503W	RONIN	VA 1-090-934	6/1/01
11411H	ROSE ARBOR	VA 1-076-880	5/18/01
11397H	ROSE MEDLEY	VA-1-100-884	5/24/01
11591	ROYAL PARISIAN	VA-1-1-1-571	5/25/01
11698W	ST. MARTIN	VA 1-090-944	6/1/01
11460H	SHADOW BOX	VA 1-076-869	5/18/01
11431H	SANTINA	VA 1-076-881	5/18/03
11316H	SARONG	VA 1-079-919	5/15/01
11648	SASHA	VA 1-090-954	6/1/0l
11450H	SERENE	VA 1-076-876	5/18/01
11373H	SHARI	VA 1-098-911	5/18/01
11760	SOLAR	VA 1-137-120	12/7/01
11785	SOMERSAULT	VA 1-137-555	12/10/01
11787	SOMERSAULT	pending
11315H	SONATA	VA 1-090-946	6/1/01
11692W	STREAM	VA 1-094-941	6/1/01
11308H	SUMATRA	VA 1-079-923	5/15/01
11413H	SUNSET ROSE	VA 1-076-879	5/18/01

	11586	SWEET ROSE	VA 1-090-956	6/1/01
	11404H	SWEET WILLIAM	VA 1-089-821	5/18/01
	11753	SYNCOPATION	VA 1-138-189	12/7/01
	10865	TAHITI	pending
SL	11627	TANDOOR	VA-1-101-569	5/25/01
	11369H	TANGIER	VA 1-089-829	5/18/01
	11762H	TENILLE	VA 1-177-533	1/7/03
	11606H	TIGER ROSE	VA 1-104-769	5/25/01
	11551	TOPSY TURVEY	VA 1-103-262	5/29/01
	11366H	TOSCA	VA 1-158-359	12/3/01
	11367H	TOSCA STRIPE	VA 1-079-916	5/15/01
	11659	TRICIA	VA 1-090-955	6/1/01
	11764	TROPICAL CRUISE	VA 1-120-712	12/10/01
	11800	UNDERCOVER	VA 1-137-553	12/10/02
	11669H	VELVETEEN	VA 1-090-953	6/1/01
	11751	VERTIGO	VA 1-145-953	12/3/01
	11549W	VICTORIAN PAISLEY	VA 1-087-550	6/4/01
		VICTORIANNA	VA 1-079-908	5/15/01
	11535	VIENNA	VA 1-086-443	5/24/01
	11805	VIVALDI	VA 1-096-327	10/16/01
BL, SL	11696	WALL FLOWER	VA 1-090-950	6/1/01
	11439H	WATER DANCE	VA 1-076-868	5/18/01
	11391H	WATER LILLY	VA 1-101-000	5/18/03
	11355H	WATERCOLOR CLOUD	VA 1-090-933	6/1/01
	11507W	WILLOW	VA 1-087-546	6/4/01
	11432H	WIND SHADOW	VA 1-076-867	5/18/01
	11603	WINDSWEPT	VA 1-090-932	6/1/01

COPYRIGHTS 2002

	Design #	Design Name	Registration #	Registration Date
	11971	BELIZE	VA 1-165-910	01/07/03
	11965	BELLAGIO	pending
	11955	CABANA	VA 1-165-908	01/07/03
	11849	CAROLINE	VA 1-181-371	02/05/02
	11959	CEYLON	pending
	11821	COUNTRY FAIR	VA 1-124-371	03/05/02
	11995	CHRISTINE	VA 1-172-664
	11787	DAHLIAS	VA 1-181-315	02/05/02
	11820	DHURRI	VA 1-124-372	03/05/02
	11954	EFFERVESCENT	VA 1-169-418	01/15/03
	11956	GALAXY	VA 1-169-417	01/15/03
	11996	HONEYMOON	pending
	11966	IBIZA	VA 1-165-909	01/07/03
	11978	INCOGNITO	VA 1-165-911	01/07/03
	11621	JAVA JAVA	pending
	11773	KARMA	VA 1-127-161	02/05/02
	11819	MAXIMILLAN	VA 1-124-370	03/05/02
	11963	NEW MORNING	VA 1-175-019	01/07/03
	11957	PUERTA VALLARTA	VA 1-172-695	01/07/03
	11972	REFLECTED GLORY	VA 1-165-907	01/07/03
	11851	RIVIERS	VA 1-181-336	02/05/02
	11814	SUMMER HOUSE	VA 1-181-314	02/05/02
	11975	WILTON	VA 1-172-696	01/07/03
	11825	WINDMERE	pending
HL	11704	RENAISSANCE	pending

Exhibit 6.12 – Proprietary Rights

Part C2 (Copyright Regs. Licensed to Blue Mountain)

Acanthus Border Version 1	VA 548 198	12/24/92
American Kitchen & Bath Volume 3	VA 542-335	1/21/93
American Kitchen & Bath Volume 4	VA 797-843	9/30/96
American Sunsets Volume 2	VA 442 007	12/11/90
American Sunsets Volume Three	VA 594 921	9/16/93
An Early Spring	VA 650 198	5/11/94
Applause Vol. 3	VA 516 365	8/3/92
Apple Creek	VA 815 534	2/4/97
Astoria Court	VA 815 540	2/4/97
Artistry (4th edition)	VA 759 803	3/25/96
Associates Volume 2	VA 542-464	1/21/93
Associates Volume 3	VA 773-432	5/24/96
A Step Beyond	VA 468 140	8/15/91
At Home	VA 406 529	5/17/90
Backgrounds Volume TV	VA 624 285	2/16/94
Banbury	VA 155 783	6/5/89
Bolta Basics	VA 479 335	11/7/91
Bolta Basics Second Edition	VA 648 301	7/19/94
Bolta Continuum (Third Edition)	VA 790 868	6/25/96
Bramley Hall	VA 468 154	8/16/91
Breakfast in the Country	VA 982 497	11/7/91
Breakfast in the Country Volume 2	VA 652 938	7/19/94
Camden	VA 356 211	6/22/89
Cayman Collection	VA 827 882	4/14/97
Celebrating Tradition	VA 827 889	4/14/97
Chatham Hill	VA 468 153	8/16/91
Chatham Hill	VA 648 300	7/19/94

Name	No.	Date
Enhancements	VA 542-465	1/21/93
Epic 2nd Edition	VA 790 859	7/18/96
ESSCAPE	VAL 791-942	9/5/96
Essex Borders Volume 2	VA 441 452	3/29/91
Essex By Design	VA 653 276	8/22/94
etc (essex texture collection)	VA 651 953	8/25/94
etc. 3	VA 982 529	11/7/91
Expectations	VA 468 145	8/15/91
Facades	VA 468 144	8/15/91
Fine Examples	VA 762 401	1/11/96
Fine Finishes	VA 468 142	8/15/91
Folk Art	VA 542 455	1/21/93
Foundations	VA 594 923	9/16/93
Frame Works	VA 825430	3/17/97
Fresh Starts	VA 712 952	4/4/95
Garden Gifts (Volume II)	VA 811 586	12/18/96
Garden Retreat	VA 790 860	8/20/96
Garden Time	VA 439 796	3/29/91
GenCorp 1992 First Quarter Report	TX 3 310 728	5/18/92
GenCorp 1992 Second Quarter Report	TX 3 367 786	8/3/92
Good Night Sleep Tight	VA 570 381	5/11/93
Grand Inspiration	VA 653 801	8/22/94
Grand Palais	VAU 155 782	6/7/89
Halls and All Volume 2	VA 594 922	9/16/93
Harvest Home	VA 594 924	9/16/93
Harvest Home Volume 2	VA 775 513	7/16/96

Name	No.	Date
Kitchen & Bath Delights Vol 3	VA 594-927	9/16/93
Kitchen & Bath Delights Vol 4	VA 790 861	8/20/96
Kitchen & Bath Designs	VA 710 511	7/21/95
Kitchen and Bath Fair	VA 439 794	3/29/91
Kitchen & Bath Naturals	VA 652 935	7/19/94
Kitchen & Bath Preferences	VA 748 014	11/13/95
Kitchen & Bath Selections	VA 756 424	11/27/95
Kitchen & Bath Settings Volume 4	VA 490 867	2/10/92
Kitchen & Bath Settings Volume 5	VA 759 243	4/4/96

Kitchen & Bath Style Volume 2	VA 479 333	11/7/91
Kitchen & Bath Style Volume 3	VA 661 506	8/22/94
Kitchen Corner	VA 797 814	7/12/96
Life Lines	VA 468 141	8/16/91
Lifelines (94)	VA 679-219	12/20/94
Light Lines Volume 3	VA 594 926	9/16/93
Light Lines Volume 4	VA 797-845	9/30/96
Living Environments	VA 490 866	2/10/92
Living Quarters	VA 490 869	2/10/92
Many Mini’s!	VA 653 126	8/22/94
Market Basket	VA 763819	3/13/96
Market Square	VA 490 868	2/10/92
Market Square Vol. 2	VA 686 769	1/9/95
Master Suite Volume 2	VA 439 797	3/29/91
Megatrends (2nd Edition)	VA 706 636	3/3/95
Metrics (4th Edition)	VA 712 951	4/20/95

Name	No.	Date
Room with a View	VA 650 199	5/11/94
Rooms in Bloom	VA 695 799	2/24/95
Saniras Contemporaries	VA 570 378	5/11/93
Saniras Kids	VA 775 514	5/29/96
Saniras 90th Anniversary Wallcovering Collection	VA 632 206	11/15/93
Scallops	VAU 155 781	6/7/89
Sheffield	VAU 180 020	4/23/90
Showcase V Kitchen & Bath	VA 618 417	12/27/93
Signature Collection	VA 770-518	2/7/96
Silkweave	VA 183 885	3/15/85
Simplistics	VA 515 883	8/3/92
Sleepy Time	VA 542-338	1/21/93
Somersworks	VA 570 380	5/11/93
Somersworks Inn	VA 801 354	10/28/96
Source 54”	VA 982 498	11/7/91
Southwest Stripe (Sunstyle)	VA 404 072	5/17/90
Specialty of the House	VA 439 169	12/10/90
Spring Floral(Sunstyle)	VA 409 696	5/15/90
Stoney Hill Inn	VA 542-339	1/21/93
Stripes & Textures	VA 686 768	1/9/95
Subtle Tones(Volume 2)	VA 825431	3/25/97
Summer Bouquet	VA 439 792	3/29/91
Superleaves	VA 650 202	5/20/94
Surface Statements	VA 922 499	11/7/91
Surface Statements (1996)	VA 759 244	2/21/96
Tea Room	VA 735 165	10/17/95

Exhibit 6.12 – Proprietary Rights

Part D1 (Licensed IP Rights – Patents)

PAT. NO.	APPL. NO.	LICENSOR	TITLE

U.S.
*		*	*

*		*	*

*		*	*

*		*	*

*		*	*

*		*	*

*		*	*

*		*	*

*		*	*

*		*	*

*		*	*

*		*	*

*		*	*

*		*	*

*		*	*

*		*	*

*		*	*

*		*	*

*		*	*

	*	*	*

	*	*	*

AUSTRIA
*		*	*

*		*	*

BELGIUM
*		*	*

* Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 6.12 – Proprietary Rights

Part D1 (Licensed IP Rights – Patents)

PAT. NO.	APPL. NO.	LICENSOR	TITLE

CANADA

	*	*	*

	*	*	*

	*	*	*

	*	*	*

DENMARK

*		*	*

EUROPEAN COMMUNITY (EPO)

	*	*	*

	*	*	*

FINLAND

*		*	*

	*	*	*

FRANCE

*		*	*

*		*	*

*		*	*

*		*	*

*		*	*

GERMANY

*		*	*

*		*	*

*		*	*

	*	*	*

GREAT BRITAIN

*		*	*

*		*	*

*		*	*

*		*	*

ITALY

*		*	*

* Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 6.12 – Proprietary Rights

Part D1 (Licensed IP Rights – Patents)

PAT. NO.	APPL. NO.	LICENSOR	TITLE

*		*	*

*		*	*

JAPAN

*		*	*

*		*	*

	*	*	*

	*	*	*

	*	*	*

	*	*	*

LICHTENSTEIN

*		*	*

LUXEMBOURG

*		*	*

NETHERLANDS

*		*	*

*		*	*

SWITZERLAND

*		*	*

*		*	*

*		*	*

TAIWAN

*		*	*

	*	*	*

* Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 6.12 – Proprietary Rights

Part D2 (Licensed IP Rights – Trademarks)

REG. NO.	APPL. NO.	LICENSOR	MARK

U.S.

1,181,240		Canadian General Tower	TOWER

2,821,058		Aerojet General	POLYFOX

	76/198/799	Greenguard Environmental Inst.	GREENGUARD INDOOR AIR QUALITY CERTIFIED + Dee

	76/199/055	Greenguard Environmental Inst.	GREENGUARD INDOOR AIR QUALITY CERTIFIED

Schedule 6.13

Trade Names

OMNOVA Solutions Inc.

GenFlex Roofing Systems

Schedule 6.14

Litigation

Stanley Wotus et al. V. GenCorp Inc., et al.

On October 12, 2000, a group of former GenCorp Inc. employees who retired from GenCorp facilities filed a purported class action lawsuit in Federal District Court for the Northern District of Ohio against GenCorp and the Company, and certain retiree medical plans of both companies, seeking certain retiree medical benefits. The retirees seek to certify a class consisting of all eligible retirees at 12 plants formerly represented by the United Rubber Workers. Plaintiffs claims are based primarily on certain GenCorp labor agreements, which expired in the mid1990’s or earlier and GenCorp’s adoption of a replacement retiree health care plan which capped benefit levels. The matter is currently in the discovery stage of the proceedings. The Company believes that it has meritorious defenses to this lawsuit as well as a right of indemnification from GenCorp. The Company believes that the likelihood that it will incur any liability materially affecting its consolidated financial condition is remote.

The Company is subject to various legal actions, governmental investigations and proceedings relating to a wide range of matters. In the opinion of management, after reviewing the information which is currently available with respect to these matters and consulting with legal counsel, any liability which may ultimately be incurred with respect to these matters will not materially affect the consolidated financial condition of the Company other than the matter discussed above as to which the Company believes that it has meritorious defenses and the likelihood that it will incur any liability materially affecting its consolidated financial condition is remote. The effect of resolution of these matters on results of operations cannot be predicted because any such effect depends on both future results of operations and the amount and timing of the resolution of such matters.

Schedule 6.15

OMNOVA Solutions Inc. Hourly Employee Summary

(a) and (b)

	Location	Union	Expiration Date	Hrly. Emp.

D&BP	Columbus, MS	U.S.W.A., #748	05/15/04	468

	Jeannette, PA	USWA, #22	07/01/04	195

PCD	Calhoun, GA	UNITE #1876	03/01/04	36

	Mogadore, OH	UFCW, #419	05/31/05	102

	Chester, SC	IUOE, #470	12/15/03	77

(c) None

(d) None

(e) None

Schedule 6.16

Environmental Law

Consent Agreements

Two Consent Agreements are in place today:

1)	Consent Order ACOP-CE-02-9019-27A, FMF ID #326462 was executed between OMNOVA and the Commonwealth of Massachusetts, Department of Environmental Protection on April 16, 2002 to resolve a variety of alleged violations of air, water and waste management requirements at our Fitchburg, MA plant. Under the provisions of this agreement OMN must install a new thermal oxidizer by September 10, 2003. The cost of the oxidizer system is approximately $800,000. Essentially all of the funds have already been spent or committed and the project is on schedule for an on time completion. The Order has a provision for progressive stipulated penalties for failing to meet the agreed schedule ranging from $250/day to $1,000/day after 30 days.

2)	Agreed Order No. 4524-02 was executed on December 19, 2002 between OMNOVA and the Mississippi Commission On Environmental Quality and Executive Director of the Mississippi Department of Environmental Quality to resolve alleged violations of the Mississippi waste management rules at the Columbus, MS plant. This Order requires that OMN install a new chiller at the Columbus plant by December 19, 2003. This project is also on track for a timely completion.The Order contains a provision for stipulated penalties at the rate of $500/day up to a $25,000 maximum for failure to comply.

Schedule 6.19

OMNOVA Solutions Employee Benefit and Compensation Plans

(a) OMNOVA Solutions Consolidated Pension Plan

OMNOVA Solutions Retirement Savings Plan

OMNOVA Solutions Savings & Investment Plan for Employees of Reneer Films Operations

OMNOVA Solutions Benefits Restoration Plan

OMNOVA Solutions Medical Plan

OMNOVA Solutions Dental Plan

OMNOVA Solutions Flexible Benefits Plan

OMNOVA Solutions Retiree Medical Plan

OMNOVA Solutions Hourly Retiree Medical Plan

OMNOVA Solutions Basic and Dependent Life Insurance Plan

OMNOVA Solutions Accidental Death and Dismemberment Plan

OMNOVA Solutions Voluntary Personal Accident Plan

OMNOVA Solutions Long-Term Disability Plan

OMNOVA Solutions Short-Term Disability Plan

OMNOVA Solutions Business Travel Accident Insurance Plan

OMNOVA Solutions Involuntary Separation Pay Plan

OMNOVA Solutions Amended and Restated 1999 Equity and Performance Incentive Plan

OMNOVA Solutions Executive Incentive Compensation Plan

OMNOVA Solutions Deferred Bonus Plan (not currently allowing any deferrals)

OMNOVA Solutions Deferred Compensation Plan for Nonemployee Directors

OMNOVA Solutions Retirement Plan for Nonemployee Directors (terminated as to new directors effective Feb. 1, 2000)

(c)

Schedule 6.26

Material Agreements

Material Supply Agreements

Plastics Additives Supply Agreement between OMNOVA Solutions Inc. and *, effective *

Just-In-Time Inventory Agreement between * and OMNOVA Solutions Inc., effective *

Consignment and Telemetry Agreement between * and GenCorp Polymer Products, effective * (including all amendments and/or modifications thereto, including modifications dated * and *)

Agreement between * and OMNOVA Solutions Inc., effective *

Sales Contract between * and OMNOVA Solutions Inc., effective *

Agreement between * and OMNOVA Solutions Inc., effective *

Sales Agreement between * and OMNOVA Solutions Inc., effective *

Butadiene Sales Agreement between * and OMNOVA Solutions Inc., effective *

Sales Agreement 1,3 Butadiene between * and OMNOVA Solutions Inc., effective *

Titanium Dioxide Supply Agreement between OMNOVA Solutions Inc. and *, effective *

Sales Contract between * and OMNOVA Solutions Inc., effective *

Contract of Sale between * and OMNOVA Solutions Inc., effective *

* Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Other Material Agreements

Distribution Agreement between OMNOVA Solutions Inc. and GenCorp Inc. (Spinoff document)

Amended and Restated Credit Agreement dated April 12, 2001 by and among OMNOVA Solutions Inc., Bank of America, N.A., as Agent and Lender, and the Lenders parties thereto, as amended (terminated in connection with this Credit Agreement)

Tax Matters Agreement between OMNOVA Solutions Inc. and GenCorp Inc.

Alternative Dispute Resolution Agreement between OMNOVA Solutions Inc. and GenCorp Inc.

Agreement on Employee Matter between OMNOVA Solutions Inc. and GenCorp Inc.

Services and Support Agreement between OMNOVA Solutions Inc. and GenCorp Inc.

Schedule 6.27

Bank Accounts

OMNOVA Solutions Inc.

Bank One

611 Woodward Ave

Detroit, MI 48226-3497

Account Number: *

OMNOVA Solutions Inc.

National City

National City Center

P.O. Box 5756

Cleveland, OH 44101-0756

Account Number: *

OMNOVA Solutions Inc.

KeyBank

127 Public Square

6th Floor

Cleveland, OH 44114-1306

Account Number: *

OMNOVA Solutions Inc.

Mellon Bank

One Mellon Bank Center

Room 4530

Pittsburgh, PA 15258-0001

Account Number: *

OMNOVA Solutions Inc.

Mellon Bank

One Mellon Bank Center

Room 4530

Pittsburgh, PA 15258-0001

Account Number: *

OMNOVA Solutions Inc.

Bank One

611 Woodward Ave.

Detroit, MI

Account No. *

* Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

OMNOVA Solutions Inc.

Bank of America, NA

Dallas, TX 75238-2406

Account No. *

OMNOVA Solutions Inc.

Bank One

120 South LaSalle St.

Chicago, Ill 60603

Account Nos. *

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 6.29

OMNOVA Solutions Inc.

Insurance Policy Schedule (2002 - 2003)

Tab	Coverage	Coverage Term	Insurer	Policy No.	Limits	Retention
1	Directors & Officers Liability	09/30/02-09/30/03	Federal Insurance Co.	81608905	$*	$	*
2		09/30/02-09/30/03	St Paul Insurance Cos.	634CM0226	$*	$	*
2		09/30/02-09/30/03	Houston Casualty	34MG02A1429	$*	$	*
2		09/30/02-09/30/03	Liberty Mutual Ins. Cos.	Binder 66738	$*
2		09/30/02-09/30/03	Carolina Casualty Ins. Co.	Binder 66770	$*
1	Fiduciary Liability	09/30/02-09/30/03	Federal Insurance Co.	81608905	$*	$	*
3		09/30/02-09/30/03	Royal & SunAlliance	Binder 66771	$*	$	*
1	Crime	09/30/02-09/30/03	Federal Insurance Co.	81608905	$*	$	*
1	Special Risk	09/30/02-09/30/03	Federal Insurance Co.	81608905	$*	$	*
4	Business Travel Accident	10/01/02-10/01/03	Zurich American	GTU3586985	$*	$	*
5	Transit	10/01/02-10/01/03	American Home	87866C	$*	$	*
6	Non-Owned Aircraft	11/09/00-11/09/03	ACE of Ohio	S00534857	$*	$	*
7	Property / Boiler & Machinery	12/01/02-12/01/03	Factory Mutual	1-32577	$*	$	*
8	General Liability	12/01/02-12/01/03	Sentry Insurance	901499903	$*	$	*
8	Automobile Liability (Other States)	12/01/02-12/01/03	Sentry Insurance	901499904	$*	$	*
8	Automobile Liability (MA Only)	12/01/02-12/01/03	Sentry Insurance	901499905	$*	$	*
8	Automobile Liability (TX Only)	12/01/02-12/01/03	Sentry Insurance	90149990x	$*	$	*
8	Workers Compensation (Dod.)	12/01/02-12/01/03	Sentry Insurance	901499901	$*	$	*
8	Workers Compensation (Retro)	12/01/02-12/01/03	Sentry Insurance	901499902	$*	$	*
9	Excess Workers Compensation	12/01/02-12/01/03	Employers Reinsurance	644614	$*	$	*
10	Foreign DIC Liability	12/01/02-12/01/03	ACE American	PHF037674	$*	$	*
11	Umbrella/Excess Liability	12/01/02-12/01/03	American Surplus Lines Ins. Co.	BE7411731	$*	$	*
12		12/01/02-12/01/03	Westchester Fire	HXA7392750	$*	$	*
13		12/01/02-12/01/03	Fireman’s Fund Ins. Co.	XXK00085294593	$*	$	*
14		12/01/02-12/01/03	Starr Excess Liability Ins. Int’l	6394461	$*	$	*
15		12/01/02-12/01/03	Federal Insurance Co.	93630302	$*	$	*
16		12/01/02-12/01/03	Kemper Indemnity Ins. Co.	3YR00152500	$*	$	*
17	Punitive Damages Liability	12/01/02-12/01/03	Starr Excess Liability Ins. Int’l Ltd	5376473	$*	$	*
18	Judicial Bond (Condea Vista)	03/xx/02-03/15/03	Fidelity & Deposit	8632093	$*		N/A
18	Surety Bond (ARCA)	04/xx/02-04/19/03	Zurich Insurance Co.	6301188	$*		N/A
18	Surety Bond (State of MS)	07/17/02-07/17/03	Fidelity & Deposit	LPM8325916	$*		N/A
18	Surety Bond (Calhoun, GA)	07/17/02-07/17/03	Fidelity & Deposit	LPM8325917	$*		N/A
18	Surety Bond (RCABC & RGC)	10/18/02-10/18/03	Zurich Insurance Co.	6314272	$*		N/A
18	Surety Bond (Notary Bond)	12/05/01-12/05/05	CNA	929227400	$*		N/A
18	Customs Bond	12/30/02-12/30/03	Washington International Ins. Co.	109972472	$*		N/A

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 6.30

Inactive Sub	Assets in Excess of $5000	Material Liabilities	Business Activity
Decorative Products Thailand, Inc.	See Attached	See Attached	Holding company for Company’s Asian joint venture interests
OMNOVA Wallcovering (USA) Inc.	See Attached	See Attached	Holding company for Company’s European Decorative Products operations
OMNOVA Overseas Inc.	See Attached	See Attached	Employs Company’s expatriate employees and conducts related activities and holds related assets/liabilities

OMNOVA Solutions

Co 400 Decorative Thailand Inc.

As of April 30, 2003

Assets
Receivable due from CPPC	$	*
Singapore Investment		*
Thailand Investment		*
Singapore Investment Inc.		*
Thailand Investment Inc.		*
Fixed Assets		*
Net Goodwill		*

*
Liabilities
Net Intercompany		*
Accrued Income Taxes		*
Equity		*

*

Net Income (Loss)		*

Trial Balance	$	*

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

OMNOVA Solutions

Co 641 OMNOVA Wallcovering USA

As of April 30, 2003

Assets
Cash	$	*
UK Investment		*
Net Trademarks		*
Net Technical Know How		*
Net Non-Compete		*

*
I/C Note Receivable		*
I/C Interest Receivable		*
I/C Royalty Receivable		*

*

Total Assets		*

Liabilities
Net Intercompany		*
Payables		*
Accrued Income Taxes		*
Equity		*

*

Net Income		*

Trial Balance	$	*

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

OMNOVA Solutions

Co 305 OMNOVA Overseas

As of April 30, 2003

Assets
Mis Employee Advance	$	*
Employee Advance		*

*

Liabilities
Net Intercompany		*
Accrued Payroll		*
Accrued Vacation		*
Accrued Income Taxes		*
Equity		*

*

Net Income (Loss)		*

Trial Balance	$

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.